EXHIBIT 2.1

                          PURCHASE AND SALE AGREEMENT

      This Purchase and Sale Agreement is made and entered into on this the 17th day of September, 1998, by and between Sonat Exploration Company, a Delaware corporation, and Sonat Texas Gathering Company, a Delaware Corporation (collectively herein "Seller"), and Texoil, Inc., a Nevada corporation ("Buyer").

      1. SALE AND PURCHASE OF THE PROPERTIES. Subject to the terms and conditions herein set forth, Seller agrees to sell, assign, convey and deliver to Buyer and Buyer agrees to purchase and acquire from Seller at the Closing (defined in Article 12, below) but effective as of 7:00 a.m., Central Time, on April 1, 1998 (the "Effective Date"), all of Seller's right, title and interest in each property set forth on Exhibit A ("Units and Wells"), Exhibit B ("Leases, Rights-of-Way and Easements"), all other interest, if any, owned by Seller, in, to and under the Units, Wells, Leases, Rights of Way and Easements and all contracts relating thereto; and as of the Closing Date, all of Seller's right, title and interest in the equipment located on or appurtenant to a Lease and used exclusively in connection with the operation of a Well as well as the items listed on Exhibit C, to include the assignment of a seismic license in relation to seismic data (to the extent that Seller has the right to assign such data) associated with the North Crowley field ("Pipelines and Other Personal Property" and, collectively, "Properties").

      2. PURCHASE PRICE. The purchase price for the Properties shall be Twenty Five Million Five Hundred Thousand and no/100 Dollars ($25,500,000.00) ("Purchase Price"), subject to any applicable adjustments as are hereinafter provided. As evidence of good faith, with the signing of this Agreement, Buyer has deposited One Million Dollars ($1,000,000) in cash with Seller ("Performance Deposit"). The Performance Deposit will not bear interest and is not refundable, except as specifically provided in this Agreement. Any forfeiture of the Performance Deposit as provided in this Agreement will be in addition to, and not in lieu of, any right or remedies that Seller has under law or in equity for Buyer's failure to perform under this Agreement.

      3. ADJUSTMENTS TO PURCHASE PRICE; FINAL PURCHASE PRICE. The Purchase Price shall be adjusted as follows and the resulting amount shall be referred to herein as the Final Purchase Price:

            3.1 INCREASES IN PURCHASE PRICE: The Purchase Price shall be increased by an amount equal to the sum of the following amounts:

                  3.1.1 The amount of costs and expenses, including, without limitation, such capital expenditures as are permitted by Section
            6.1.1. below incurred by Seller in the ordinary course of Seller's business and customary overhead charges related to the Properties from the Effective Date to the Closing Date.

                  3.1.2 The amount of all prepaid expenses, including, without limitation, ad valorem, property and similar taxes and assessments based upon or measured by
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            ownership of the Properties and attributable to periods of time after the Effective Date.

                  3.1.3 Any amounts due to Seller from other parties as of the
            Effective Date with respect to any Imbalance existing at the Effective Date, such amounts to be determined:

                        (a) for production Imbalances by multiplying the
                  Imbalance volume by $1.75 per MCF and then reducing such amount by the leasehold burdens including royalties, overriding royalties and production payments, if any, and severance taxes to be paid on such amount, and

                        (b) for pipeline, transportation or processing
                  Imbalances by multiplying the Imbalance volume by the price actually in effect for make-up gas if made-up prior to Closing or by $1.75 per MMBTU if not made-up, and then reducing such amount by the sum of the total of the leasehold burdens including royalties, overriding royalties and production payments, if any, and severance and similar taxes, if any, actually paid on such amount plus all penalties and other charges on the Imbalance.

            The term "Imbalance" means any gas or other hydrocarbon production, pipeline, transportation or processing Imbalance existing as of the Effective Date with respect to any of the Properties, together with any related rights or obligations as to future cash and/or gas or product balancing, as a result of, in the case of production Imbalances, Seller having taken and sold for Seller's account cumulative production which is greater or less than Seller's Working Interest share in cumulative production, or, in the case of a pipeline, transportation or processing Imbalances, Seller having delivered production which is greater or less than the production volume Seller contracted to deliver.

                  3.1.4 As to Wells in which Seller's Net Revenue Interest (as defined in Article 10 below) is determined to be greater than the decimal interest noted in Exhibit A, an amount determined by multiplying the Allocated Value (as hereinafter defined) for Seller's interest in the Well in question by a fraction, the numerator of which shall be the decimal increase in Seller's Net Revenue Interest in such Well from the percentage shown for such Well in Exhibit A and the denominator of which shall be the Net Revenue Interest shown for such Well on such Exhibit.

                  3.1.5 The value of all merchantable, clean oil and other
            products in tanks above the pipeline sales connection at the Effective Date that is credited to the Properties, such value to be the market or, if applicable, the contract price in effect as of the Effective Date, less any applicable leasehold burdens including royalties,
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            overriding royalties and production payments, if any, and severance taxes.

            3.2 DECREASES IN PURCHASE PRICE: The Purchase Price shall be decreased by an amount equal to the sum of the following amounts:

                  3.2.1 The amount of all proceeds received by Seller, net of all applicable taxes and leasehold burdens including royalties, overriding royalties and production payments, if any, attributable to production from the Properties for periods of time after the Effective Date, excluding, however, proceeds from all production prior to the Effective Date, which proceeds shall be for the account of Seller.

                  3.2.2 Any amounts due from Seller to other parties as of the
            Effective Date with respect to any Imbalances existing at the Effective Date, such amounts to be determined:

                        (a) for production Imbalances by multiplying the
                  Imbalance volume by $1.75 per MCF and then reducing such amount by the leasehold burdens including royalties, overriding royalties and production payments, if any, and severance taxes to be paid on such amount, and

                        (b) for pipeline, transportation or processing
                  Imbalances by multiplying the Imbalance volume by the price actually in effect for make-up gas if made-up prior to Closing or by $1.75 per MMBTU if not made-up and then reducing such amount by the sum of the total leasehold burdens including royalties, overriding royalties and production payments, if any, and severance and similar taxes, if any, actually paid on such amount plus the amount of all penalties and other charges on the Imbalance.

                  3.2.3 An amount equal to all ad valorem, property, and similar taxes and assessments based upon or measured by Seller's ownership of the Properties that are unpaid as of the Closing Date and attributable to periods of time prior to the Effective Date, which amounts shall be computed based upon such taxes and assessments for the calendar year 1997; provided that if such taxes or assessments are assessed on other than a calendar year basis, for the tax related year last ended.

                  3.2.4 Any amount determined in connection with uncured Title
            Defects as provided for in Article 10 below.

                  3.2.5 Any amount determined in connection with Adverse
            Environmental Conditions as provided for in Article 19 below.
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                  3.2.6 Any amount determined in connection with Material Change in Condition as provided for in Section 10.5 below.

      4. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer that:

            4.1 ORGANIZATION. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in and in good standing under the laws of the state(s) where the Properties are located.

            4.2 AUTHORITY. Seller has full power and authority and has taken all requisite action, corporate or otherwise, to authorize it to carry on its business as currently conducted, to enter into this Agreement and to perform its obligations under this Agreement.

            4.3 ENFORCEABILITY. This Agreement has been duly executed and delivered on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms. At the Closing, all documents required hereunder to be executed and delivered by Seller shall be duly authorized, executed and delivered and shall constitute legal, valid and binding obligations of Seller enforceable in accordance with their respective terms.

            4.4 CONTRACTS. To the best of Seller's knowledge, the material terms of all leases, operating agreements, production sales contracts, farmout agreements and other contracts or agreements respecting the Properties can be found either of record in the county and parish in which the Properties are located or are reflected or referenced in Seller's files. To the knowledge of Seller, the information contained in the files is correct however, Seller makes no representation or warranty in relation thereto. To the knowledge of Seller, the Properties are in good and workmanlike condition and suitable for the purposes for which they are intended, however Seller makes no representation or warranty in relation thereto. In relation to 6.2.1 (b) (i) and (iii), Seller represents to the best of Seller's knowledge, that the information not available for disclosure will not have a material adverse effect on the transaction contemplated herein nor have a value such that either party would have the right to terminate the agreement in accordance with Section 18.2 below.

            4.5 PREFERENTIAL PURCHASE RIGHTS/CONSENTS. To the best of Seller's knowledge, Exhibit D sets forth all consents and approvals required to be obtained for, and all preferential purchase rights exercisable in connection with, the assignment of the Properties to Buyer

            4.6 LITIGATION AND CLAIMS. To the best of Seller's knowledge, except as set forth in Exhibit E, no claim, demand, filing, cause of action, administrative proceeding, lawsuit
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      or other litigation is pending or threatened that could now or hereafter materially and adversely affect Buyer's ownership, operation or value of any of the Properties. It is understood, that Sonat shall maintain responsibility for the three items listed on Exhibit E, CLAIMS AND DEMANDS, under the heading North Crowley Field.

      5. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller that:

            5.1 ORGANIZATION. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified to do business in and in good standing under the laws of the state(s) where the Properties are located.

            5.2 AUTHORITY. Buyer has full power and authority and has taken all requisite action, corporate or otherwise, to authorize it to carry on its business as currently conducted, to enter into this Agreement, to purchase the Properties on the terms described in this Agreement and to perform its other obligations under this Agreement.

            5.3 ENFORCEABILITY. This Agreement has been duly executed and delivered on behalf of Buyer, and constitutes the legal, valid and binding obligation of Buyer enforceable in accordance with its terms. At the Closing, all documents required hereunder to be executed and delivered by Buyer shall be duly authorized, executed and delivered and shall constitute legal, valid and binding obligations of Buyer enforceable in accordance with their respective terms.

            5.4 DUE DILIGENCE. Buyer represents that it has performed, or will perform before Closing, sufficient review and due diligence with respect to the Properties, including, without limitation, reviewing well data and other files and performing all on-site and other necessary evaluations, assessments and other tasks relating to the Properties, so as to enable Buyer to acquire the Properties under the terms of this Agreement.

            5.5 BASIS OF BUYER'S DECISION. Buyer represents that by reason of its knowledge and experience in the evaluation, acquisition, and operation of oil and gas properties, Buyer has evaluated the merits and risks of purchasing the Properties from Seller and has formed an opinion based solely on Buyer's knowledge and experience and not on any representations or warranties by Seller. ANY AND ALL INFORMATION, DATA OR OTHER MATERIALS FURNISHED TO BUYER BY SELLER CONCERNING THE PROPERTIES, AND THE OPERATIONS THEREOF, HAS BEEN OR SHALL BE FURNISHED SOLELY FOR BUYER'S CONVENIENCE, AND SHALL NOT CONSTITUTE A REPRESENTATION OR WARRANTY OF ANY KIND BY SELLER. ANY RELIANCE ON OR USE OF SUCH INFORMATION, DATA OR OTHER MATERIALS SHALL BE AT BUYER'S SOLE RISK.
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      6. COVENANTS OF SELLER.

            6.1 CONDUCT OF BUSINESS PENDING CLOSING. Seller covenants that from the date hereof to the Closing Date, except (a) as provided herein, (b) as required by any obligation, agreement, lease, contract, or instrument referred to in any exhibit hereto, or (c) as otherwise consented to in writing by Buyer, Seller will:

                  6.1.1 Not (a) act in any manner with respect to the Properties other than in the normal, usual and customary manner, consistent with prior practice; (b) dispose of, encumber or relinquish any of the Properties (other than relinquishments resulting from the expiration of leases that Seller has no right or option to renew);
            (c) waive, compromise or settle any material right or claim with respect to any of the Properties; or (d) conduct capital or workover projects with respect to the Properties in excess of $15,000 except when required by an emergency when there shall have been insufficient time to obtain advance consent from Buyer.

                   6.1.2 Use its best efforts to preserve relationships with all third parties having business dealings with respect to the Properties.

                  6.1.3 Cooperate with Buyer in the notification of all
            applicable governmental regulatory authorities of the transactions contemplated hereby and cooperate with Buyer in obtaining the issuance by each such authority of such permits, licenses and authorizations as may be necessary for Buyer to own and operate the Properties following the consummation of the transactions contemplated by this Agreement.

                  6.1.4 Notify Buyer of the discovery by Seller that any
            representation or warranty of Seller contained in this Agreement is or becomes materially untrue or will be materially untrue on the Closing Date.

            6.2   ACCESS.

                  6.2.1 GENERAL. Seller shall afford to Buyer and its authorized representatives reasonable access, at Buyer's sole risk and expense and during normal business hours, from the date hereof until the Closing Date, to (a) the Properties operated by Seller; PROVIDED, HOWEVER, THAT BUYER SHALL RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS SELLER FROM AND AGAINST ANY AND ALL LOSSES, COSTS, DAMAGES, OBLIGATIONS, CLAIMS, LIABILITIES, EXPENSES AND CAUSES OF ACTION ARISING FROM BUYER'S INSPECTION OF THE PROPERTIES, INCLUDING, WITHOUT LIMITATION, CLAIMS FOR PERSONAL INJURIES OR DEATH, PROPERTY DAMAGE, COURT COSTS AND REASONABLE ATTORNEYS'
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            FEES, and (b) Seller's operating, accounting, contract, corporate and legal files, records, materials, data and information used or generated in its normal course of business regarding the Properties ("Data"); provided, however, that Data shall not include (i) any legal materials the disclosure of which Seller determines would jeopardize the assertion of a privilege in ongoing or anticipated litigation with third parties, (ii) information not included in files specifically identified to the Properties in accordance with Seller's existing filing and data management system, or (iii) information, the disclosure of which would violate any confidentiality agreement to which Seller is bound.

                  6.2.2. PUBLIC REPORTING REQUIREMENTS. Buyer is a publicly
            traded company subject to certain reporting requirements of the Securities and Exchange Commission ("SEC"). Seller grants Buyer reasonable access to such of Seller's records (excluding any reserve data generated by either Sonat or any third party on behalf of Sonat) as are necessary to compile required information and perform such audit procedures as are reasonably necessary, in the opinion of Buyer's accountants and legal counsel, to comply with the reporting requirements of the SEC, all at Buyer's sole cost.

            6.3 RELEASE OF GEOLOGIC AND GEOPHYSICAL INFORMATION. Prior to Closing, Buyer shall be allowed to review and copy geologic and geophysical information, maps, and data in Seller's files attributable to the Properties to the extent Seller may disclose to Buyer such materials without violating any confidentiality agreements or licenses. After Closing, Seller will endeavor to deliver originals of any geological or geophysical information, maps and logs discovered in Seller's possession and not included in the files delivered to Buyer at Closing to the extent delivery of such material would not violate any confidentiality agreement or license. Buyer agrees that it will obtain and use such materials at its own risk and expense, and further, Buyer releases Seller from any and all liability and agrees to release, defend, indemnify and hold harmless Seller from all claims, demands, judgments, costs, and expenses (including courts costs and reasonable attorneys' fees) brought by Buyer and/or all other parties arising from the use, possession or transfer of such information without limit as to time.

            6.4 CLOSING CONDITIONS. Seller shall cause all the representations and warranties of Seller contained in this Agreement to be true and correct in all material respects on and as of the Closing Date. To the extent the conditions precedent to the obligations of Buyer are within the control of Seller, Seller shall cause such conditions to be satisfied on or prior to the Closing Date and, to the extent the conditions precedent to the obligations of Buyer are not within the control of Seller, Seller shall use commercially reasonable efforts to cause such conditions to be satisfied on or prior to the Closing Date.

      7. COVENANTS OF BUYER-CLOSING CONDITIONS. Buyer shall cause all the representations
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and warranties of Buyer contained in this Agreement to be true and correct on and as of the Closing Date. To the extent the conditions precedent to the obligations of Seller are within the control of Buyer, Buyer shall cause such conditions to be satisfied on or prior to the Closing Date and, to the extent the conditions precedent to the obligations of Seller are not within the control of Buyer, Buyer shall use commercially reasonable efforts to cause such conditions to be satisfied on or prior to the Closing Date.

      8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER. The obligations of Seller to be performed at Closing are subject to the fulfillment (or waiver by Seller in its sole discretion) before or at Closing, of each of the following conditions:

            8.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties by Buyer set forth in this Agreement shall be true and correct in all material respects at and as of the Closing as though made at and as of the Closing; and Buyer shall have performed and complied with, in all material respects, all covenants and agreements required to be performed and satisfied by Buyer at or prior to the Closing. If, at Closing, Seller has knowledge that Buyer is in breach of any part of this Section 8.1, it shall disclose such to Buyer in order to afford Buyer an opportunity to correct same.

            8.2 NO LITIGATION. There shall be no suits, actions or other proceedings pending or threatened to enjoin the consummation of the transactions contemplated by this Agreement or seeking substantial damages against Seller in connection therewith.

            8.3 APPROVALS. All known approvals required to be obtained for the assignment of the Properties to Buyer shall have been obtained, waived, handled in accordance with Section 10.4 herein, or shall have expired without being exercised, except for those approvals which are customarily obtained after closing.

            8.4 CLOSING OBLIGATIONS. Buyer shall contemporaneously perform its closing obligations under Section 12.2.

            8.5 ANTITRUST LAWS. Seller and Buyer shall have fully complied with Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and rules and regulations promulgated pursuant thereto, to the extent that said Act, rules and regulations are applicable to the transactions contemplated by this Agreement. Any required approvals or authorizations pursuant to the Act shall have been received, and any required waiting period shall have expired.

      9. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER. The obligations of Buyer to be performed at Closing are subject to the fulfillment (or waiver by Buyer in its sole discretion) before or at Closing, of each of the following conditions:

            9.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties by
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      Seller set forth in this Agreement shall be true and correct in all material respects at and as of the Closing as though made at and as of the Closing; and Seller shall have performed and complied with, in all material respects, all covenants and agreements required to be performed and satisfied by Seller at or prior to the Closing. If, at Closing, Buyer has knowledge that Seller is in breach of any part of this Section 9.1, it shall disclose such to Seller in order to afford Seller an opportunity to correct same.

            9.2 NO LITIGATION. There shall be no suits, actions or other proceedings pending or threatened to enjoin the consummation of the transactions contemplated by this Agreement or seeking substantial damages against Buyer in connection therewith.

            9.3 CONSENTS. All known approvals required to be obtained for the assignment of the Properties to Buyer shall have been obtained or waived or shall have expired without being exercised, except for those approvals which are customarily obtained after closing.

            9.4 CLOSING OBLIGATIONS. Seller shall contemporaneously perform its closing obligations under Section 12.2.

            9.5 ANTITRUST LAWS. Seller and Buyer shall have fully complied with Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and rules and regulations promulgated pursuant thereto, to the extent that said Act, rules and regulations are applicable to the transactions contemplated by this Agreement. Any required approvals or authorizations pursuant to the Act shall have been received, and any required waiting period shall have expired.

      10. TITLE MATTERS.

            10.1 TITLE ADJUSTMENT. There shall not exist at Closing any uncured Title Defects which exceed the Title Basket Value (as defined in Section 10.3.2(b) below) unless adjustments therefor have been made pursuant to the further terms of this Agreement or Buyer has elected to waive any such Title Defects. Buyer shall notify Seller in writing of any claimed Title Defects not less than five (5) business days prior to Closing (Title Defects Notice). The Title Defects Notice shall (a) set forth in reasonable detail the Well and/or Lease with respect to which a claimed Title Defect is made, (b) the nature of such claimed Title Defect, and (c) Buyer's proposed calculation of the Defect Value of each claimed Title Defect. Any Title Defect that is not identified in the Title Defects Notice shall thereafter be deemed a Permitted Encumbrance and be forever waived and expressly assumed by Buyer.
      As used in this Agreement, the term:

                  10.1.1 "Title Defect" shall mean, with respect to Seller's interest in each of the Wells, any lien, mortgage, pledge, claim, charge, option, defect, requirement for consent to assignment and other encumbrance which would apply to the transaction contemplated hereby, other than Permitted Encumbrances, or entitle the owner
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            thereof to receive a percentage of all proceeds of production therefrom less than the Net Revenue Interest of Seller set forth on Exhibit A for such Well or cause Buyer to bear a greater Working Interest than set forth on Exhibit A for such well without a proportionate increase in the Net Revenue Interest therefore. For purposes of this Agreement, in evaluating the significance of a fact, circumstance or condition to determine whether the same constitutes a Title Defect, due consideration shall be given to the length of time that the particular Property has been producing hydrocarbon substances and whether such fact, circumstance or condition is of the type expected to be encountered in the area involved and is usual and customarily acceptable to reasonable and prudent operators, interest owners, and purchasers engaged in the business of the ownership, development and operation of oil and gas properties.

                  10.1.2 "Net Revenue Interest" shall mean Seller's interest in and to all production of oil, gas and other minerals saved, produced and sold from any Well after giving effect to all valid lessor's royalties, overriding royalties, production payments, carried interests, liens and other encumbrances or charges against production therefrom.

                  10.1.3 "Working Interest" shall mean, with respect to the
            Wells, Seller's interest in and to the full and entire leasehold estate created under and by virtue of the Leases and all rights and obligations of every kind and character appurtenant thereto or arising therefrom, without regard to any valid lessor's royalty, overriding royalties, production payments, carried interests, liens, or other encumbrances or charges against production therefrom insofar as such interest in said leasehold estate is burdened with the obligation to bear and pay costs of operations.

                  10.1.4 "Permitted Encumbrances" shall mean:

                        (a) Lessors' royalties, overriding royalties,
                  reversionary interests and similar burdens if the net cumulative effect of the burdens does not operate to reduce the interest of Seller with respect to all oil and gas produced from any Well below the Net Revenue Interest for such Well set forth in Exhibit A;

                        (b) Division orders and sales contracts terminable
                  without penalty upon no more than 90 days notice to the purchaser;

                        (c) All preferential rights to purchase and required
                  third party consents to assignment and similar agreements with respect to which waivers or consents are obtained from the appropriate parties, or which are disclosed on Exhibit D hereto.;
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                        (d) Materialman's, mechanic's, repairman's, employee's,
                  contractor's, operator's, tax, and other similar liens or charges arising in the ordinary course of business for obligations that are not delinquent or that will be paid and discharged in the ordinary course of business or if delinquent, that are being contested in good faith by appropriate action of which Buyer is notified in writing before Closing;

                        (e) All rights to consent by, required notices to,
                  filings with, or other actions by governmental entities in connection with the sale or conveyance of oil and gas leases or interests therein if they are routinely obtained subsequent to the sale or conveyance;

                        (f) Easements, rights-of-way, servitudes, permits,
                  surface leases and other rights in respect of surface operations that do not materially interfere with the oil and gas operations to be conducted on any Well or Lease;

                        (g) All operating agreements, unit agreements, unit
                  operating agreements, pooling agreements and pooling designations affecting the Properties that are either of record in Seller's chain of title or reflected or referenced in Seller's files;

                        (h) Conventional rights of reassignment prior to release
                  or surrender requiring notice to the holders of the rights;

                        (i) All rights reserved to or vested in any
                  governmental, statutory or public authority to control or regulate any of the Properties in any manner, and all applicable laws, rules and orders of governmental authority;

                        (j) The terms and conditions of the Leases, and of all
                  agreements that are of record in Seller's chain of title or reflected or referenced in Seller's files;

                        (k) All other liens, charges, encumbrances, contracts,
                  agreements, instruments, obligations, defects and irregularities affecting the Properties which individually or in the aggregate are not such as to interfere materially with the operation, value or use of any of the Properties, do not prevent Buyer from receiving the proceeds of production from any of the Wells, do not reduce the interest of Seller with respect to all oil and gas produced from any Well below the Net Revenue Interest set forth in Exhibit A for such
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                  Well, and/or do not materially increase the portion of the costs and expenses relating to any Well that Seller is obligated to pay above the Working Interest set forth in Exhibit A for such Well;

                        (l) Any Title Defect relating to a Well that has existed
                  for a period of at least four years immediately prior to the Effective Date (simply by virtue of its existence and not upon the occurrence of a certain event) giving a third party the right to take any action or assert any claim that could affect Seller's right to receive income or revenues from the Well to which such defect relates, and with respect to which Seller has been receiving income from the affected Well without contest or under notice of adverse claim for a period of at least four years immediately prior to the Effective Date; and

                        (m) Any Title Defects Buyer may have expressly waived in
                  writing or which are deemed to have become Permitted Encumbrances under Section 10.1.

                  10.1.5 "Defect Value" shall mean the amount by which the
            Allocated Value of any Well is reduced as a result of each Title Defect which is accepted by Seller or determined to be a Title Defect pursuant to Section 10.2.

                  10.1.6 "Allocated Value" shall mean, with respect to any Well, the value specified therefor on Exhibit A attached hereto.

            10.2 DETERMINATION OF TITLE DEFECTS AND DEFECT VALUES. Within five
      (5) business days after Seller's receipt of the Title Defects Notice, Seller shall notify Buyer whether Seller agrees with Buyer's claimed Title Defects and/or the proposed Defect Values therefor (Seller's Response). If Seller does not agree with any claimed Title Defect and/or the proposed Defect Value therefor, then the parties shall enter into good faith negotiations and shall attempt to agree on such matters. If the parties cannot reach agreement concerning either the existence of a Title Defect or a Defect Value within ten (10) business days after Buyer's receipt of Seller's Response, upon either party's request, the parties shall mutually agree on and employ an attorney experienced in title examination in the state where the Properties are located ("Title Consultant") to resolve all points of disagreement relating to Title Defects and Defect Values; provided, however, that if at any time the Title Consultant so chosen fails or refuses to perform hereunder, a new Title Consultant shall be chosen by the parties. The cost of any such Title Consultant shall be borne 50% by Seller and 50% by Buyer. Each party shall present a written statement of its position on the Title Defect and/or Defect Value in question to the Title Consultant within five (5) business days after the Title Consultant is selected, and the Title Consultant shall make a determination of all points of disagreement in accordance with the terms and conditions of this Agreement within ten (10) business days of receipt of such position statements. The determination by the Title Consultant shall be conclusive and binding on the parties, and shall be enforceable against any party in any court of competent jurisdiction. If necessary, the Closing Date shall be deferred only as to those Properties affected by any unresolved disputes regarding the existence of a Title Defect and/or the Defect Value until the consultant has made a determination of the disputed issues with respect thereto and all subsequent dates and required activities with respect to any such Properties having reference to the Closing Date shall be correspondingly deferred; provided, however, that, unless Seller and Buyer mutually agree to the contrary, the Closing Date shall not be deferred in any event for more than sixty (60) days beyond the original Closing Date. All Properties as to which no such dispute(s) exist shall be conveyed to Buyer subject to the terms of this Agreement at Closing. Once the Title Consultant's determination has been expressed to both parties, Seller shall have five
      (5) business days in which to advise Buyer in writing which of the options available to Seller under Section 10.3 below Seller elects regarding each of the Properties as to which the Title Consultant has made a determination.

            10.3 REMEDIES FOR TITLE DEFECT. Seller shall have the right, but not the obligation, to cure any Title Defect accepted by Seller or determined to be a Title Defect pursuant to Section 10.2 above. With respect to any Title Defect that Seller elects not to cure or that Seller fails to cure at or prior to the Closing, Seller shall have the option to:

                  10.3.1 (a) Exclude the Property including pipelines and other personal property necessary to operate the particular well(s) subject to the Title Defect from this Agreement, in which event the Purchase Price shall be reduced by the Allocated Value of such Property and the calculations under 10.3.2 and 10.3.3 shall not include the Allocated Value for such excluded Property, or

                        (b) Sell the Property subject to such Title Defect to
                  Buyer and the Purchase Price shall be reduced by the Defect Value for such Title Defect.

                  10.3.2 No downward adjustment of the Purchase Price on account of Title Defects shall occur unless:

                        (a) the Defect Value determined in accordance with this
                  Article 10 of an individual Title Defect exceeds $2,500.00, and

                        (b) the aggregate amount of the Defect Values determined
                  in accordance with this Article 10 exceeds $250,000 (Title Basket Value).

                  10.3.3 The amount of any such downward adjustment shall be the difference between the aggregate amount of Defect Values and the Title Basket Value. Should the aggregate Defect Values and/or the Allocated Values of excluded Properties exceed ten percent (10%) of the Purchase Price, then Seller shall have the option to terminate this Agreement, in which case neither party shall have any further liability or obligation to the other hereunder except as regards obligations imposed by any confidentiality agreement, which shall survive such termination and be enforceable in accordance with the terms thereof, and Seller will promptly refund the Performance Deposit.

            10.4 PREFERENTIAL PURCHASE RIGHTS AND CONSENTS TO ASSIGN. Seller shall make a good faith effort to insure that all preferential purchase rights and consents to assign arising in connection with the assignment of the Properties to Buyer shall have been waived or obtained or shall have expired before or by the time of Closing; except those which are customarily obtained or received after Closing; provided, however, that if notice of the transaction contemplated herein has been given to a party or parties entitled to a preferential purchase right with respect thereto, but the time during which any such party or parties has to exercise such right has not expired, such shall not be considered as a Title Defect and the Property or Properties subject to such right shall be conveyed to Buyer at the Closing. In the event that any such preferential purchase right is timely exercised, Seller shall notify Buyer thereof, whereupon Buyer shall assign the Property or Properties affected thereby to the party or parties exercising such preferential purchase right with the consideration therefor to be paid directly to Buyer.

            10.5 MATERIAL CHANGE IN CONDITION. Seller shall notify Buyer (i) as to any well that was producing at the Effective Date that ceases to produce prior to Closing and there is no reasonable expectation by Seller that such well will produce in the future or (ii) a well or field is required to be shut in for a period in excess of 180 days due to a violation of any regulation or governmental ruling. Such notice shall be in writing and delivered in a reasonable period of time after Seller has actual knowledge of either (i) or (ii) above. The value (as applied to either (i) or (ii), hereinafter referred to as "Change Value") to be attributable to (i) above, shall be the allocated value for such well, or in the case of (ii) above, the total of the allocated values for all wells affected. The allocated value for each well shall be provided by Buyer to Seller at the execution of this Agreement. As to any well or field that qualifies as a Material Change in Condition, Seller will have the option of retaining such well or field and the Purchase Price shall be reduced by the allocated value therefore. No downward adjustment of the Purchase Price on account of a Material Change in Condition shall occur unless:

                        (a) the Change Value determined in accordance with this
                  Article 10.5 of an individual Change Value exceeds $2,500.00, and

                        (b) the aggregate amount of all Change Values determined
                  in accordance with this Article 10.5 exceeds $250,000 ("Change Basket Value").

      The amount of any such downward adjustment shall be the difference between the aggregate amount of Change Value and the Change Basket Value.

      Should the aggregate Change Value and/or the Allocated Value of excluded Properties exceed ten percent (10%) of the Purchase Price, then either party shall have the option to terminate this Agreement, in which case neither party shall have any further liability or obligation to the other hereunder except as regards obligations imposed by any confidentiality agreement, which shall survive such termination and be enforceable in accordance with the terms thereof, and Seller will promptly refund the Performance Deposit.


      11. SUSPENSE FUNDS HELD BY SELLER. Seller agrees to convey and Buyer agrees to receive all suspense funds held by Seller as of the Effective Date for the benefit of royalty, overriding royalty interest and working interest owners attributable to the Properties, the amount of such funds to be adjusted with respect to suspense funds received and disbursed by Seller from and after the Effective Date, and Buyer shall assume all past, present and future liability associated with such funds, but only as to the suspense funds actually transferred, and not to any liability resulting from Seller's failure to pay or retain any amounts prior to the Effective Date in addition to the suspense funds so transferred. All past, present and future liability associated with such funds shall be assumed by Buyer and Buyer agrees to protect, defend, indemnify and hold Seller and its employees harmless from and against any and all costs, expenses, claims, demands, and causes of action of every kind and character (including attorneys' fees and court costs) arising out of, incident to, or in connection therewith.

      12.   CLOSING.

            12.1 THE CLOSING. The sale and purchase of the Properties pursuant to this Agreement shall be consummated (the Closing) in Houston, Texas at the offices of Sonat Exploration Company on or before October 30, 1998 (the Closing Date).

            12.2 CLOSING OBLIGATIONS. At the Closing, the following events shall occur, each event under the control of one party hereto being a condition precedent to the events under the control of the other party, and each event being deemed to have occurred simultaneously with the other events:

                  12.2.1 Seller shall execute and deliver to Buyer one or more instruments of assignment, in substantially the form of the Assignment, Bill of Sale and Conveyance set forth as Exhibit F hereto. Buyer shall record the Assignment as soon as reasonably practicable after the Closing and furnish Seller with a recorded copy thereof within thirty (30) days of such recordation.

                  12.2.2 Buyer shall deliver to Seller in immediately available funds (wire
            transfer), the Preliminary Amount. The "Preliminary Amount" shall be that amount to be determined by Seller prior to the Closing Date as an estimate of the final computation of the Final Purchase Price less the Performance Deposit. Seller shall provide Buyer a closing statement reflecting the Preliminary Amount at least two (2) business days prior to the Closing.

                  12.2.3 Seller and Buyer shall execute, acknowledge and deliver division orders, transfer orders or letters in lieu thereof directing all purchasers of production from the Properties to make payment of proceeds attributable to such production occurring on or after the Effective Date to Buyer.

                  12.2.4 As to those Properties operated by Seller, Seller and
            Buyer shall execute all appropriate state or local forms required to be executed to effect the administrative change of operator of such Properties from Seller to Buyer, and Seller shall file such forms within five (5) business days after Closing. Also with respect to any Wells for which Seller is designated as the operator under the applicable operating or other similar agreement, Seller shall send letters to all working interest owners advising of Seller's resignation as operator and recommending Buyer as the successor operator.

                  12.2.5 Seller shall deliver to the Buyer possession of the
            Properties at the Closing.

      13. POST-CLOSING ADJUSTMENTS.

            13.1 FINAL SETTLEMENT STATEMENT. After the Closing Date, Seller shall prepare, in accordance with this Agreement and with generally accepted accounting principles consistently applied, a statement ("Final Settlement Statement"), a copy of which shall be delivered by Seller to Buyer no later than ninety (90) days after the Closing Date, setting forth each adjustment to the Purchase Price necessary to determine the Final Purchase Price and showing the calculation of such adjustments in accordance with Article 3. Buyer shall have forty-five (45) days after receipt of the Final Settlement Statement to review such statement and to provide written notice to Seller of Buyer's objection to any item on the statement. Buyer's notice shall clearly identify the item(s) objected to and the reasons and support for the objection(s). If Buyer does not provide written objection(s) within the 45-day period, the Final Settlement Statement shall be deemed correct and shall not be subject to further adjustment. If Buyer provides written objection(s) within the 45-day period, the Final Settlement Statement shall be deemed correct with respect to the items not objected to. Buyer and Seller shall meet to negotiate and resolve the objections within fifteen (15) days of Seller's receipt of Buyer's objections. If Buyer and Seller agree on all objections, the adjusted Final Settlement Statement shall be deemed correct and shall not be subject to further adjustment. Any items not agreed to at the end of the 15-day period may, at either party's request, be resolved by arbitration in accordance with Section
      13.2 below.

            13.2 ARBITRATION. If Seller and Buyer cannot agree upon the Final Settlement Statement, the firm of Ernst and Young, L.L.P. or other mutually acceptable accounting firm, shall act as an arbitrator and decide all points of disagreement with respect to the Final Settlement Statement. The decision of the arbitrator on all such points shall be binding upon the parties. The costs and expenses of the arbitrator shall be borne fifty percent (50%) by Seller and fifty percent (50%) by Buyer.

            13.3 PAYMENT OF FINAL PURCHASE PRICE . If the Final Purchase Price is more than the Preliminary Amount, Buyer shall pay such difference to Seller in immediately available funds within five (5) business days after the parties have agreed upon the Final Settlement Statement. If the Final Purchase Price is less than the Preliminary Amount, Seller shall pay such difference to Buyer in immediately available funds within five (5) business days after the parties have agreed upon the Final Settlement Statement.

      14. ASSUMPTION OF CERTAIN OBLIGATIONS. Except as provided for in Section 19.6.1(a), at Closing, Buyer shall assume all costs and liabilities and discharge all obligations of Seller (a) under all leases, operating agreements, production sales contracts, farmout agreements and other contracts or agreements respecting the Properties or relating the ownership or operation of the Properties from and after the Effective Date, and (b) with respect to all Imbalances associated with the Properties, regardless of their nature or of the time at which they accrued.

      15. LIMITATION OF WARRANTIES. Anything in this Agreement to the contrary notwithstanding, the Properties are being sold by Seller to Buyer without recourse, covenant, or warranty of any kind, express, implied, or statutory, except as to title which shall pass with a special warranty restricted to by through or under Seller only, WITHOUT LIMITATION OF THE GENERALITY OF THE IMMEDIATELY PRECEDING SENTENCE, SELLER CONVEYS THE PROPERTIES AS-IS, WHERE-IS AND WITH ALL FAULTS AND EXPRESSLY DISCLAIMS AND NEGATES:

       (a)  ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY,

            (b) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND

            (c) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS.

      SELLER ALSO EXPRESSLY DISCLAIMS AND NEGATES ANY IMPLIED OR EXPRESS WARRANTY AT COMMON LAW, BY STATUTE OR OTHERWISE RELATING TO THE ACCURACY OF ANY OF THE INFORMATION FURNISHED WITH RESPECT TO THE

EXISTENCE OR EXTENT OF RESERVES OR THE VALUE OF THE PROPERTIES BASED THEREON OR THE CONDITION OR STATE OF REPAIR OF ANY OF THE PROPERTIES.

      THIS DISCLAIMER AND DENIAL OF WARRANTY ALSO EXTENDS TO ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY AS TO THE VOLUMES AND PRICES BUYER AND SELLER ARE OR WILL BE ENTITLED TO RECEIVE FROM PRODUCTION OF OIL, GAS OR OTHER SUBSTANCES FROM THE PROPERTIES, IT BEING UNDERSTOOD THAT ALL RESERVE, PRICE AND VALUE ESTIMATES UPON WHICH BUYER HAS RELIED OR IS RELYING HAVE BEEN DERIVED BY THE INDIVIDUAL EVALUATION OF BUYER.

      THE REPRESENTATIONS AND WARRANTIES MADE BY SELLER AND BUYER IN ARTICLES 4 AND 5 SHALL NOT SURVIVE CLOSING. AFTER CLOSING, NEITHER PARTY SHALL HAVE ANY RIGHTS OR CLAIMS AGAINST THE OTHER PARTY BASED UPON THE BREACH OF ANY SUCH REPRESENTATIONS OR WARRANTIES.

      16. CROSS-INDEMNIFICATION. Except as expressly limited elsewhere in this
Agreement:

            16.1 Buyer agrees to indemnify and hold Seller harmless from and against any and all liability, loss, cost and expense (including, without limitation, court costs and reasonable attorneys' fees) that are attributable to the Properties conveyed to Buyer and are attributable to periods of time on or after the Closing Date or that are attributable to a breach by Buyer of any of its surviving representations, warranties or covenants hereunder, and

            16.2 Seller agrees to indemnify and hold Buyer harmless from and against any and all liability, loss, cost and expense (including, without limitation, court costs and reasonable attorneys' fees) that are attributable to the Properties conveyed to Buyer and are attributable to periods of time before the Closing Date or that are attributable to a breach by Seller of any of its surviving representations, warranties or covenants hereunder.

      17. CASUALTY LOSS. Prior to Closing, Seller shall promptly notify Buyer of any Casualty Loss of which Seller becomes aware. "Casualty Loss" shall mean, with respect to all or any material portion of a Property, any destruction by fire, blowout or other casualty (above or below the ground) or any taking, or pending or threatened taking, in condemnation or under the right to eminent domain of any Property or portion thereof occurring between the time this Agreement is executed and the Closing Date. If any Casualty Loss occurs, Seller shall transfer to Buyer such Property notwithstanding such Casualty Loss and transfer to Buyer such Property insurance proceeds, claims, awards and other payments arising out of such Casualty Loss. Provided however, prior to Closing, Buyer shall have the option of removing and not purchasing the affected Property from the transaction contemplated by this Agreement in the event that the insurance proceeds are less than the Allocated Value. Seller shall not voluntarily compromise, settle or adjust any amounts payable by reason of any Casualty Loss without first obtaining the written consent of Buyer.

      18. TERMINATION AND REMEDIES.

            18.1 TERMINATION. Without limiting any other legal or equitable remedies available to Seller, if the Closing has not occurred on or prior to November 15, 1998 Seller may terminate this Agreement, in which case it shall give written notice of the termination to Buyer and Seller shall retain the Performance Deposit. Provided however, if on such date there exist a good faith dispute as to a material title matter or material environmental condition, or the value claimed in relation thereto, then such date shall be extended to November 30, 1998 to allow the parties time to try and resolve such dispute.

            18.3 SOLE REMEDY OF BUYER PRIOR TO CLOSING. If at any time prior to Closing, a material representation or warranty made herein by Seller is incorrect or if Seller fails to fully and timely comply with any of Seller's obligations as set forth herein or as required by applicable law, Buyer's sole and exclusive remedy against Seller shall be to terminate this Agreement (unless an alternative remedy shall be mutually agreed upon between Buyer and Seller); provided, however, if such a breach consists of Seller intentionally refusing to execute and deliver the documents referred to in Section 12.2, Buyer may seek injunctive relief requiring Seller to execute and deliver such documents in accordance with the terms of this Agreement. In the event this Agreement is terminated in accordance with this Section 18.3, Seller will promptly refund the Performance Deposit.

      19.   ENVIRONMENTAL MATTERS

            19.1 PRESENCE OF WASTES, NORM, HAZARDOUS SUBSTANCES, AND ASBESTOS. Buyer acknowledges that the Properties have been used to explore for, develop and produce oil and gas, and that spills of wastes, crude oil, produced water, hazardous substances, and other materials may have occurred thereon. Additionally, the Properties, including production equipment, may contain asbestos, hazardous substances, or Naturally Occurring Radioactive Material ("NORM"). NORM may affix or attach itself to the inside of wells, materials, and equipment as scale or in other forms, and NORM-containing material may have been buried or otherwise disposed of on the Properties. Special procedures may be required for remediating, removing, transporting, and disposing of asbestos, NORM, hazardous substances, and other materials from the Property, and Buyer assumes all liability for the assessment, remediation, removal, transportation, and disposal of these materials and associated activities in accordance with the applicable rules, regulations, and requirements of governmental agencies.

            19.2 ADVERSE ENVIRONMENTAL CONDITION. As used in the following Sections, "Adverse Environmental Condition" means:

                  (a) any contamination (exclusive of NORM present in or on any
            Property) or condition exceeding currently-allowed regulatory limits and not otherwise permanently authorized by permit or law, resulting from any discharge, release, disposal, production, storage, treatment, or any other activities on, in or from any Property, or the migration or transportation from other lands to any Property, prior to the Closing Date, of any wastes, pollutants, contaminants, hazardous materials or other materials or substances subject to regulation relating to the protection of the environment, including, but not limited to, the Clean Air Act, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Federal Water Pollution Control Act, the Safe Drinking Water Act, the Toxic Substance Control Act, the Hazardous and Solid Waste Amendments Act of 1984, the Superfund Amendments and Reauthorization Act of 1986, the Hazardous Materials Transportation Act, the Clean Water Act, the National Environmental Policy Act, the Endangered Species Act, the Fish and Wildlife Coordination Act, the National Historic Preservation Act, and the Oil Pollution Act of 1990, as well as any state and local regulation or law governing the same, similar or related matters, and

                  (b) any such contamination or condition temporarily authorized by permit, fee agreement or other arrangement.

            19.3 ENVIRONMENTAL ASSESSMENT. After the execution of this Agreement, Buyer shall have the opportunity to conduct at its sole risk and expense an environmental assessment of the Properties. Seller will provide reasonable access for this purpose to Properties operated by Seller; for any Property not operated by Seller, however, Buyer must contact the operator of any such non-operated Property directly. Buyer or any of its representatives and agents must comply with Seller's environmental and safety rules and policies while on Seller's Properties. Buyer agrees it will not disclose any information obtained in its environmental assessment to third parties unless agreed to in writing by Seller or unless such disclosure is expressly required by applicable law or regulation or is compelled pursuant to legal process of any court or governmental authority. Buyer will notify Seller in advance of any such disclosure and will furnish Seller copies of all materials to be disclosed prior to any disclosure thereof to third parties. As soon as possible after Buyer's receipt thereof, Buyer shall forward to Seller copies of all reports, data, analyses, test results, remediation cost estimates, and recommended remediation procedures or other information concerning or derived from Buyer's environmental assessment.

            19.4 NOTICE OF ADVERSE ENVIRONMENTAL CONDITIONS. Buyer shall notify Seller in writing of any claimed Adverse Environmental Condition not less than five (5) business days prior to Closing ("Environmental Defects Notice"). The Environmental Defects Notice shall (a) set forth in reasonable detail the Well and/or Lease with respect to which a claimed Adverse Environmental Condition is made, (b) the nature of such claimed Adverse

      Environmental Condition, and (c) Buyer's proposed calculation of the cost to remediate each claimed Adverse Environmental Condition ("Remediation Value") Buyer shall absolutely and forever waive its right to assert any claim or liability against Seller arising out of or in any way related to any Adverse Environmental Condition not set forth in the Environmental Defects Notice.

            19.5 DETERMINATION OF ADVERSE ENVIRONMENTAL CONDITIONS AND REMEDIATION VALUES. Within five (5) business days after Seller's receipt of the Environmental Defects Notice, Seller shall notify Buyer whether Seller agrees with Buyer's claimed Adverse Environmental Conditions and/or the Remediation Value (Seller's Environmental Response). If Seller does not agree with any claimed Adverse Environmental Condition and/or the Remediation Value, then the parties shall enter into good faith negotiations and shall attempt to agree on such matters. If the parties cannot reach agreement concerning either the existence of an Adverse Environmental Condition or the Remediation Value within ten (10) business days after Buyer's receipt of Seller's Environmental Response, upon either party's request, the parties shall mutually agree on a consultant experienced in environmental matters in the state where the Properties are located ("Environmental Consultant") to resolve all points of disagreement with respect to such matters. If at any time any Environmental Consultant so chosen fails or refuses to perform hereunder, a new Environmental Consultant shall be chosen by the parties. The cost of any such consultant shall be borne 50% by Seller and 50% by Buyer. Each party shall present a written statement of its position on the Adverse Environmental Condition and/or the Remediation Value in question to the consultant within five (5) business days after the Environmental Consultant is selected, and the Environmental Consultant shall make a determination of all points of disagreement in accordance with the terms and conditions of this Agreement within ten (10) business days of receipt of such position statements. The determination by the Environmental Consultant shall be conclusive and binding on the parties, and shall be enforceable against any party in any court of competent jurisdiction. If necessary, the Closing Date shall be deferred only as to those Properties affected by any unresolved disputes regarding the existence of a Adverse Environmental Condition and/or the Remediation Value until the Environmental Consultant has made a determination of the disputed issues with respect thereto and all subsequent dates and required activities with respect to any such Properties having reference to the Closing Date shall be correspondingly deferred; provided, however, that, unless Seller and Buyer mutually agree to the contrary, the Closing Date shall not be deferred in any event for more than sixty (60) days beyond the original Closing Date. All Properties as to which no such dispute(s) exist shall be conveyed to Buyer subject to the terms of this Agreement at Closing. Once the Environmental Consultant's determination has been expressed to both parties, Seller shall have five (5) business days in which to advise Buyer in writing which of the options available to Seller under Section 19.6 below Seller elects regarding each of the Properties as to which the consultant has made a determination.

            19.6  REMEDIES FOR ADVERSE ENVIRONMENTAL CONDITIONS.

                  19.6.1 As to any Adverse Environmental Condition accepted by
            Seller or determined to be an Adverse Environmental Condition, Seller shall have the election to:

                              (a) remediate such Adverse Environmental Condition
                  at Seller's sole cost in accordance with applicable environmental laws, and there shall be no adjustment to the Purchase Price in respect of such Adverse Environmental Condition and the provisions of Section 19.7 shall thereafter apply in all respects;

                        (b) reduce the Purchase Price by the applicable
                  Remediation Value, which in no event shall exceed the Allocated Value of the Unit and/or Well affected by such Adverse Environmental Condition, in which event Seller shall have no other or further obligation or liability in respect of such Adverse Environmental Condition and the provisions of
                  Section 19.7 shall thereafter apply in all respects; or

                        (c) delete from this Agreement the Property which
                  contains the Adverse Environmental Condition and adjust the Purchase Price by the Allocated Value of such Property.

                  19.6.2 No downward adjustment of the Purchase Price on account of Adverse Environmental Conditions shall occur unless:

                        (a) the Remediation Value determined in accordance with
                  this Article 19 of an individual Adverse Environmental Condition exceeds $2,500.00, and

                        (b) unless the aggregate sum of all Remediation Values
                  exceeds $250,000 (Environmental Basket Value), and the amount of downward adjustment shall be the difference between the aggregate sum of all Remediation Values and the Environmental Basket Value.

            Should the aggregate sum of the Remediation Values exceed ten percent (10%) of the Purchase Price, then Seller shall have the option to terminate this Agreement, in which case neither party shall have any further liability or obligation to the other hereunder except as regards obligations imposed by any confidentiality agreement, which shall survive such termination and be enforceable in accordance with the terms thereof, and Seller will promptly refund the Performance Deposit.

                  19.6.3 If Seller elects 19.6.1(a) above, Seller will exercise all reasonable efforts and diligence to complete the remediation work within six (6) months of the

            Closing Date, but any failure by Seller to complete such remediation efforts by such time shall not relieve Seller of its duty to satisfy its obligation hereunder. Buyer shall allow Seller and its agents and representatives such access to the Properties as is reasonably necessary for performance of remediation work. Seller will conduct such work so as not to unreasonably interfere with Buyer's operations.

            19.7 BUYER'S INDEMNIFICATION OF ADVERSE ENVIRONMENTAL CONDITIONS. Notwithstanding anything contained in Article 16, except for the costs associated with Seller's remediation of any Adverse Environmental Conditions pursuant to Section 19.6.1(a) above, Buyer shall release, defend, indemnify, and hold harmless Seller from and against any and all claims, demands, fines/penalties, causes of action, liabilities and obligations, and all costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) associated with all Adverse Environmental Conditions, including, without limitation, any such conditions arising out of or relating to any discharge, release, disposal, production, storage, treatment or any activities on, in or from the Properties, or the migration or transportation from any other lands to the Properties, whether before or after the Effective Date, of materials or substances that are at present, or become in the future, subject to regulation under federal, state or local laws or regulations, whether such laws or regulations now exist or are hereafter enacted, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS, DEMANDS, CAUSES OF ACTION, LIABILITIES, OR OBLIGATIONS ARISING IN WHOLE OR IN PART FROM THE SOLE OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY OF SELLER. BUYER HEREBY RELEASES SELLER FROM AND AGAINST ANY AND ALL CLAIMS FOR CONTRIBUTION UNDER CERCLA AND/OR ANY OTHER ENVIRONMENTAL LAW OR REGULATION.

      20. SELLER'S ELECTION TO EFFECT IRC SECTION 1031 EXCHANGE. In the event Seller so elects, Buyer agrees to accommodate Seller in effecting a tax-deferred exchange under Internal Revenue Code Section 1031, as amended. Seller shall have the right to elect this tax-deferred exchange at any time prior to the date of Closing. If Seller elects to effect a tax deferred exchange, Buyer agrees to execute additional escrow instructions, documents, agreements, or instruments to effect the exchange, provided that Buyer shall incur no additional costs, expenses, fees or liabilities as a result of or connected with the exchange.

      21. FURTHER ASSURANCES. After the Closing, Seller and Buyer shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such instruments and take such other action as may be reasonably necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document, certificate or other instrument delivered pursuant hereto. Seller shall use its best efforts to obtain all approvals and consents required by or necessary for the transactions contemplated by this Agreement that are customarily obtained after Closing, provided that Seller shall not be required to expend any funds to obtain such approvals and consents.

      22. ACCESS TO RECORDS. As soon as practicable after Closing, Seller shall deliver to Buyer, at Seller's address, or at such other place as any of same may be kept, the originals of all Data, except that Seller may retain:

            (a) the originals of all Data which relate to both the Properties and to properties other than the Properties being sold herein, in which case Seller shall deliver duplicate copies of any such retained originals as they relate to the Properties to Buyer, and

            (b) the originals of all accounting Data, subject to the right of Buyer to copy selected portions of such accounting Data at Buyer's expense and with minimal disruption of Seller's ongoing business.

For a period of six (6) years after the date of Closing, Buyer will retain the Data delivered to it pursuant hereto and will make such Data available to Seller upon reasonable notice at Buyer's headquarters at reasonable times and during office hours. Buyer shall notify Seller in writing within thirty (30) days of the sale to a third party of all or any part of the Properties which involves the transfer of any of the Data of the name and address of the buyer(s) in any such sale. Buyer shall require as part of any such sales transaction that such third party assume the obligations imposed on Buyer in this Article 22.

      23. USE OF SONAT NAME. Buyer agrees that, as soon as practicable after the Closing, it will remove or cause to be removed the names and marks "Sonat", "Sonat Exploration Company", and all variations and derivatives thereof and logos relating thereto from the Properties of which it has assumed operations and will not thereafter make any use whatsoever of such names, marks, and logos.

      24. NOTICES. All notices required or permitted under this Agreement shall be in writing and shall be delivered personally or by telecopier as follows:

                       Seller:Sonat Exploration Company
                              P. O. Box 1513
                              Houston, Texas  77251-1513
                              Telephone:  (713) 940-4032
                              Fax/Telecopier:  (713) 940-6903
                              Attention: Vice President Legal-Land

                        Buyer:Texoil, Inc.
                              110 Cypress Station Drive, Ste 220
                              Houston, Texas 77090
                              Telephone:  (281) 537-9920
                              Fax/Telecopier:  (713) 537-8324
                              Attention:  Mandel Selber
or to such other place within the United States of America as either Seller or Buyer may designate as to themselves by written notice to the other. All notices, other than by fax, shall be deemed received upon the date of actual receipt at the appropriate address. Notice given by fax shall be effective upon actual receipt if received prior to 5 p.m. during normal business days or at the beginning of the next business day after receipt if received after 5 p.m. All notices by fax shall be confirmed promptly after transmission, by certified mail or personal delivery.

      25. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

      26. ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto; it shall not, however, be assignable by Buyer without Seller's prior written consent.

      27. SONAT EMPLOYEES. Buyer agrees that it will not contact, either directly or indirectly, any of Seller's employees for possible future employment without Seller's prior consent.

      28. PUBLIC ANNOUNCEMENTS. Prior to making any public announcement or statement with respect to this Agreement or the transactions contemplated herein, the party contemplating the announcement shall make such announcement available to the other party. Any comments or suggestions from the party receiving such proposed announcement will be given due consideration prior to final release.

      29. EXPENSES, FEES AND TAXES. Each of the parties hereto shall pay its own fees and expenses incident to the negotiation and preparation of this Agreement and consummation of the transactions contemplated hereby, including broker fees. Buyer shall be responsible for the cost of all fees for the recording of transfer documents. All other costs shall be borne by the party incurring them. Notwithstanding anything to the contrary herein, it is acknowledged and agreed by and between Seller and Buyer that the Purchase Price excludes any sales taxes or other taxes in connection with the sale of property pursuant to this Agreement. If a determination is ever made that a sales tax or other transfer tax applies, Buyer shall be liable for such tax as well as any applicable conveyance, transfer and recording fees, and real estate transfer stamps or taxes imposed on any transfer of property pursuant to this Agreement. Buyer shall release, defend, indemnify and hold harmless Seller with respect to the payment of any of such taxes, including any interest or penalties assessed thereon.

      30. LAWS AND REGULATIONS. From and after the Closing:

            30.1 Buyer shall comply with all applicable laws, ordinances, rules and regulations and shall properly obtain and maintain all permits required by public authorities with regard to the Properties, and shall provide and maintain with all applicable regulatory agencies all required bonds, and

            30.2 Buyer shall assume all of Seller's obligations with regard to abandonment of all existing unplugged wells, whether producing or non-producing, and abandonment of the leasehold property including, where applicable, the plugging of wells and the restoration of the surface as completely as practicable and/or in compliance with all applicable laws, rules, regulations and in compliance with all leases and other agreements affecting the Properties, and shall release, defend, indemnify and hold harmless Seller with respect to any and all of those obligations.

      31. HEADINGS. The headings of the articles and sections of this Agreement and any listing of its contents are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement. Where the context so admits, words importing the singular number only shall include the plural, and likewise words importing a gender shall include any other gender.

      32. ENTIRE AGREEMENT; AMENDMENTS; WAIVERS. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, superseding all prior negotiations, discussions, agreements and understandings, whether oral or written, relating to such subject matter. This Agreement may not be amended and no rights hereunder may be waived except by a written document signed by the party to be charged with such amendment or waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereto (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

The obligations set forth hereinabove shall survive the Closing and Buyer shall remain liable therefor as regards Seller even if Buyer shall assign, sell or transfer the Properties to a third party.

                      THIS SPACE LEFT BLANK INTENTIONALLY

      33. EXHIBITS. The following Exhibits are incorporated herein and are a part hereof.

            Exhibit A  -      Units and Wells

            Exhibit B  -      Leases, Rights-of-Way and Easements

            Exhibit C  -      Pipelines and Other Personal Property

            Exhibit D  -      Preferential Purchase Rights/Consents

            Exhibit E  -      Litigation and Claims

            Exhibit F  -      Form of Assignment, Bill of Sale and Conveyance

      Executed as of the date set forth above.

                                    SELLER

                                    SONAT EXPLORATION COMPANY


                                    By:______________________________

                                    Its:______________________________


                                    SONAT TEXAS GATHERING COMPANY



                                    By:______________________________

                                    Its:______________________________

                                    BUYER


                                    TEXOIL, INC.

                                    ____________________________________
                                    By: Mandel Selber

                                     Vice President, Land

                           EXHIBIT A - WELLS (PART 1)

               FIELD / WELL NAME                   PROPERTY #              API #                  WI              NRI
=============================================== ================ ========================================== ================
BONEBRAKE, WEBB COUNTY,
TEXAS
=============================================== ================ ========================================== ================
BONEBRAKE #1                                        1819006             42-479-34138          0.3923200        0.3105867
=============================================== ================ ========================================== ================
BONEBRAKE #2                                        1819005             42-479-34227          0.4000000        0.3166667
=============================================== ================ ========================================== ================
BONEBRAKE #3                                        1819004             42-479-34647          0.4000000        0.3166667
=============================================== ================ ========================================== ================
BONEBRAKE #4                                        1819002             42-479-34706          0.4000000        0.3166667
=============================================== ================ ========================================== ================
BONEBRAKE #5                                        1819003             42-479-34785          0.4000000        0.3166667
=============================================== ================ ========================================== ================
BONEBRAKE #7                                        1816001             42-479-35946          0.4000000        0.3166667
=============================================== ================ ========================================== ================

=============================================== ================ ========================================== ================
DCRC, DUVAL COUNTY, TEXAS
=============================================== ================ ========================================== ================
Ellie C Allocations                                 0420007                 n/a               1.0000000           n/a
=============================================== ================ ========================================== ================
Valero North Allocation A                           0420009                 n/a               1.0000000           n/a
=============================================== ================ ========================================== ================
64 Central Compressor                               0420010                 n/a               1.0000000           n/a
=============================================== ================ ========================================== ================
258 Compressor                                      0420017                 n/a               1.0000000           n/a
=============================================== ================ ========================================== ================
82-4 Compressor                                     0420018                 n/a               1.0000000           n/a
=============================================== ================ ========================================== ================
57 Compressor                                       0420035                 n/a               1.0000000           n/a
=============================================== ================ ========================================== ================
DCRC 262-1 CP                                       0420041                 n/a               1.0000000           n/a
=============================================== ================ ========================================== ================
DCRC 262-N2 CP                                      0420042                 n/a               1.0000000           n/a
=============================================== ================ ========================================== ================
DCRC 366 LP                                         0420047                 n/a               1.0000000           n/a
=============================================== ================ ========================================== ================
DCRC STATE SEC. 258-5                               1556001             42-131-31519          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC STATE SEC. 258-4                               1556002             42-131-31513          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC SEC. 47-1 (BPO)                                1556005             42-131-37808          1.0000000        0.7500000
=============================================== ================ ========================================== ================
DCRC SEC. 47-1 (APO)                                1556005             42-131-37808          1.0000000        0.7100000
=============================================== ================ ========================================== ================
DCRC STATE SEC. 262 #1                              1557006             42-131-37548          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC STATE SEC. 76-1                                1559002             42-131-37559          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC STATE SEC. 64-1                                1559003             42-131-37558          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC STATE SEC. 54-4F                               1559004             42-131-37685          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC STATE SEC. 54-3(C)                             1559005             42-131-37659          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC STATE SEC. 54-2                                1559006             42-131-37612          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC STATE SEC. 366-6F                              1559007             42-131-37623          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC STATE SEC. 366-5                               1559008             42-131-37622          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC STATE SEC. 366-1                               1559009             42-131-37584          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC 366 A-10 (C)                                   1559011             42-131-37794          0.7000000        0.5050000
=============================================== ================ ========================================== ================
DCRC 366 A-11                                       1559012             42-131-37810          0.7000000        0.5050000
=============================================== ================ ========================================== ================
DCRC 54-6 (C)                                       1559013             42-131-37825          0.7000000        0.5050000
=============================================== ================ ========================================== ================
DCRC 64-17                                          1559014             42-131-37924          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC STATE SEC. 76-4                                1559018             42-131-38054          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC STATE SEC. 54-3(T)                             1560021             42-131-37659          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC STATE SEC. 54-4D                               1560022             42-131-37685          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC SEC. 54-8                                      1560023             42-131-37922          1.0000000        0.7300000
=============================================== ================ ========================================== ================

                           EXHIBIT A - WELLS (Part 1)

               FIELD / WELL NAME                   PROPERTY #              API #                  WI              NRI
=============================================== ================ ========================================== ================
DCRC 52-6                                           1561008             42-131-37910          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC 54-9                                           1561026             42-131-37946          1.0000000        0.7300000
=============================================== ================ ========================================== ================
North Dehy Drip Station                             1561030             42-131-99999          1.0000000           n/a
=============================================== ================ ========================================== ================
DCR-STATE 76/52-7610                                1561032             42-131-37962          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC 208-1 (BPO)                                    1561034             42-131-33007          1.0000000        0.7500000
=============================================== ================ ========================================== ================
DCRC 208-1 (APO)                                    1561034             42-131-33007          1.0000000        0.7100000
=============================================== ================ ========================================== ================
DCRC STATE 50 #1                                    1561035             42-131-38103          0.3000000        0.2250000
=============================================== ================ ========================================== ================
DCRC SEC. 82-2 (BPO)                                1562001             42-131-37541          1.0000000        0.7500000
=============================================== ================ ========================================== ================
DCRC SEC. 82-2 (APO)                                1562001             42-131-37541          1.0000000        0.7100000
=============================================== ================ ========================================== ================
DCRC SEC. 82-4 (BPO)                                1562002             42-131-37560          1.0000000        0.7283441
=============================================== ================ ========================================== ================
DCRC SEC. 82-4 (APO)                                1562002             42-131-37560          1.0000000        0.7007189
=============================================== ================ ========================================== ================
DCRC SEC. 82-3 SWD                                  1562003             42-131-37555          1.0000000        0.7283441
=============================================== ================ ========================================== ================
DCRC SEC. 261A-4 (BPO)                              1562006             42-131-37675          1.0000000        0.7500000
=============================================== ================ ========================================== ================
DCRC SEC. 261A-4 (APO)                              1562006             42-131-37675          1.0000000        0.7100000
=============================================== ================ ========================================== ================
DCRC SEC. 261A-3 (BPO)                              1562007             42-131-37594          1.0000000        0.7500000
=============================================== ================ ========================================== ================
DCRC SEC. 261A-3 (APO)                              1562007             42-131-37594          1.0000000        0.7100000
=============================================== ================ ========================================== ================
DCRC SEC. 261-2 (BPO)                               1562008             42-131-37572          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC SEC. 261-2 (APO)                               1562008             42-131-37572          1.0000000        0.6800000
=============================================== ================ ========================================== ================
DCRC SEC. 261-1                                     1562009             42-131-37564          1.0000000        0.6800000
=============================================== ================ ========================================== ================
DCRC 81-17                                          1562011             42-131-37906          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC 81-18 (BPO)                                    1562012             42-131-37905          1.0000000        0.7500000
=============================================== ================ ========================================== ================
DCRC 81-18 (APO)                                    1562012             42-131-37905          1.0000000        0.7100000
=============================================== ================ ========================================== ================
DCRC 82 NCT 25-1 (Yegua)
(BPO)                                               1562034             42-131-37429          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC 82 NCT 25-1 (Yegua)
(APO)                                               1562034             42-131-37429          1.0000000        0.6800000
=============================================== ================ ========================================== ================
DCRC 262-1A                                         1563003             42-131-37548          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC STATE SEC. 76-17-A                             1564001             42-131-31414          1.0000000        0.6800000
=============================================== ================ ========================================== ================
DCRC SEC. 79-9 (BPO)                                1564003             42-131-05449          1.0000000        0.7500000
=============================================== ================ ========================================== ================
DCRC SEC. 79-9 (APO)                                1564003             42-131-05449          1.0000000        0.7100000
=============================================== ================ ========================================== ================
DCRC SEC. 79-2 (BPO)                                1564004             42-131-37577          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC SEC. 79-2 (APO)                                1564004             42-131-37577          1.0000000        0.6800000
=============================================== ================ ========================================== ================
DCRC SEC. 75-79-1 (BPO)                             1564005             42-131-10602          1.0000000        0.7500000
=============================================== ================ ========================================== ================
DCRC SEC. 75-79-1 (APO)                             1564005             42-131-10602          1.0000000        0.7100000
=============================================== ================ ========================================== ================
DCRC 79-6                                           1564007             42-131-37826          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC STATE 76-3                                     1564009             42-131-37952          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC 75-2 (BPO)                                     1564010             42-131-37951          1.0000000        0.7500000
=============================================== ================ ========================================== ================
DCRC 75-2 (APO)                                     1564010             42-131-37951          1.0000000        0.7100000
=============================================== ================ ========================================== ================
DCRC 259-1 (BPO)                                    1564013             42-131-37811          1.0000000        0.7500000
=============================================== ================ ========================================== ================
DCRC 259-1 (APO)                                    1564013             42-131-37811          1.0000000        0.7100000
=============================================== ================ ========================================== ================

                           EXHIBIT A - WELLS (Part 1)

               FIELD / WELL NAME                   PROPERTY #              API #                  WI              NRI
=============================================== ================ ========================================== ================
DCRC 57-1 (BPO)                                     1572001             42-131-37789          1.0000000        0.7500000
=============================================== ================ ========================================== ================
DCRC 57-1 (APO)                                     1572001             42-131-37789          1.0000000        0.7100000
=============================================== ================ ========================================== ================
DCRC 59-1 (BPO)                                     1572003             42-131-37866          1.0000000        0.7500000
=============================================== ================ ========================================== ================
DCRC 59-1 (APO)                                     1572003             42-131-37866          1.0000000        0.7100000
=============================================== ================ ========================================== ================
DCRC 59-2 (BPO)                                     1572004             42-131-37892          1.0000000        0.7500000
=============================================== ================ ========================================== ================
DCRC 59-2 (APO)                                     1572004             42-131-37892          1.0000000        0.7100000
=============================================== ================ ========================================== ================
DCRC 59-3 (BPO)                                     1572005             42-131-37916          1.0000000        0.7500000
=============================================== ================ ========================================== ================
DCRC 59-3 (APO)                                     1572005             42-131-37916          1.0000000        0.7100000
=============================================== ================ ========================================== ================
DCRC 57-4 (BPO)                                     1572006             42-131-37934          1.0000000        0.7500000
=============================================== ================ ========================================== ================
DCRC 57-4 (APO)                                     1572006             42-131-37934          1.0000000        0.7100000
=============================================== ================ ========================================== ================
DCRC 57A-5                                          1572007             42-131-37955          1.0000000        0.7300000
=============================================== ================ ========================================== ================
Lundell State #1                                    1576005             42-131-37974          0.5000000        0.3575000
=============================================== ================ ========================================== ================
DCRC 262 N-2 (BPO)                                  1577001             42-131-37806          1.0000000        0.7500000
=============================================== ================ ========================================== ================
DCRC 262 N-2 (APO)                                  1577001             42-131-37806          1.0000000        0.7100000
=============================================== ================ ========================================== ================
DCRC 366 A-10 (T)                                   1580001             42-131-37794          0.7000000        0.5050000
=============================================== ================ ========================================== ================
DCRC 54-6 (T)                                       1580002             42-131-37825          0.7000000        0.5050000
=============================================== ================ ========================================== ================
DCRC 366-6D                                         1580003             42-131-37623          1.0000000        0.7300000
=============================================== ================ ========================================== ================
DCRC 273-1 (BPO)                                    1581006             42-131-37801          1.0000000        0.7500000
=============================================== ================ ========================================== ================
DCRC 273-1 (APO)                                    1581006             42-131-37801          1.0000000        0.7100000
=============================================== ================ ========================================== ================
PFC-015681                                          1898004                 n/a               1.0000000           n/a
=============================================== ================ ========================================== ================
PFC-015734                                          1898005                 n/a               1.0000000           n/a
=============================================== ================ ========================================== ================

=============================================== ================ ========================================== ================
NOTE - DCRC WELLS IN ITALICS
ARE IN PROJECT PAYOUT
ACCOUNT "BASKET"
=============================================== ================ ========================================== ================

=============================================== ================ ========================================== ================
NEALE, BEAUREGARD PARISH,
LOUISIANA
=============================================== ================ ========================================== ================
Musser-Davis 26-2                                   7888001           17011-208960000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Frazar B-2                                          7888001           17011-000430000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Frazar B-3                                          7888001           17011-000460000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Hawkins 27-1                                        7888001           17011-208870000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Lilliedoll 1                                        7888001           17011-000470000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Musser-Davis 26-1                                   7888001           17011-208910000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice 28-1                                           7888001           17011-208860000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice B-3                                            7888001           17011-000670000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice E-1                                            7888001           17011-000700000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice E-2                                            7888001           17011-000780000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice E-3                                            7888001           17011-000730000         0.6667000        0.5510000
=============================================== ================ ========================================== ================

                           EXHIBIT A - WELLS (Part 1)

               FIELD / WELL NAME                   PROPERTY #              API #                  WI              NRI
=============================================== ================ ========================================== ================
Rice E-4 SWD                                        7888001           17011-000740000         0.6667000           n/a
=============================================== ================ ========================================== ================
Rice H-4                                            7888001           17011-000190000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice 27-1                                           7888001           17011-208780000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice 33-1                                           7888001           17011-208840000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice 33-2                                           7888001           17011-208930000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice 34-1                                           7888001           17011-208830000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Spiers 5                                            7888001           17011-000590000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Welborn 1                                           7888001           17011-000660000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Welborn 2 SWD                                       7888001           17011-203530000         0.6667000           n/a
=============================================== ================ ========================================== ================
Musser-Davis A-6                                    7888001           17011-205070000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice 33-3                                           7888001           17011-208950000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Musser-Davis A-1                                    7888001           17011-000490000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Hawkins 1                                           7888001           17011-000650000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Musser-Davis A-9                                    7888001           17011-000440000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice F-1                                            7888001           17011-000680000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice G-1                                            7888001           17011-000710000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice J-1                                            7888001           17011-000800000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice K-1                                            7888001           17011-000810000         0.6667000        0.5510000
=============================================== ================ ========================================== ================

=============================================== ================ ========================================== ================
NORTH CHOCOLATE BAYOU,
BRAZORIA COUNTY, TEXAS
=============================================== ================ ========================================== ================
I P Farms #1                                        1854001             42-039-32539          0.4875000        0.3510000
=============================================== ================ ========================================== ================
I P Farms #1 (ORRI)                                 1854001             42-039-32539          0.0000000        0.0013133
=============================================== ================ ========================================== ================

=============================================== ================ ========================================== ================
RODRIGUEZ (LAREDO), WEBB &
ZAPATA COUNTIES, TEXAS
=============================================== ================ ========================================== ================
Johnson #1                                          7139004             42-479-34634          1.0000000        0.8000000
=============================================== ================ ========================================== ================
Johnson #2                                          7139005             42-479-34827          1.0000000        0.8000000
=============================================== ================ ========================================== ================
Johnson #3                                          1565011             42-479-36366          1.0000000        0.7500000
=============================================== ================ ========================================== ================
Malakoff-Peterson #2                                7139006             42-479-34493          1.0000000        0.6875000
=============================================== ================ ========================================== ================
Malakoff-Peterson #4                                7139003             42-479-34650          1.0000000        0.6875000
=============================================== ================ ========================================== ================
Rodriguez #2                                        7141004             42-479-35833          1.0000000        0.8000000
=============================================== ================ ========================================== ================
Rodriguez Gas Unit #1 (P&A'd)                       7141002             42-479-34058          1.0000000        0.8000000
=============================================== ================ ========================================== ================
Salinas Gas Unit #1, Octavio                        7142001             42-505-30952          0.9650000        0.6755000
=============================================== ================ ========================================== ================
Salinas GU #2, Octavio                              7142002             42-505-33100          0.9650000        0.6755000
=============================================== ================ ========================================== ================
Salinas GU #3, Octavio                              7142003             42-505-33107          0.9650000        0.6755000
=============================================== ================ ========================================== ================
Salinas GU #4, Octavio                              7142004             42-505-33180          0.9650000        0.6755000
=============================================== ================ ========================================== ================
Salinas Lease                                        420032                 n/a               1.0000000           n/a
=============================================== ================ ========================================== ================
Scott Oils Wright #1                                7140004             42-479-34112          1.0000000        0.8000000
=============================================== ================ ========================================== ================
Scott Oils Wright #6                                7140005             42-479-34888          1.0000000        0.8000000
=============================================== ================ ========================================== ================

                           EXHIBIT A - WELLS (Part 1)

               FIELD / WELL NAME                   PROPERTY #              API #                  WI              NRI
=============================================== ================ ========================================== ================
Rice E-4 SWD                                        7888001           17011-000740000         0.6667000           n/a
=============================================== ================ ========================================== ================
Rice H-4                                            7888001           17011-000190000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice 27-1                                           7888001           17011-208780000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice 33-1                                           7888001           17011-208840000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice 33-2                                           7888001           17011-208930000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice 34-1                                           7888001           17011-208830000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Spiers 5                                            7888001           17011-000590000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Welborn 1                                           7888001           17011-000660000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Welborn 2 SWD                                       7888001           17011-203530000         0.6667000           n/a
=============================================== ================ ========================================== ================
Musser-Davis A-6                                    7888001           17011-205070000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice 33-3                                           7888001           17011-208950000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Musser-Davis A-1                                    7888001           17011-000490000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Hawkins 1                                           7888001           17011-000650000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Musser-Davis A-9                                    7888001           17011-000440000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice F-1                                            7888001           17011-000680000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice G-1                                            7888001           17011-000710000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice J-1                                            7888001           17011-000800000         0.6667000        0.5510000
=============================================== ================ ========================================== ================
Rice K-1                                            7888001           17011-000810000         0.6667000        0.5510000
=============================================== ================ ========================================== ================

=============================================== ================ ========================================== ================
NORTH CHOCOLATE BAYOU,
BRAZORIA COUNTY, TEXAS
=============================================== ================ ========================================== ================
I P Farms #1                                        1854001             42-039-32539          0.4875000        0.3510000
=============================================== ================ ========================================== ================
I P Farms #1 (ORRI)                                 1854001             42-039-32539          0.0000000        0.0013133
=============================================== ================ ========================================== ================

=============================================== ================ ========================================== ================
RODRIGUEZ (LAREDO), WEBB &
ZAPATA COUNTIES, TEXAS
=============================================== ================ ========================================== ================
Johnson #1                                          7139004             42-479-34634          1.0000000        0.8000000
=============================================== ================ ========================================== ================
Johnson #2                                          7139005             42-479-34827          1.0000000        0.8000000
=============================================== ================ ========================================== ================
Johnson #3                                          1565011             42-479-36366          1.0000000        0.7500000
=============================================== ================ ========================================== ================
Malakoff-Peterson #2                                7139006             42-479-34493          1.0000000        0.6875000
=============================================== ================ ========================================== ================
Malakoff-Peterson #4                                7139003             42-479-34650          1.0000000        0.6875000
=============================================== ================ ========================================== ================
Rodriguez #2                                        7141004             42-479-35833          1.0000000        0.8000000
=============================================== ================ ========================================== ================
Rodriguez Gas Unit #1 (P&A'd)                       7141002             42-479-34058          1.0000000        0.8000000
=============================================== ================ ========================================== ================
Salinas Gas Unit #1, Octavio                        7142001             42-505-30952          0.9650000        0.6755000
=============================================== ================ ========================================== ================
Salinas GU #2, Octavio                              7142002             42-505-33100          0.9650000        0.6755000
=============================================== ================ ========================================== ================
=============================================== ================ ========================================== ================
Vela #1                                             7139001             42-479-31280          1.0000000        0.7500000
=============================================== ================ ========================================== ================
Vela #1-C                                           7139002             42-479-34971          1.0000000        0.7500000
=============================================== ================ ========================================== ================
Vela #2                                             7139007             42-479-36329          1.0000000        0.7500000
=============================================== ================ ========================================== ================
Webco Drip Station                                  7140009                 n/a               1.0000000           n/a
=============================================== ================ ========================================== ================
Wright-Moon Gas Unit A #4                           7141001             42-479-34769          1.0000000        0.8000000
=============================================== ================ ========================================== ================
Wright #10, L.A.                                    7141003             42-479-35879          1.0000000        0.8000000
=============================================== ================ ========================================== ================
Wright #14                                          1565013             42-479-36484          1.0000000        0.7973600
=============================================== ================ ========================================== ================
Wright #4, L.A.                                     7140001             42-479-34639          1.0000000        0.8000000
=============================================== ================ ========================================== ================
                            EXHIBIT A - WELLS(PART1)

Wright #5                                           7140002             42-479-34669          1.0000000        0.8000000
=============================================== ================ ========================================== ================
Wright/Richter #7ST Gas Unit                        7140013             42-479-35317          0.5000000        0.4000000
=============================================== ================ ========================================== ================

=============================================== ================ ========================================== ================
SOUTH KASPAR, DEWITT
COUNTY, TEXAS
=============================================== ================ ========================================== ================
Kuester #1                                          1565002             42-123-31631          0.6500000        0.5091735
=============================================== ================ ========================================== ================
Kuester #2                                          1565001             42-123-31672          0.7500000        0.5857416
=============================================== ================ ========================================== ================

=============================================== ================ ========================================== ================
SOUTH PICOSO, WEBB
COUNTY, TEXAS
=============================================== ================ ========================================== ================
Benavides #1                                        1566002             42-479-35808          1.0000000        0.7308300
=============================================== ================ ========================================== ================
Benavides #2                                        1566001             42-479-35866          1.0000000        0.7308300
=============================================== ================ ========================================== ================

=============================================== ================ ========================================== ================
YORKTOWN, SOUTH (ROEDER),
DEWITT COUNTY. TEXAS
=============================================== ================ ========================================== ================
Kulawik #3 (BPO)                                    1567005             42-123-31765          1.0000000        0.7100000
=============================================== ================ ========================================== ================
Kulawik #3 (APO)                                    1567005             42-123-31765          0.9200000        0.6532000
=============================================== ================ ========================================== ================
Kulawik #2 SWD                                      1567001                 n/a               1.0000000           n/a
=============================================== ================ ========================================== ================

                       EXHIBIT A - WELLS & UNITS (PART 3)
                               NORTH CROWLEY FIELD

 PROPERTY NAME                    UNIT                       PROPERTY #           API #              WI             NRI
========================================================= ================ =================================== ==============
N. CROWLEY DRIP
STATION                         n/a                           4025066                              0.60000          n/a
========================================================= ================ =================================== ==============
                                                                               17001-209530
HABETZ 13 SWD                   n/a                           4025085              000             0.60000          n/a
========================================================= ================ =================================== ==============
J.B. STAKES 22                  MIO 3A-2 RC                                    17001-220070
                                SUB                           4025080              000             0.59775        0.44122
========================================================= ================ =================================== ==============
N C SWDS 17                     n/a                           4025086                              0.60000          n/a
========================================================= ================ =================================== ==============

========================================================= ================ =================================== ==============
N. CROWLEY COMP.
STATION                         n/a                           0447001                              1.00000          n/a
========================================================= ================ =================================== ==============
N. CROWLEY GAS
LIFT CP                         n/a                           0447002                              1.00000          n/a
========================================================= ================ =================================== ==============
NORTH CROWLEY
GAS GATH SYSTEM                 n/a                           4025087                              1.00000          n/a
========================================================= ================ =================================== ==============
                                                                               17001-008990
OHLENFORST 12                   FRIO 12                       4025013              000             0.60000        0.52266
========================================================= ================ =================================== ==============
OHLENFORST 18                   MIO4 BASAL                                     17001-024730
                                RASUH                         4025015              000             0.60000        0.52200
========================================================= ================ =================================== ==============
                                                                               17001-024730
OHLENFORST 18 D                 MIO T SUC                     4025050              000             0.60000        0.52200
========================================================= ================ =================================== ==============
                                                                               17001-024730
OHLENFORST 18T                  MIO6C RA SUB                  4025016              000             0.60000        0.52200
========================================================= ================ =================================== ==============
                                                                               17001-207960
OHLENFORST 21                   FRIO 6 RE SUA                 4025039              000             0.60000        0.52200
========================================================= ================ =================================== ==============
                                                                               17001-207960
OHLENFORST 21D                  MIO 7 RA SU A                 4025017              000             0.60000        0.52200
========================================================= ================ =================================== ==============
                                                                               17001-208290
OHLENFORST 23                   DISC 4 RC SUA                 4025018              000             0.60000        0.52257
========================================================= ================ =================================== ==============
OHLENFORST 24                   DISC 2 RD SUA                 4025019                              0.60000        0.51283
========================================================= ================ =================================== ==============
OHLENFORST 24                   DISC 2 RD SUA                 4025019                              0.60000        0.50441
========================================================= ================ =================================== ==============
                                                                               17001-208300
OHLENFORST 24                   DISC 1 B RB SUA               4025069              000             0.60000        0.44762
========================================================= ================ =================================== ==============
                                                                               17001-209460
OHLENFORST 26                   DISC 1B RA SUA                4025020              000             0.60000        0.52293
========================================================= ================ =================================== ==============
OHLENFORST 27                   DISC 2 RD SUA                 4025021                              0.60000        0.49779
========================================================= ================ =================================== ==============
                                                                               17001-219450
OHLENFORST 27                   MIO 7X RA SUA                 4025070              000             0.60000        0.50170
========================================================= ================ =================================== ==============
OHLENFORST 28                   FRIO 6 RD2A
                                SUA                           4025103                              0.60000        0.50475
========================================================= ================ =================================== ==============
OHLENFORST 28                   FRIO 6 RD2A                                    17001-219650
                                SUA                           4025071              000             0.60000        0.50475
========================================================= ================ =================================== ==============
OHLENFORST 29                   FRIO 3 RD SUA                 4025091                              0.60000        0.49892
========================================================= ================ =================================== ==============
OHLENFORST 29                   FRIO 2 RD SUA                 4025105                              0.60000        0.50475
========================================================= ================ =================================== ==============
OHLENFORST 29                   n/a                           4025068                              0.60000        0.50278
========================================================= ================ =================================== ==============
OHLENFORST 30                   MARG #2                       4025106                              0.60000        0.50462
========================================================= ================ =================================== ==============

                       EXHIBIT A - WELLS & UNITS (PART 3)
                               NORTH CROWLEY FIELD

 PROPERTY NAME                    UNIT                       PROPERTY #           API #              WI             NRI
========================================================= ================ =================================== ==============
OHLENFORST 30                   MARG 3A RB 1
                                SUA                           4025089                              0.60000        0.50462
========================================================= ================ =================================== ==============
OHLENFORST 30                   n/a                           4025067                              0.60000        0.50462
========================================================= ================ =================================== ==============
                                                                               17001-220140
OHLENFORST 31                   F 5 RE SUA                    4025097              000             0.60000        0.50225
========================================================= ================ =================================== ==============
                                                                               17001-008640
OHLENFORST 6                    MIO Y RA SU A                 4025025              000             0.52484        0.45718
========================================================= ================ =================================== ==============
OHLENFORST 8                    MARG 3 A RA                                    17001-008670
                                SUA                           4025026              000             0.60000        0.52275
========================================================= ================ =================================== ==============
OHLENFORST 8D                   MIO 6A 1 RA                                    17001-008670
                                SUA                           4025064              000             0.60000        0.52200
========================================================= ================ =================================== ==============
                                                                 No            17001-022660
REINERS 16                      MARG 3 SAND                    Number              000             0.60000        0.51780
========================================================= ================ =================================== ==============
                                                                               17001-022660
REINERS 16D                     MIO 7X RA SUA                 4025014              000             0.60000        0.51780
========================================================= ================ =================================== ==============
                                                                               17001-022660
REINERS 16T                     DISC 1 RA SUA                 4025047              000             0.60000        0.51780
========================================================= ================ =================================== ==============
REINERS 27                      MIO 7 BSL RA                                   17001-219600
                                SUA                           4025022              000             0.60000        0.51494
========================================================= ================ =================================== ==============
                                                                               17001-214460
STAKES 16                       MIO 3A 2                      4025004              000             0.60000        0.53306
========================================================= ================ =================================== ==============
                                                                               17001-216490
STAKES 17                       MIO 3A 2                      4025005              000             0.60000        0.53306
========================================================= ================ =================================== ==============
                                                                               17001-219730
STAKES 18                       MIO 3A 2                      4025006              000             0.60000        0.49156
========================================================= ================ =================================== ==============
                                                                               17001-219760
STAKES 19                       MIO 3A 2                      4025007              000             0.60000        0.53306
========================================================= ================ =================================== ==============
STAKES 20                       MIO 3A-2 RC                                    17001-219990
                                SUD                           4025075              000             0.59775        0.44122
========================================================= ================ =================================== ==============
                                                                               17001-220040
STAKES 21                       MIO 3A-2 RC SUF               4025076              000             0.60000        0.47082
========================================================= ================ =================================== ==============
STAKES 23                       MIO 3A-2 RC                                    17001-220170
                                SUC                           4025094              000             0.59775        0.44122
========================================================= ================ =================================== ==============
STAKES 24                       MIO 3A-2 RC                                    17001-220180
                                SUE                           4025095              000             0.59775        0.45606
========================================================= ================ =================================== ==============
STAKES 25                       MIO 3A-2 RB                                    17001-220190
                                SUA                           4025099              000             0.60000        0.50920
========================================================= ================ =================================== ==============
STAKES 26                       MIO 3A-2 RC                                    17001-220200
                                SUA                           4025096              000             0.59775        0.44122
========================================================= ================ =================================== ==============
STAKES 27                       MIO 3A-2 RB                                    17001-220220
                                SUB                           4025100              000             0.60000        0.50964
========================================================= ================ =================================== ==============

                       EXHIBIT A - WELLS & UNITS (PART 3)
                               NORTH CROWLEY FIELD

 PROPERTY NAME                    UNIT                       PROPERTY #           API #              WI             NRI
========================================================= ================ =================================== ==============
STAKES 28                       MIO 3A-2 RB                                    17001-220210
                                SUC                           4025101              000             0.60000        0.47199
========================================================= ================ =================================== ==============
STAKES J.B. 1                   NOD 1A RA SU F                4025028                              0.27520        0.22750
========================================================= ================ =================================== ==============
THEVIS 5                        MARG 3A RB                                     17001-205300
                                SUA                           4025003              000             0.59694        0.51961
========================================================= ================ =================================== ==============
                                                                               17001-205300
THEVIS 5D                       MARG 1 RB SUA                 4025061              000             0.60000        0.51204
========================================================= ================ =================================== ==============
                                 IO5A RC SU B
WILLIAMS 31                     M                             4025008                              0.60000        0.44762
========================================================= ================ =================================== ==============
WILLIAMS 31                     MIO 3A-2 RA                                    17001-215600
                                SUA                           4025104              000             0.60000        0.44141
========================================================= ================ =================================== ==============
                                                                               17001-215590
WILLIAMS 32                     MIO 5A RC SUA                 4025009              000             0.60000        0.44762
========================================================= ================ =================================== ==============
                                                                               17001-216500
WILLIAMS 34                     MIO 3A 2                      4025024              000             0.60000        0.44762
========================================================= ================ =================================== ==============
                                                                               17001-219670
WILLIAMS 35                     MIO 5                         4025010              000             0.60000        0.44762
========================================================= ================ =================================== ==============
WILLIAMS 36                     MIO 6A                        4025011                              0.60000        0.44762
========================================================= ================ =================================== ==============
                                                                               17001-219850
WILLIAMS 38                     5590 SAND                     4025012              000             0.60000        0.44762
========================================================= ================ =================================== ==============
WILLIAMS 39                     MIO 3A-2 RA                                    17001-220150
                                SUC                           4025073              000             0.60000        0.45289
========================================================= ================ =================================== ==============
WILLIAMS 40                     MIO 3A-2 RA                                    17001-220160
                                SUB                           4025098              000             0.60000        0.46888
========================================================= ================ =================================== ==============
                                                                               17001-215680
WILLIAMS FLOYD 33               n/a                           4025053              000             0.60000        0.44762
========================================================= ================ =================================== ==============

========================================================= ================ =================================== ==============
                                                                               17001-219830
Bourque 1                       n/a                           4025027              000
========================================================= ================ =================================== ==============
                                                                 No            17001-219620
Habetz 15                       n/a                            Number              000
========================================================= ================ =================================== ==============
                                                                 No
Habetz Tank Battery             n/a                            Number                              0.50000
========================================================= ================ =================================== ==============
                                                                               17001-022940
Ohlenforst  16 T                Mio 7 RA SUA                  4025046              000             0.57522        0.49698
========================================================= ================ =================================== ==============
                                                                               17001-022930
Ohlenforst 14                   Mio 7A RA SUA                 4025036              000             0.60000        0.52200
========================================================= ================ =================================== ==============
                                                                               17001-022930
Ohlenforst 14 D                 Mio 5D RA SUA                 4025043              000             0.44790        0.38620
========================================================= ================ =================================== ==============

                       EXHIBIT A - WELLS & UNITS (PART 3)
                               NORTH CROWLEY FIELD

 PROPERTY NAME                    UNIT                       PROPERTY #           API #              WI             NRI
========================================================= ================ =================================== ==============
Ohlenforst 14 T                 Mio 4B Str 1 RA                                17001-022930
                                SUA                           4025044              000             0.49524        0.43030
========================================================= ================ =================================== ==============
                                                                               17001-022940
Ohlenforst 16                   Mio U RA SUB                  4025037              000             0.48336        0.41994
========================================================= ================ =================================== ==============
                                                                 No            17001-022940
Ohlenforst 16 D                 Mio 4 Str SUD                  Number              000             0.57522        0.49698
========================================================= ================ =================================== ==============
                                                                               17001-023210
Ohlenforst 17                   n/a                           4025038              000             0.60000        0.52200
========================================================= ================ =================================== ==============
                                                                               17001-023210
Ohlenforst 17 D                 4,880 SD RA SUA               4025048              000             0.60000        0.52200
========================================================= ================ =================================== ==============
                                                                 No
Ohlenforst 17 T                 n/a                            Number                              0.60000        0.52200
========================================================= ================ =================================== ==============
                                                                               17001-008480
Reiners 10                      4,400' SD RA SUA              4025033              000             0.60000        0.52200
========================================================= ================ =================================== ==============
                                                                               17001-008470
Reiners 11 A                    5,250' SD RA SUA              4025034              000             0.53562        0.46530
========================================================= ================ =================================== ==============
                                                                               17001-022640
Reiners 20                      Mio Y RA 1 SUB                4025051              000             0.40506        0.35142
========================================================= ================ =================================== ==============
                                                                               17001-022640
Reiners 20 D                    n/a                           4025052              000             0.60000        0.52200
========================================================= ================ =================================== ==============
                                                                               17001-203570
Reiners 22                      Marg 1A RA 1SUA               4025054              000             0.60000        0.52200
========================================================= ================ =================================== ==============
                                                                               17001-203570
Reiners 22 D                    Disc 4 RA SUA                 4025055              000             0.60000        0.52200
========================================================= ================ =================================== ==============
Reiners 22 T                    Mio 4 Basal RA                                 17001-203570
                                SUI                           4025056              000             0.60000        0.52200
========================================================= ================ =================================== ==============
Reiners 23                      Mio 4 Basal RA                                 17001-204010
                                SUE                           4025040              000             0.60000        0.52200
========================================================= ================ =================================== ==============
                                                                               17001-208580
Reiners 24                      Marg 1A RC SUA                4025041              000             0.60000        0.52200
========================================================= ================ =================================== ==============
                                                                 No            17001-208580
Reiners 24 D                    Marg 1A RC SUA                 Number              000             0.60000        0.52080
========================================================= ================ =================================== ==============
                                                                               17001-210580
Reiners 26                      Frio 15 RC SUA                4025059              000             0.60000        0.54378
========================================================= ================ =================================== ==============
                                                                               17001-008490
Reiners 9                       Mio 4 Basal SUD               4025032              000             0.60000        0.52200
========================================================= ================ =================================== ==============
                                                                               17001-206890
Stakes 12                       Mio 6A RB SUA                 4025035              000             0.60000        0.51342
========================================================= ================ =================================== ==============
                                                                               17001-008610
Stakes 4                        Mio 3A 2                      4025030              000             0.60000        0.51342
========================================================= ================ =================================== ==============
                                                                               17001-008710
Thevis 1                        Mio Z RA SUA                  4025002              000             0.60000        0.51954
========================================================= ================ =================================== ==============

                       EXHIBIT A - WELLS & UNITS (PART 3)
                               NORTH CROWLEY FIELD

 PROPERTY NAME                    UNIT                       PROPERTY #           API #              WI             NRI
========================================================= ================ =================================== ==============
                                                                               17001-209070
Thevis 6                        Frio 1RC SUA                  4025031              000             0.60000        0.51204
========================================================= ================ =================================== ==============
                                                                               17001-209070
Thevis 6 D                      Frio 6 RB 1 SUA               4025063              000             0.60000        0.50088
========================================================= ================ =================================== ==============
Thibodeaux 1                    FRIO 15A RA SU
                                A                             4025029                              0.13680        0.12942
========================================================= ================ =================================== ==============
                                                                               17001-214470
Williams 30                     Mio 3A 2                      4025042              000             0.60000        0.44700
========================================================= ================ =================================== ==============
                                                                               17001-219750
Williams 36                     Mio 6A                        4025011              000             0.60000        0.44700
========================================================= ================ =================================== ==============

                                EXHIBIT A - UNITS

NORTH CHOCOLATE BAYOU FIELD

o Unit Designation dated August 11, 1995, covering the Sonat Exploration Company - IP Farms No. 1 Unit, recorded August 24, 1995, in the Official Records of Brazoria County, Texas

           RODRIGUEZ (LAREDO) FIELD

o Declaration of Pooling Unit dated March 6, 1985, recorded at Volume 1101, Page 357 of the Official Records of Webb County, Texas (Rodriguez Gas
      Unit).

o     Designation of Pooled Acreage dated December 9, 1977, by and between F. C.
      D. Ltd. And Texas Drilling Company, recorded at Volume 214, Page 9 of the Deed Records of Zapata County, Texas (Salinas Lease).

o Declaration of Pooling Unit dated July 25, 1985, from Scott Oils, Inc., et al, recorded at Volume 1149, Page 154 of the Official Records of Webb County, Texas (Wright-Moon A-4 Unit).

o Unit Designation dated August 15, 1997, by and between Sonat Exploration Company, as Operator, and Columbus Energy Company, et al, recorded at Volume 556, Page 866 of the Official Public Records of Webb County, Texas (Wright/Richter #7ST Gas Unit).

o Designation of Pooled Unit dated ___________________, 1998, from Sonat Exploration Company (Wright #14).

                                    EXHIBIT B

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
BONEBRAKE, WEBB COUNTY, TEXAS
============================================================ ================================= ============= =======================
907769-001          John H. Bonebrake, et al                 Stanley S. Beard                     4/25/80    Bk 620 Pg 132
=================== ======================================== ================================= ============= =======================
907769-002          E. Bonebrake Van Buskirk                 Stanley S. Beard                     4/25/80    Bk 620 Pg 135
=================== ======================================== ================================= ============= =======================
907783-000          Vaquillas Ranch Co., Ltd.                Forest Oil Company                   7/16/85    no recording
=================== ======================================== ================================= ============= =======================
DCRC, DUVAL COUNTY, TEXAS
============================================================ ================================= ============= =======================
906321-001          Exxon Company USA, Agent                 Tri-C Resources Inc.                 3/4/92     Vol 128 Pg 27
=================== ======================================== ================================= ============= =======================
906321-002          Manges Liquidating Trust                 Tri-C Resources Inc.                 3/4/92     Vol 127 Pg 623
=================== ======================================== ================================= ============= =======================
906337-000          Duval County Ranch Company               Vacuum Oil Company                   6/12/23    Vol 2 Pg 75
=================== ======================================== ================================= ============= =======================
906356-001          Duval County Ranch Company               Vacuum Oil Company                   3/3/25     Vol 2 Pg 322
=================== ======================================== ================================= ============= =======================
906356-002          Duval County Ranch Company               Vacuum Oil Company                   3/3/25     Vol 2 Pg 322
=================== ======================================== ================================= ============= =======================
906386-001          Manges Liquidating Trust                 Tri-C Resources Inc.                 5/6/92     Vol 130 Pg 728
=================== ======================================== ================================= ============= =======================
906386-002          Exxon Company U.S.A Inc.                 Tri-C Resources Inc.                 5/5/92     Vol 130 Pg 832
=================== ======================================== ================================= ============= =======================
906462-001          Duval County Ranch Company               A. M. Sentz                          5/10/22    Vol 22 Pg 68
=================== ======================================== ================================= ============= =======================
906492-001          Manges Liquidating Trust                 Tri-C Resources Inc.                 2/9/93     Vol 150 Pg 228
=================== ======================================== ================================= ============= =======================
906492-002          Exxon Company U.S.A. Inc.                Tri-C Resources Inc.                 2/9/93     Vol 150 Pg 254
=================== ======================================== ================================= ============= =======================
906600-001          Manges Liquidating Trust                 Tri-C Resources Inc.                 1/1/92     Vol 129 Pg 350
=================== ======================================== ================================= ============= =======================
906600-002          Exxon Company U.S.A. Inc.                Tri-C Resources Inc.                 1/1/92     Vol 129 Pg 627
=================== ======================================== ================================= ============= =======================
906644-000          Exxon Company U.S.A. Inc.                Tri-C Resources Inc.                12/14/93    unrecorded
=================== ======================================== ================================= ============= =======================
906672-000          Texaco Exploration &                     Marco Polo Exploration               1/22/92    Vol 127 Pg 322
                    Production Inc.                          Inc.
=================== ======================================== ================================= ============= =======================
908761-000          Texaco Exploration &                     Sonat Exploration                    5/15/94    Vol 185 Pg 382
                    Production Inc.                          Company
=================== ======================================== ================================= ============= =======================
908790-000          Texaco Exploration &                     Sonat Exploration                    1/25/95    Vol 185 Pg 385
                    Production Inc.                          Company
=================== ======================================== ================================= ============= =======================

LOMA NOVIA EAST, DUVAL COUNTY, TEXAS
============================================================ ================================= ============= =======================
910284-000          Leo J. Welder etal.                      Columbia Gas                         1/1/94     Vol 162 Pg 379
=================== ======================================== ================================= ============= =======================
910434-000          State of Texas                           Triana Exploration                   4/4/95     Vol 188 Pg 780
=================== ======================================== ================================= ============= =======================
910442-000          Bess Kaplan etal.                        Humble Refining                      6/12/57    Vol 139 Pg 195
=================== ======================================== ================================= ============= =======================
910444-000          Jane S. Mayer etal.                      Humble Refining                      6/20/57    Vol 140 Pg 141
=================== ======================================== ================================= ============= =======================
911404-000          S. G. Marshall, Agent for State          Sonat Exploration                    4/18/96    Vol 206 Pg 290
                    of Texas                                 Company
=================== ======================================== ================================= ============= =======================
911596-000          Jack E. Clark                            Sonat Exploration                    3/25/96    Vol 206 Pg 377
                                                             Company
=================== ======================================== ================================= ============= =======================
911601-000          J.F. Welder Heirs                        Sonat Exploration                    4/8/89     Vol 206 Pg 381
                                                             Company
=================== ======================================== ================================= ============= =======================
911818-000          J.F. Welder Heirs                        Sonat Exploration                    5/9/96     Vol 207 Pg 409
                                                             Company
=================== ======================================== ================================= ============= =======================
913340-001          Allen Trust, Agent for State of          Sonat Exploration                    8/15/96    Vol 212 Pg 497
                    Texas                                    Company
=================== ======================================== ================================= ============= =======================
913340-002          Mattie R. Claflin, Agent for State       Sonat Exploration                   10/17/96    Vol 214 Pg 733
                    of Texas                                 Company
=================== ======================================== ================================= ============= =======================
915154-000          J.F. Welder Heirs                        Sonat Exploration                   11/22/96    Vol 217 Pg 118
                                                             Company
=================== ======================================== ================================= ============= =======================
1005371-000         J. E. Clark, Agent for State of          Sonat Exploration                   11/16/97    Vol 240 Pg 399
                    Texas                                    Company
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
NEALE, BEAUREGARD PARISH, LOUISIANA
============================================================================================== ============= =======================
910574-000          Musser Davis Land Co.                    Atlantic Refining Co.                8/17/38    Bk 69 Pg 190
=================== ======================================== ================================= ============= =======================
910575-000          Rice Land and Lumber Co.                 Atlantic Refining Co.                11/4/38    Bk 70 Pg 237
=================== ======================================== ================================= ============= =======================
910576-000          Jasper & Eastern RR Co et al             Atlantic Refining Co.               10/26/42    Bk 82 Pg 5
=================== ======================================== ================================= ============= =======================
910577-000          Rice Land and Lumber Co.                 Atlantic Refining Co.                11/4/38    Bk 67 Pg 258
=================== ======================================== ================================= ============= =======================
910597-000          Logan H. Bagby, Jr. et al                Atlantic Refining Co.                2/14/44    Bk 85 Pg 191
=================== ======================================== ================================= ============= =======================
910602-000          Musser Davis Land Company                Atlantic Refining Co.                9/30/52    Bk 119 Pg 180
=================== ======================================== ================================= ============= =======================
910603-000          Musser Davis Land Company                Atlantic Refining Co.                9/23/39    Bk 74 Pg 2
=================== ======================================== ================================= ============= =======================
910604-000          D.A. Whitmer et ux                       Petroleum Pipe Line &                1/21/39    Bk 68 Pg 575
                                                             Storage
=================== ======================================== ================================= ============= =======================
910605-000          W.F. Campbell                            D.E.Moore                            3/13/33    Bk 48 Pg 205
=================== ======================================== ================================= ============= =======================
911190-000          Rice Land and Lumber Co.                 Atlantic Refining Co.                9/22/39    Bk 73 Pg 78
=================== ======================================== ================================= ============= =======================
911191-000          Rice Land and Lumber Co.                 Atlantic Refining Co.               10/19/39    Bk 75 Pg 220
=================== ======================================== ================================= ============= =======================
911192-000          Fred Hawkins et ux                       G.C. Van Neste                       6/30/38    Bk 66 Pg 35
=================== ======================================== ================================= ============= =======================
911193-000          Leland W. Welborn                        Dee Forehand                        10/15/38    Bk 67 Pg 101
=================== ======================================== ================================= ============= =======================
911194-000          Rice Land and Lumber Co                  Tide Water Associated                9/22/39    Bk 73 Pg 135
                                                             Oil Co.
=================== ======================================== ================================= ============= =======================
911195-000          Frankie Thackrey et al                   Atlantic Refining Co.                3/17/52    Bk 81-R Pg 478
=================== ======================================== ================================= ============= =======================
911196-000          Ira Spiers et ux                         Homer Tate                           7/28/38    Bk 6 Pg 431
=================== ======================================== ================================= ============= =======================
911197-000          Earl Stutesman et al                     Atlantic Refining Co.                8/20/52    Bk 81-S Pg 35
=================== ======================================== ================================= ============= =======================
911198-000          Marie Hoag Drumm et al                   Kirby Petroleum                      7/17/43    Bk 81-B Pg 315
                                                             Company
=================== ======================================== ================================= ============= =======================
911199-000          J.D. Frazar et al                        Homer Tate                           8/19/38    Bk 66 Pg 371
=================== ======================================== ================================= ============= =======================
911200-000          Laura Underhill et al                    Atlantic Refining Co.                9/15/50    Bk 81-M Pg 236
=================== ======================================== ================================= ============= =======================
911201-000          Edna Gibson et al                        H.B. Corbitt                         8/14/33    Bk 50 Pg 205
=================== ======================================== ================================= ============= =======================
911202-001          J.D. Frazar et al                        Atlantic Refining Co.                8/30/46    Bk 81-O Pg 543
=================== ======================================== ================================= ============= =======================
911202-002          G. Peary Lilliedoll et al                Atlantic Refining Co.                7/25/47    Bk 81-F Pg 441
=================== ======================================== ================================= ============= =======================
911203-001          William Keyte et al                      Atlantic Refining Co.                9/21/42    Bk 82 Pg 33
=================== ======================================== ================================= ============= =======================
911203-002          Jack Keyte                               Atlantic Refining Co.               10/11/42    Bk 81-A Pg 315
=================== ======================================== ================================= ============= =======================
911204-001          J.D. Frazar                              Homer Tate                           9/20/38    Bk 67 Pg 15
=================== ======================================== ================================= ============= =======================
911204-002          Federal Land Bk of New Orleans           J.D. Frazar                          8/24/38    Bk 66 Pg 609
=================== ======================================== ================================= ============= =======================
913542-000          Musser-Davis Land Company                Rebel Drilling Company               5/29/97
                                                             Inc.
=================== ======================================== ================================= ============= =======================
1001480-000         Musser-Davis Land Company                Sonat Exploration                    2/1/97
                                                             Company
=================== ======================================== ================================= ============= =======================
1001504-000         Billy Lee Rankin et ux                   Sonat Exploration                    1/22/97
                                                             Company
=================== ======================================== ================================= ============= =======================
1001506-000         Paul David Hudson                        Sonat Exploration                    1/22/97
                                                             Company
=================== ======================================== ================================= ============= =======================
1001507-000         Chelsea Investments Asso. Inc.           Sonat Exploration                    1/31/97
                                                             Company
=================== ======================================== ================================= ============= =======================
1001508-000         Rice-Land Lumber Company                 Sonat Exploration                   11/26/96
                                                             Company
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
1004747-000         Leila Ferguson Frazier et al             Sonat Exploration                    4/23/97
                                                             Company
=================== ======================================== ================================= ============= =======================
1004755-000         Burlington Northern & Santa Fe           Sonat Exploration                    7/1/97
                    Railway                                  Company
=================== ======================================== ================================= ============= =======================
NORTH CHOCOLATE BAYOU, BRAZORIA COUNTY, TEXAS

============================================================================================== ============= =======================
907990-001          Warren S. Wilkinson, Jr., et al          Fred W. Sumbera                      3/1/94     94-012826
=================== ======================================== ================================= ============= =======================
907990-002          Frost National Bank Trustee              Gaither Pet. Corp.                   9/14/94    94-036373
=================== ======================================== ================================= ============= =======================
907992-003          I P Farms, Inc.                          Fred W. Sumbera                      1/25/94    94-014993
=================== ======================================== ================================= ============= =======================
907992-006          AP3-PPW Ltd.                             Gaither Petroleum Corp.              2/13/96    96-019121
=================== ======================================== ================================= ============= =======================
907994-000          Michael Schenk, et al                    Gaither Petroleum Corp.              4/25/94    94-034907
=================== ======================================== ================================= ============= =======================
907995-001          Est. of William W. Allen, et al          Gaither Petroleum Corp.              4/25/94    94-032850
=================== ======================================== ================================= ============= =======================
907995-002          The Raymond Dickson Fdn.                 Gaither Petroleum Corp.              4/25/94    94-033465
=================== ======================================== ================================= ============= =======================
907998-000          Missouri Improvement                     Fred W. Sumbera                      1/11/94    94-002486
                    Company
=================== ======================================== ================================= ============= =======================
908000-001          Joe A. Beery, et ux                      Elliott Oil & Gas                    3/6/92     92-32226
=================== ======================================== ================================= ============= =======================
908000-002          Margaret Beery Privett                   Elliott Oil & Gas                    3/6/92     92-34062
=================== ======================================== ================================= ============= =======================
908000-003          Irvin Borders, Trustee                   Elliott Oil & Gas                    3/6/92     92-32227
=================== ======================================== ================================= ============= =======================
908000-004          Freneau Allen Cron                       Gaither Petroleum Corp.              2/19/93    93-009943
=================== ======================================== ================================= ============= =======================
908000-005          Ameritrust Texas NA, et al               Elliott Oil & Gas                    6/11/92    92-32225
=================== ======================================== ================================= ============= =======================
908000-006          Robert George Bisbey, Trustee            Elliott Oil & Gas                    4/7/92     92-32228
=================== ======================================== ================================= ============= =======================
908000-007          Virginia B. Ball                         Elliott Oil & Gas                    4/7/92     92-32229
=================== ======================================== ================================= ============= =======================
908000-008          Jennifer Beery Brock                     Elliott Oil & Gas                    3/6/92     92-32223
=================== ======================================== ================================= ============= =======================
908000-009          Roy F. Beery, III                        Elliott Oil & Gas                    3/6/92     92-32234
=================== ======================================== ================================= ============= =======================
908000-010          Steven Lee Beery                         Elliott Oil & Gas                    3/6/92     92-32235
=================== ======================================== ================================= ============= =======================
908000-011          Georgia Gaskey                           Elliott Oil & Gas                    3/24/92    92-32239
=================== ======================================== ================================= ============= =======================
908000-012          Wells Stewart                            Gaither Petroleum Corp.              2/1/93     93-005681
=================== ======================================== ================================= ============= =======================
908000-013          Maco Stewart, III                        Elliott Oil & Gas                    3/16/92    93-006055
=================== ======================================== ================================= ============= =======================
908000-014          Samuel E. Hill, Jr.                      Gaither Petroleum Corp.              2/17/93    93-009945
=================== ======================================== ================================= ============= =======================
908000-015          Margaret Ann Walbridge                   Gaither Petroleum Corp.              2/1/93     93-005685
=================== ======================================== ================================= ============= =======================
908000-016          David H. Kitchen                         Elliott Oil & Gas                    3/6/92     92-32230
=================== ======================================== ================================= ============= =======================
908000-017          Helen I. Cummins                         Elliott Oil & Gas                    4/7/92     92-32232
=================== ======================================== ================================= ============= =======================
908000-018          Phyllis B. Kitchen                       Elliott Oil & Gas                    4/7/92     92-32231
=================== ======================================== ================================= ============= =======================
908000-019          James M. Skelton, Jr.                    Elliott Oil & Gas                    3/14/92    92-32238
=================== ======================================== ================================= ============= =======================
908000-020          Mark K. Skelton                          Elliott Oil & Gas                    3/14/92    92-32236
=================== ======================================== ================================= ============= =======================
908000-021          Charles Fox Skelton                      Elliott Oil & Gas                    3/14/92    92-32237
=================== ======================================== ================================= ============= =======================
908001-001          Mildred Keith Gastman                    Fred W. Sumbera                      3/5/93     93-015592
=================== ======================================== ================================= ============= =======================
908001-002          Keith R. Clifford                        Fred W. Sumbera                      3/5/93     93-015593
=================== ======================================== ================================= ============= =======================
908001-003          Donald R. Clifford                       Fred W. Sumbera                      3/5/93     93-010659
=================== ======================================== ================================= ============= =======================
908001-005          Shawn C. Gulbrantson                     Fred W. Sumbera                      2/1/93     93-005683
=================== ======================================== ================================= ============= =======================
908001-006          Debra Jo Williams                        Fred W. Sumbera                      2/1/93     93-010938
=================== ======================================== ================================= ============= =======================
908001-007          Milton B. Collins                        Fred W. Sumbera                      2/1/93     93-005684
=================== ======================================== ================================= ============= =======================
908001-008          Robert G. Collins                        Fred W. Sumbera                      2/1/93     93-005682
=================== ======================================== ================================= ============= =======================
908001-009          William A. Collins                       Fred W. Sumbera                      2/1/93     93-006571
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
908001-010          Dorothy G. Clock Trust                   Fred W. Sumbera                      2/1/93     93-006057
=================== ======================================== ================================= ============= =======================
908001-011          Ellen T. Blair                           Fred W. Sumbera                      1/18/93    93-03307
=================== ======================================== ================================= ============= =======================
908002-001          Leon Thomas                              Fred W. Sumbera                      3/1/94     94-010833
=================== ======================================== ================================= ============= =======================
908002-002          Catherine Thomas                         Fred W. Sumbera                      2/5/93     93-011635
=================== ======================================== ================================= ============= =======================
908002-003          Florence Johnston Moore                  Fred W. Sumbera                      2/10/93    93-009941
=================== ======================================== ================================= ============= =======================
908002-004          Margaret Johnston Crotinger              Fred W. Sumbera                      2/10/93    93-009942
=================== ======================================== ================================= ============= =======================
908002-005          Virginia Mae Colvig                      Fred W. Sumbera                      2/8/93     93-009944
=================== ======================================== ================================= ============= =======================
908002-006          Ruth Beatty                              Fred W. Sumbera                      3/1/94     93-010882
=================== ======================================== ================================= ============= =======================
908002-007          Thomas S. Carl                           Fred W. Sumbera                      4/27/93    93-015594
=================== ======================================== ================================= ============= =======================
908002-008          Sally E. Seay                            Gaither Petroleum Corp.              8/23/93    93-031995
=================== ======================================== ================================= ============= =======================
908002-009          Evelyn S. Reese                          Gaither Petroleum Corp.              8/15/93    93-030079
=================== ======================================== ================================= ============= =======================
908002-010          Barbara K. Lardner                       Gaither Petroleum Corp.              8/15/93    93-030077
=================== ======================================== ================================= ============= =======================
908002-011          Paul Plummer                             Gaither Petroleum Corp.              8/15/93    93-030080
=================== ======================================== ================================= ============= =======================
908002-012          Martha P. Roberts                        Gaither Petroleum Corp.              8/15/93    93-030078
=================== ======================================== ================================= ============= =======================
908002-013          Bessie Thomas                            Fred W. Sumbera                      3/1/94     94-029149
=================== ======================================== ================================= ============= =======================
908002-014          Beatrice Thomas                          Fred W. Sumbera                      9/8/94     94-036372
=================== ======================================== ================================= ============= =======================
908387-000          A. A. Hacker                             E. V. Richard                        2/1/35     Vol 260 Pg 23
=================== ======================================== ================================= ============= =======================
908390-000          Guy A. Thompson, Trustee                 Phillips Pet. Co.                    6/1/45     Vol 8 Pg 282
=================== ======================================== ================================= ============= =======================
none                IPF, INC. (ROW)                          Sonat Exploration                    9/5/95     no recording
                                                             Company
=================== ======================================== ================================= ============= =======================
RODRIGUEZ (LAREDO), WEBB & ZAPATA COUNTIES, TEXAS

============================================================================================== ============= =======================
905017-000          Abel Vela, et al                         Scott Oil, Inc.                      2/14/89    Vol 1399 Pg 675
=================== ======================================== ================================= ============= =======================
905020-000          L. A. Wright, et al                      Scott Taliaferro, Jr.                3/23/88    Vol 1292 Pg 174
=================== ======================================== ================================= ============= =======================
905027-000          L. A. Wright, et al                      Scott Oil, Inc.                      12/5/93    Vol 1460 Pg 063
=================== ======================================== ================================= ============= =======================
905030-000          L. A. Wright, et al                      Scott Taliaferro, Jr.                1/21/85    no recording
=================== ======================================== ================================= ============= =======================
905044-000          Vimosa II                                Scott Taliaferro, Jr.                4/11/85    Vol 1118 Pg 281
=================== ======================================== ================================= ============= =======================
905047-000          Vimosa II                                TDC Engineering                     10/19/88    no recording
=================== ======================================== ================================= ============= =======================
905049-000          Vimosa II                                TDC Engineering                     12/16/87    no recording
=================== ======================================== ================================= ============= =======================
905058-000          Vimosa II                                Scott Taliaferro, Jr.                2/9/88     no recording
=================== ======================================== ================================= ============= =======================
905060-000          Dorothy Ida Moon Netzer, et al           Scott Taliaferro, Jr.                2/4/85     Vol 1097 Pg 870
=================== ======================================== ================================= ============= =======================
905061-000          L. A. Wright, et al                      Scott Taliaferro, Jr.               10/10/84    Vol 1080 Pg 116
=================== ======================================== ================================= ============= =======================
905082-000          Raul Rodriguez                           Scott Taliaferro, Jr.               11/11/83    Vol 1039 Pg 886
=================== ======================================== ================================= ============= =======================
905087-000          Efedina Moore Espinola, et vir           Scott Taliaferro, Jr.                7/6/84     Vol 1071 Pg 156
=================== ======================================== ================================= ============= =======================
905091-000          Aurora H. Moore, a widow                 Scott Taliaferro, Jr.                7/6/84     Vol 1071 Pg 171
=================== ======================================== ================================= ============= =======================
905092-001          Joseph Edward Moore                      Scott Taliaferro, Jr.                7/6/84     Vol 1071, Pg 166
=================== ======================================== ================================= ============= =======================
905092-002          Robert C. Moore                          Scott Taliaferro, Jr.                7/6/84     Vol 1071 Pg 161
=================== ======================================== ================================= ============= =======================
905096-000          Rosemary Santos, a widow                 Scott Taliaferro, Jr.                7/6/84     Vol 1071 Pg 176
=================== ======================================== ================================= ============= =======================
905125-001          George V. Garcia, et ux                  Scott Taliaferro, Jr.                7/9/84     Vol 1074 Pg 7
=================== ======================================== ================================= ============= =======================
905125-002          Wm. M. Wise & Dyer Investment            Scott Taliaferro, Jr.                7/8/84     Vol 1074 Pg 25
=================== ======================================== ================================= ============= =======================
905176-000          Joseph A. Johnson Jr., et al             Scott Taliaferro, Jr.                2/27/85    Vol 1099 Pg 633
=================== ======================================== ================================= ============= =======================
905194-000          McCook Cattle Company                    Webco Pipeline                       6/18/75    Vol 488 Pg 1109
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
905246-000          M. E. Malakoff, et al                    James A. Mayo                        3/16/68    Vol 385 Pg 203
=================== ======================================== ================================= ============= =======================
905281-000          Myrlee Wright McNary, et al              Webco Pipeline                       7/14/85    Vol 488 Pg 1115
=================== ======================================== ================================= ============= =======================
905291-001          Octavio Salinas, et al                   John Mann, Trustee                   5/20/74    Vol 182 Pg 341
=================== ======================================== ================================= ============= =======================
905291-002          Aristeo Aguilar, et ux                   John Mann, Trustee                   5/13/76    Vol 200 Pg 568
=================== ======================================== ================================= ============= =======================
905293-000          Adrian A. Martinez, et al                Texas Drilling Co.                   7/24/78    Vol 220 Pg 766
=================== ======================================== ================================= ============= =======================
905295-000          Acela Martinez, et vir                   Texas Drilling Co.                   7/24/78    Vol 220 Pg 771
=================== ======================================== ================================= ============= =======================
905296-000          Mercurio Martinez                        Texas Drilling Co.                   7/24/78    Vol 220 Pg 776
=================== ======================================== ================================= ============= =======================
905299-000          Laredo National Bank / V. Cantu          Webco Pipeline                       6/18/75    Vol 488 Pg 1100
=================== ======================================== ================================= ============= =======================
905300-000          Francis J. Richter, et ux                Webco Pipeline                       6/12/75    Vol 488 Pg 1091
=================== ======================================== ================================= ============= =======================
905301-000          Helen Richter Watson, et al              Webco Pipeline                       6/12/75    Vol 488 Pg 1115
=================== ======================================== ================================= ============= =======================
905302-000          Daisy Irvin, et al                       Webco Pipeline                       6/17/75    Vol 489 Pg 1002
=================== ======================================== ================================= ============= =======================
905303-000          City of Laredo                           Webco Pipeline                       4/16/85    no recording
=================== ======================================== ================================= ============= =======================
905304-000          Texas Department of Highways             Webco Pipeline                       7/16/75    no recording
=================== ======================================== ================================= ============= =======================
905305-000          Texas Department of Highways             Webco Pipeline                       3/21/89    no recording
=================== ======================================== ================================= ============= =======================
905306-000          Texas Department of Highways             Webco Pipeline                       5/25/88    no recording
=================== ======================================== ================================= ============= =======================
905307-000          Texas Department of Highways             Webco Pipeline                       4/24/85    no recording
=================== ======================================== ================================= ============= =======================
905308-000          Texas Department of Highways             Webco Pipeline                       2/11/88    no recording
=================== ======================================== ================================= ============= =======================
905398-000          River South Mobile Home Park             Webco Pipeline                       8/17/92    no recording
=================== ======================================== ================================= ============= =======================
905510-000          Camilo Prada Machin                      Sonat Exploration                    5/15/93    Vol 122 Pg 488
                                                             Company
=================== ======================================== ================================= ============= =======================
905655-001          Benigno H. Rodriguez                     Sonat Exploration                    8/1/93     no recording
                                                             Company
=================== ======================================== ================================= ============= =======================
907047-000          Arturo M. Maldonado, et ux               Sonat Exploration                    2/15/94    Vol 497 Pg 796
                                                             Company
=================== ======================================== ================================= ============= =======================
907048-000          Alfredo G. Dovalina, et ux               Sonat Exploration                    2/21/94    Vol 497 Pg 802
                                                             Company
=================== ======================================== ================================= ============= =======================
907049-000          Steven Litman, Jr., et ux                Sonat Exploration                    2/18/94    Vol 497 Pg 808
                                                             Company
=================== ======================================== ================================= ============= =======================
907050-000          Roberto Salinas, et al                   Sonat Exploration                    3/2/94     Vol 497 Pg 814
                                                             Company
=================== ======================================== ================================= ============= =======================
907051-000          Aristeo Aguilar, et ux                   Sonat Exploration                    3/9/94     Vol 497 Pg 820
                                                             Company
=================== ======================================== ================================= ============= =======================
908841-000          Arturo M. Maldonado, et ux               Sonat Exploration                    1/19/94    no recording
                                                             Company
=================== ======================================== ================================= ============= =======================
911370-000          Dr. Sigifredo Perez, et al               TDC Engineering                      4/21/88    no recording
=================== ======================================== ================================= ============= =======================
none                Camilo Prada Machin (ROW)                Sonat Exploration                     none      Vol 522 Pg 462
                                                             Company
=================== ======================================== ================================= ============= =======================
SOUTH KASPAR, DEWITT COUNTY, TEXAS
============================================================================================== ============= =======================
906549-000          Ernest Kuester, et al                    Atlantic Richfield Co.              10/06/88         Bk 279 Pg 72
=================== ======================================== ================================= ============= =======================
906548-000          Kaspar Wire Works, Inc.                  Atlantic Richfield Co.              07/07/88         Bk 277 Pg 207
=================== ======================================== ================================= ============= =======================
906551-000          L. R. Stevens, et ux                     Atlantic Richfield Co.              08/02/88         Bk 277 Pg 802
=================== ======================================== ================================= ============= =======================
906550-000          Lucille M Loos                           Atlantic Richfield Co.              07/13/88         Bk 278 Pg 460
=================== ======================================== ================================= ============= =======================
906552-000          Oliver Fieldon Stevens, Sr. et ux        Atlantic Richfield Co.              06/23/88         Bk 277 Pg 207
=================== ======================================== ================================= ============= =======================
909281-000          Ernest Kuester, et al                    Atlantic Richfield Co.              08/19/91        Vol 352 Pg 653
=================== ======================================== ================================= ============= =======================
909248-000          Ernest Kuester, et al                    Atlantic Richfield Co.              08/19/91         no recording
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
906566-000          William T. Kuester                       Tri-C Resources Inc.                10/15/92         Vol 365 Pg 78
=================== ======================================== ================================= ============= =======================
SOUTH PICOSO, WEBB COUNTY, TEXAS
============================================================================================== ============= =======================
906520-001          Mobil Producing Texas & NM               Tri-C Resources Inc.                 5/22/93    Vol 110 Pg 795
=================== ======================================== ================================= ============= =======================
906520-002          G. B. Minerals, Ltd.                     Tri-C Resources Inc.                 4/30/93    Vol 112 Pg 354
=================== ======================================== ================================= ============= =======================
906500-006          C. Trebes Sasser                         Tri-C Resources Inc.                 6/29/93    Vol 128 Pg 237
=================== ======================================== ================================= ============= =======================
YORKTOWN, SOUTH (ROEDER), DEWITT COUNTY, TEXAS
============================================================================================== ============= =======================
906579-000          Margaret M. Wehman, et al                Tri-C Resources Inc.                12/20/90    Vol 271 Pg 494
=================== ======================================== ================================= ============= =======================
906577-000          Milton E. Feller                         Tri-C Resources Inc.                 4/12/91    Vol 360 Pg 369
=================== ======================================== ================================= ============= =======================
NORTH CROWLEY, ACADIA PARISH, LOUISIANA
==============================================================================================
# not               Minnique, Robert                         J. P. Owen                           8/12/49        221211 N-9/367
available 01
=================== ======================================== ================================= ============= =======================
# not               Landreneau, Louis                        Sonat Exploration                    7/5/94         637622 A-55/692
available 30                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Whitehead, Jessie Hartwell               Sonat Exploration                   11/16/94         not available
available 32                                                 Company
=================== ======================================== ================================= ============= =======================
910449-001          Prather, William H., et al               Sonat Exploration                    4/8/93            W-51/894
                                                             Company
=================== ======================================== ================================= ============= =======================
910449-002          Martin, Anne Rosa W.                     Sonat Exploration                    4/27/93        597047 W-51/904
                                                             Company
=================== ======================================== ================================= ============= =======================
910449-003          Allen, Sara Alice W.                     Sonat Exploration                    4/30/93           W-51/844
                                                             Company
=================== ======================================== ================================= ============= =======================
910449-004          Hundley, Janice V. W.                    Sonat Exploration                    5/5/93         596994 W-51/597
                                                             Company
=================== ======================================== ================================= ============= =======================
910449-006          Lumpkin, Lt. Col. William L.             Sonat Exploration                    5/9/93         597033 W-51/834
                                                             Company
=================== ======================================== ================================= ============= =======================
910449-007          Dyess, Natalie L.                        Sonat Exploration                    5/9/93         597036 W-51/849
                                                             Company
=================== ======================================== ================================= ============= =======================
910449-009          Lumpkin, J. Howard Jr.                   Sonat Exploration                    6/7/93         597032 W-51/829
                                                             Company
=================== ======================================== ================================= ============= =======================
910449-010          Williams, Barbara A. A.                  Sonat Exploration                    6/12/96        624952 C-54/502
                                                             Company
=================== ======================================== ================================= ============= =======================
910449-011          Williams, David N.                       Sonat Exploration                    6/12/96        626621 F-54/305
                                                             Company
=================== ======================================== ================================= ============= =======================
910450-001          Kurta, Loretta Z., et al                 Sonat Exploration                    4/4/93         597029 W-51/809
                                                             Company
=================== ======================================== ================================= ============= =======================
910450-002          Iglinsky, Gertrude A. Z. et al           Sonat Exploration                    4/4/93         597028 W-51/803
                                                             Company
=================== ======================================== ================================= ============= =======================
910450-003          Bollich, Gerald Francis                  Sonat Exploration                    4/8/93         597027 W-51/798
                                                             Company
=================== ======================================== ================================= ============= =======================
910450-004          Bollich, Donald J., et al                Sonat Exploration                    4/8/93            W-51/792
                                                             Company
=================== ======================================== ================================= ============= =======================
910450-005          Zaunbrecher, August                      Sonat Exploration                    4/19/93        597025 W-51/787
                                                             Company
=================== ======================================== ================================= ============= =======================
910450-006          de Perrodil, Anna L. K., et al           Sonat Exploration                    4/27/93        597024 W-51/782
                                                             Company
=================== ======================================== ================================= ============= =======================
910450-007          Klein, Patricia A., et al                Sonat Exploration                    4/27/93        597023 W-51/777
                                                             Company
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
910450-008          Zaunbrecher, Frederick, Jr. et al        Sonat Exploration                    5/11/93        597022 W-51/770
                                                             Company
=================== ======================================== ================================= ============= =======================
910450-009          Zaunbrecher, Rodney, et al               Sonat Exploration                    5/3/93         597021 W-51/762
                                                             Company
=================== ======================================== ================================= ============= =======================
910450-010          Labry, Gertrude K.                       Sonat Exploration                    5/5/93         597020 W-51/757
                                                             Company
=================== ======================================== ================================= ============= =======================
910450-011          Zaunbrecher, Robert D.                   Sonat Exploration                    6/7/93         597019 W-51/752
                                                             Company
=================== ======================================== ================================= ============= =======================
910450-012          Hatch, Philomena L.                      Sonat Exploration                    6/7/93         597018 W-51/747
                                                             Company
=================== ======================================== ================================= ============= =======================
910450-013-1        LeBlanc, Andre J. et al                  Gary-Williams Production             6/7/93         597030 W-51/817
                                                             Co.
=================== ======================================== ================================= ============= =======================
910450-013-2        Gendron, Mary B. L.                      Gary-Williams Production             6/7/93          not available
                                                             Co.
=================== ======================================== ================================= ============= =======================
910451-001          Wild, Sylvia A. Fisher et al             Sonat Exploration                    4/12/93        597017 W-51/739
                                                             Company
=================== ======================================== ================================= ============= =======================
910451-002          Fisher, Sylvia L.                        Sonat Exploration                    4/12/93        597016 W-51/731
                                                             Company
=================== ======================================== ================================= ============= =======================
910451-003          Fisher, Bruce                            Sonat Exploration                    4/12/93        597015 W-51/723
                                                             Company
=================== ======================================== ================================= ============= =======================
910451-004          Fisher, Kira M.                          Sonat Exploration                    4/12/93        597014 W-51/715
                                                             Company
=================== ======================================== ================================= ============= =======================
910451-005          Fisher, Brent                            Sonat Exploration                    4/12/93        597013 W-51/707
                                                             Company
=================== ======================================== ================================= ============= =======================
910451-006          Fisher, Stephen H.                       Sonat Exploration                    4/12/93        597012 W-51/699
                                                             Company
=================== ======================================== ================================= ============= =======================
910452-001          Cochran, Elizabeth Ann R.                Sonat Exploration                    4/20/94        634467 V-54/222
                                                             Company
=================== ======================================== ================================= ============= =======================
910452-003          Pelsia, Patricia Ruth R. Interdict       Sonat Exploration                    4/10/97        636682 Y-54/872
                                                             Company
=================== ======================================== ================================= ============= =======================
910455-001          McClelland, Lowell C. et al              Sonat Exploration                    5/25/93        597010 W-51/687
                                                             Company
=================== ======================================== ================================= ============= =======================
910455-002          McClelland, Winfred L.                   Sonat Exploration                    5/25/93        596993 W-51/590
                                                             Company
=================== ======================================== ================================= ============= =======================
910477-000          Manuel, Leola F. W.                      Sonat Exploration                    4/12/93        597037 W-51/854
                                                             Company
=================== ======================================== ================================= ============= =======================
910498-000          Arceneaux, Luther H. et ux               Sonat Exploration                    4/22/93        597011 W-51/694
                                                             Company
=================== ======================================== ================================= ============= =======================
910609-000-1        HJH, Inc., et al                         Gary-Williams Production             5/10/94        634439 V-54/155
                                                             Co.
=================== ======================================== ================================= ============= =======================
910609-000-2        Habetz, Roderick Leonard, et al          Gary-Williams Production             5/10/94        634438 V-54/150
                                                             Co.
=================== ======================================== ================================= ============= =======================
910613-000-1        Habetz, Leonard J./HJH, Inc. et          Gary-Williams Production             5/10/94        634436 V-54/137
                    al                                       Co.
=================== ======================================== ================================= ============= =======================
910613-000-2        Habetz, Roderick Leonard, et al          Gary-Williams Production             5/10/94        634437 V-54/145
                                                             Co.
=================== ======================================== ================================= ============= =======================
910621-001          Williams, Sims C. Jr.                    Sonat Exploration                    5/25/93        597009 W-51/680
                                                             Company
=================== ======================================== ================================= ============= =======================
910621-002          Williams, Walter B. et al                Sonat Exploration                    5/25/93        597008 W-51/673
                                                             Company
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
910621-003          Sullivan, Gloria Breaux                  Sonat Exploration                    6/3/93         597046 W-51/899
                                                             Company
=================== ======================================== ================================= ============= =======================
910621-004          Branson, Mike C.                         Sonat Exploration                    7/14/93        597007 W-51/668
                                                             Company
=================== ======================================== ================================= ============= =======================
910621-009          Thurmond, Marilyn Hunter                 Sonat Exploration                    1/26/98        644607 P-55/377
                                                             Company
=================== ======================================== ================================= ============= =======================
910621-010          Hinnard, Betty Wyatt                     Sonat Exploration                    1/15/98        644603 P-55/357
                                                             Company
=================== ======================================== ================================= ============= =======================
910621-011          Wyatt, Granville J. Jr.                  Sonat Exploration                    1/15/98        644608 P-55/384
                                                             Company
=================== ======================================== ================================= ============= =======================
910621-012          Suddoth, Richard Earl                    Sonat Exploration                    1/15/98        644606 P-55/372
                                                             Company
=================== ======================================== ================================= ============= =======================
910621-013          Spence, Elizabeth A. Suddoth             Sonat Exploration                    1/15/98        644604 P-55/362
                                                             Company
=================== ======================================== ================================= ============= =======================
910621-014          Suddoth, Nancy Jane                      Sonat Exploration                    1/15/98        644605 P-55/367
                                                             Company
=================== ======================================== ================================= ============= =======================
910622-001          Dewalt, Clegg                            Sonat Exploration                    5/17/93        597004 W-51/647
                                                             Company
=================== ======================================== ================================= ============= =======================
910622-002          Duhon, Bettie Rae Stakes                 Sonat Exploration                    6/2/93         597005 W-51/652
                                                             Company
=================== ======================================== ================================= ============= =======================
910622-003          Walsh, Ronald James                      Sonat Exploration                    7/16/93        597003 W-51/642
                                                             Company
=================== ======================================== ================================= ============= =======================
910632-000          Houssiere Properties                     Fontenot Petroleum Land              1/12/96           MEMO REC
                    Partnership                              Services, Inc.                                          619386
=================== ======================================== ================================= ============= =======================
910633-001          Davis, Roland et al                      Fontenot Petroleum Land             12/28/95        619882 T-53/58
                                                             Services, Inc.
=================== ======================================== ================================= ============= =======================
910633-002          Benoit, John R.                          Fontenot Petroleum Land              2/5/96         619795 S-53/836
                                                             Services, Inc.
=================== ======================================== ================================= ============= =======================
910633-003          Guillory, Rudy O.                        Fontenot Petroleum Land              2/1/96         620801 U-53/703
                                                             Services, Inc.
=================== ======================================== ================================= ============= =======================
910633-004          Lunney, Ina B.                           Fontenot Petroleum Land              2/1/96         620800 U-53/701
                                                             Services, Inc.
=================== ======================================== ================================= ============= =======================
910633-005          Newman, Mary J. D.                       Sonat Exploration                    2/8/96         620802 U-53/705
                                                             Company
=================== ======================================== ================================= ============= =======================
910633-006          Gorby, Carolyn                           Sonat Exploration                    7/3/96         626620 F-54/303
                                                             Company
=================== ======================================== ================================= ============= =======================
910634-001          Tuck, David L.                           Sonat Exploration                    1/22/96        620084 T-53/441
                                                             Company
=================== ======================================== ================================= ============= =======================
910634-002          Murphy, Dorothy L.                       Sonat Exploration                    1/25/96        619886 T-53/69
                                                             Company
=================== ======================================== ================================= ============= =======================
910634-003          Mitchell, Carey                          Gary-Williams Production            12/14/95        619887 T-53/71
                                                             Co.
=================== ======================================== ================================= ============= =======================
910634-004          Tillman, Pearly C.                       Sonat Exploration                    1/25/96        619883 T-53/63
                                                             Company
=================== ======================================== ================================= ============= =======================
910634-005          Lormand, Aubrey M.                       Sonat Exploration                    1/25/96        619884 T-53/65
                                                             Company
=================== ======================================== ================================= ============= =======================
910634-006          Frazier, Ruby C.                         Sonat Exploration                    1/25/96        619885 T-53/67
                                                             Company
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
910634-007          Hantz, Faye C.                           Sonat Exploration                    1/25/96       not recorded yet
                                                             Company
=================== ======================================== ================================= ============= =======================
910634-008          Jeffers, Sue C. et al                    Sonat Exploration                    1/25/96            153/641
                                                             Company
=================== ======================================== ================================= ============= =======================
910634-009          Legere, Bill et al                       Gary-Williams Production            12/14/95        620087 T-53/451
                                                             Co.
=================== ======================================== ================================= ============= =======================
910634-010          Bordges, Luke B.                         Sonat Exploration                    1/22/96        620788 U-53/666
                                                             Company
=================== ======================================== ================================= ============= =======================
910634-011          Caruthers, Norman                        Sonat Exploration                    1/25/96        621129 V-53/222
                                                             Company
=================== ======================================== ================================= ============= =======================
910634-012          Caruthers, Dwight                        Sonat Exploration                    1/25/96        623651 A-54/444
                                                             Company
=================== ======================================== ================================= ============= =======================
910634-013          Mitchell, Jerry W.                       Sonat Exploration                    1/25/96        623649 A54/441
                                                             Company
=================== ======================================== ================================= ============= =======================
910634-014          Bordges, Bobby J.                        Sonat Exploration                    1/22/96        623648 A54/436
                                                             Company
=================== ======================================== ================================= ============= =======================
910634-015          Laughlin, Nomia H. et al                 Gary-Williams Production             12/6/95        619401 S-53/92
                                                             Co.
=================== ======================================== ================================= ============= =======================
910634-016          Crawford, Barbara F. N. et al            Gary-Williams Production             12/6/95        619399 S-53/84
                                                             Co.
=================== ======================================== ================================= ============= =======================
910634-017          Horton, Margie M.                        Gary-Williams Production            12/14/95        619398 S-53/79
                                                             Co.
=================== ======================================== ================================= ============= =======================
910634-018          Farrell, Warren E.                       Gary-Williams Production            12/14/95        619385 S-53/12
                                                             Co.
=================== ======================================== ================================= ============= =======================
910634-019          LeBlanc, Nelton P. et ux                 Gary-Williams Production             11/8/95        619402 S-53/98
                                                             Co.
=================== ======================================== ================================= ============= =======================
910635-001          John, Albert R.                          Sonat Exploration                    1/25/96        619794 S-53/834
                                                             Company
=================== ======================================== ================================= ============= =======================
910635-002          Reed, Anne M. R.                         Gary-Williams Production            11/10/95         not available
                                                             Co.
=================== ======================================== ================================= ============= =======================
910635-003          Reggie, Emile A. III et al               Gary-Williams Production            11/10/95        620628 U53/501
                                                             Co.
=================== ======================================== ================================= ============= =======================
910635-004          Lewis, Ruby M.                           Sonat Exploration                    3/18/96        621130 V53/224
                                                             Company
=================== ======================================== ================================= ============= =======================
910635-005          John, John N. III et al                  Gary-Williams Production            11/10/95        619395 S-53/61
                                                             Co.
=================== ======================================== ================================= ============= =======================
910635-006          Helo, Henry                              Gary-Williams Production            11/10/95        619394 S-53/56
                                                             Co.
=================== ======================================== ================================= ============= =======================
910635-007          Sarsfield, Susan et al                   Gary-Williams Production            11/10/95        619391 S-53/39
                                                             Co.
=================== ======================================== ================================= ============= =======================
910635-006          Helo, Kermit                             Gary-Williams Production            11/10/95        619392 S-53/46
                                                             Co.
=================== ======================================== ================================= ============= =======================
910635-009          Ackal, Dalel H.                          Gary-Williams Production            11/10/95        619413 S-53/142
                                                             Co.
=================== ======================================== ================================= ============= =======================
910635-010          Helo, Michael F. et al                   Gary-Williams Production            11/10/95        619418 S-53/171
                                                             Co.
=================== ======================================== ================================= ============= =======================
910635-011          Helo, Paul K.                            Gary-Williams Production            11/10/95        619387 S-53/19
                                                             Co.
=================== ======================================== ================================= ============= =======================
910635-012          White, Regina A. H.                      Gary-Williams Production            11/10/95        619419 S-53/178
                                                             Co.
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
910635-013          Rasmusson, Georgia A. G.                 Gary-Williams Production            11/10/95        619407 S-53/118
                                                             Co.
=================== ======================================== ================================= ============= =======================
910635-014          Goin, Marguerite L.                      Gary-Williams Production            11/10/95        619420 S-53/183
                                                             Co.
=================== ======================================== ================================= ============= =======================
910635-015          Smith, Carolyn G.                        Gary-Williams Production            11/10/95        619404 S-53/107
                                                             Co.
=================== ======================================== ================================= ============= =======================
910635-016          Matthew, Cynthia G.                      Gary-Williams Production            11/10/95        619411 S-53/131
                                                             Co.
=================== ======================================== ================================= ============= =======================
910635-017          Lawson, Antoinette G.                    Gary-Williams Production            11/10/95        619421 S-53/188
                                                             Co.
=================== ======================================== ================================= ============= =======================
910635-018          Goin, Thomas A.                          Gary-Williams Production            11/10/95        619405 S-53/112
                                                             Co.
=================== ======================================== ================================= ============= =======================
910776-000          Williams, Frederick C., et al            Humble Oil and Refining              4/1/46          193305 I-8/17
=================== ======================================== ================================= ============= =======================
910780-001          Ewing, Henry B. et al                    Gary-Williams Production             11/3/95         not available
                                                             Co.
=================== ======================================== ================================= ============= =======================
910780-002          Kebodeaux, Adeline et al                 Sonat Exploration                    3/21/96        623644 A54/430
                                                             Company
=================== ======================================== ================================= ============= =======================
910780-003          Lormand, John Jr.                        Sonat Exploration                    3/21/96        623399 Z53/968
                                                             Company
=================== ======================================== ================================= ============= =======================
910780-004          Lormand, Jimmy, et ux                    Sonat Exploration                    3/21/96        623400 Z53/970
                                                             Company
=================== ======================================== ================================= ============= =======================
910780-005          Lormand, Dalton                          Sonat Exploration                    3/21/96        623398 Z53/966
                                                             Company
=================== ======================================== ================================= ============= =======================
910780-006          Schexneider, Jean C.                     Sonat Exploration                    5/1/96         624813 C-54/286
                                                             Company
=================== ======================================== ================================= ============= =======================
910780-007          Morris, Anna Marie S., et al             Sonat Exploration                    4/24/96        625810 E-54/43
                                                             Company
=================== ======================================== ================================= ============= =======================
910780-008          Saldivar, Wendy et al                    Sonat Exploration                    4/24/96        627490 G-54/761
                                                             Company
=================== ======================================== ================================= ============= =======================
910781-000          Kerr, Wayne H. et al                     Sonat Exploration                    3/11/93        597044 W-51/889
                                                             Company
=================== ======================================== ================================= ============= =======================
910782-000          Leger, Justin T. et ux                   Gary-Williams Production             10/1/95        613808 H-53/519
                                                             Co.
=================== ======================================== ================================= ============= =======================
910783-000          Trahan, Lana Lil                         Sonat Exploration                    10/1/95        615237 J-53/720
                                                             Company
=================== ======================================== ================================= ============= =======================
910862-000          Ancelet, Ray                             Sonat Exploration                    6/13/94        634456 V-54/200
                                                             Company
=================== ======================================== ================================= ============= =======================
910863-000          Spaetgens, Bertha E.                     Sonat Exploration                    6/13/94        601537 G-52/394
                                                             Company
=================== ======================================== ================================= ============= =======================
910864-000          Ewing, Henry B. et al                    Sonat Exploration                    6/13/94        612435 D-53/845
                                                             Company
=================== ======================================== ================================= ============= =======================
910865-001          Ewing, Henry B.                          Sonat Exploration                    6/13/94        634455 V-54/198
                                                             Company
=================== ======================================== ================================= ============= =======================
910866-000          Ewing, Henry B.                          Sonat Exploration                    6/13/94        634454 V-54/196
                                                             Company
=================== ======================================== ================================= ============= =======================
910867-000          Ancelet, Carl J. et ux                   Sonat Exploration                    6/13/97        632398 R-54/190
                                                             Company
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
910868-000          Ancelet, Larfay Dwayne et ux             Sonat Exploration                    6/13/94        632397 R-54/188
                                                             Company
=================== ======================================== ================================= ============= =======================
910869-000          Ancelet, Kenneth Dale et ux              Sonat Exploration                    6/13/94        634452 V-54/192
                                                             Company
=================== ======================================== ================================= ============= =======================
910870-000          Nelson, Irene Ancelet, et al             Sonat Exploration                    6/28/94        634466 V-54/220
                                                             Company
=================== ======================================== ================================= ============= =======================
910871-000          Ancelet, Kenneth D. et ux                Sonat Exploration                    6/30/94        634440 V-54/162
                                                             Company
=================== ======================================== ================================= ============= =======================
910872-001          Ancelet, Larfay J.  et al                Sonat Exploration                    6/30/94        634469 V-54/230
                                                             Company
=================== ======================================== ================================= ============= =======================
910872-002          Prince, Diane A. et al                   Sonat Exploration                    6/30/94        612443 D-53/923
                                                             Company
=================== ======================================== ================================= ============= =======================
910873-000          Pelsia, Patricia A. R.                   Sonat Exploration                    6/15/93        597006 W-51/657
                                                             Company
=================== ======================================== ================================= ============= =======================
910942-000          Marx, Donald E. et ux                    Sonat Exploration                    2/11/96        620794 U-53/682
                                                             Company
=================== ======================================== ================================= ============= =======================
910944-000          Arabie, Joseph C. et ux                  Sonat Exploration                    2/11/96        620797 U-53/691
                                                             Company
=================== ======================================== ================================= ============= =======================
910947-001          Goldsby, Betty A. S.                     Sonat Exploration                    2/11/96        620796 U-53/689
                                                             Company
=================== ======================================== ================================= ============= =======================
910947-002          Goldsby, Donald                          Sonat Exploration                    2/11/96        620795 U-53/687
                                                             Company
=================== ======================================== ================================= ============= =======================
910971-000          Trahan, Joseph H. et ux                  Sonat Exploration                    2/28/96        620789 U-53/671
                                                             Company
=================== ======================================== ================================= ============= =======================
910972-000          Stewart, Anthony R. et ux                Sonat Exploration                    2/11/96        620147 T-53/643
                                                             Company
=================== ======================================== ================================= ============= =======================
910973-000          Hilliard, Thomas Jr. et ux               Sonat Exploration                    2/11/96        620143 T-53/635
                                                             Company
=================== ======================================== ================================= ============= =======================
910974-000          Cart, Cecil et ux                        Sonat Exploration                    2/11/96        620144 T-53/637
                                                             Company
=================== ======================================== ================================= ============= =======================
910975-000          Hoffpauir, Harrell Jr.                   Sonat Exploration                    2/11/96        620142 T-53/633
                                                             Company
=================== ======================================== ================================= ============= =======================
910976-000          Moore, Samuel et ux                      Sonat Exploration                    2/11/96        620141 T-53/631
                                                             Company
=================== ======================================== ================================= ============= =======================
910977-000          McCormick, Marjorie et vir               Sonat Exploration                    2/11/96        620793 U-53/680
                                                             Company
=================== ======================================== ================================= ============= =======================
910978-000          Hayes, Isabelle et al                    Sonat Exploration                    2/13/96        620787 U-53/663
                                                             Company
=================== ======================================== ================================= ============= =======================
910979-000          Hanks, Gertrude et al                    Sonat Exploration                    2/5/96         620798 U-53/693
                                                             Company
=================== ======================================== ================================= ============= =======================
910980-000          Hanks, Johnny  et ux                     Sonat Exploration                    2/5/96         620145 T53/639
                                                             Company
=================== ======================================== ================================= ============= =======================
910981-000          Hanks, Autry, et ux                      Sonat Exploration                    2/5/96         620086 T-53/449
                                                             Company
=================== ======================================== ================================= ============= =======================
911009-001          Robinson, Edwin R. Sr.                   Sonat Exploration                    7/4/93         596999 W-51/622
                                                             Company
=================== ======================================== ================================= ============= =======================
911009-002          Robinson, Elwyn W.                       Sonat Exploration                    7/4/93         597001 W-51/632
                                                             Company
=================== ======================================== ================================= ============= =======================
911009-003          Robinson, Charles B.                     Sonat Exploration                    7/12/93        597000 W-51/627
                                                             Company
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
911009-004          Adams, Ralph A.                          Sonat Exploration                    7/16/93        598665 A-52/736
                                                             Company
=================== ======================================== ================================= ============= =======================
911009-005          Adams, Richard W.                        Sonat Exploration                    7/16/93        599564 C-52/316
                                                             Company
=================== ======================================== ================================= ============= =======================
911009-006          Moffett, Connie R. K.                    Sonat Exploration                    7/16/93        598674 A-52/783
                                                             Company
=================== ======================================== ================================= ============= =======================
911009-008          Adams, Robert Allen                      Sonat Exploration                    7/24/93        598658 A-52/702
                                                             Company
=================== ======================================== ================================= ============= =======================
911009-009          Kiefer, Michael D.                       Sonat Exploration                    7/25/93        599563 C-52/311
                                                             Company
=================== ======================================== ================================= ============= =======================
911009-010          Dubuc, Craig C.                          Sonat Exploration                    11/6/93        598673 A-52/778
                                                             Company
=================== ======================================== ================================= ============= =======================
911009-011          Robinson, Lester Harlis                  Sonat Exploration                    7/9/93         596995 W51/602
                                                             Company
=================== ======================================== ================================= ============= =======================
911010-000          Ancelet, Claude Jr.                      Sonat Exploration                    7/5/94         634442 V-54/169
                                                             Company
=================== ======================================== ================================= ============= =======================
911011-001          Fontenot, Doris et al                    Sonat Exploration                    7/5/94         612445 D-53/934
                                                             Company
=================== ======================================== ================================= ============= =======================
911011-002          Petit, George A. L.                      Sonat Exploration                    7/5/94         612447 D-53/944
                                                             Company
=================== ======================================== ================================= ============= =======================
911013-000          LeBlanc, Wallace                         Sonat Exploration                    7/21/94        634463 V-54/214
                                                             Company
=================== ======================================== ================================= ============= =======================
911014-001-1        HJH, Inc., Clementine Habetz             Sonat Exploration                    7/9/94         638948 D-55/683
                    Kirsch, Lawrence J. H                    Company
=================== ======================================== ================================= ============= =======================
911014-001-2        Barlow, Alberta Habetz                   Sonat Exploration                    7/9/94         638951 D-55/742
                                                             Company
=================== ======================================== ================================= ============= =======================
911014-001-3        Habetz, James Leonard, Sr.,              Sonat Exploration                    7/9/94         638949 D-55/703
                    Succession of                            Company
=================== ======================================== ================================= ============= =======================
911016-000          Broussard, Calvin et ux                  Sonat Exploration                    2/26/97        634462 V-54/212
                                                             Company
=================== ======================================== ================================= ============= =======================
911017-000          Bourque, Brenda C.                       Sonat Exploration                    7/28/94        632403 R-54/200
                                                             Company
=================== ======================================== ================================= ============= =======================
911018-000          Spell, Ruby H.                           Sonat Exploration                    7/28/94        634447 V-54/182
                                                             Company
=================== ======================================== ================================= ============= =======================
911019-000          Stuckey, Betty L. Hoffpauir              Sonat Exploration                    7/28/94        634445 V-54/177
                                                             Company
=================== ======================================== ================================= ============= =======================
911020-000          Klumpp, R. C. et ux                      Sonat Exploration                    7/29/94        634450 V-54/188
                                                             Company
=================== ======================================== ================================= ============= =======================
911021-000          Simon, Clarence C.                       Sonat Exploration                    7/29/94        634459 V-54/206
                                                             Company
=================== ======================================== ================================= ============= =======================
911022-000          Simon, Donald W. et ux                   Sonat Exploration                    7/29/94        612425 D-53/821
                                                             Company
=================== ======================================== ================================= ============= =======================
911023-000          Simon, William R.                        Sonat Exploration                    7/29/94        634457 V-54/202
                                                             Company
=================== ======================================== ================================= ============= =======================
911024-000          Wiggins, Brenda S.                       Sonat Exploration                    7/29/94        634464 V-54/216
                                                             Company
=================== ======================================== ================================= ============= =======================
911057-000          West, Karen J. C.                        Sonat Exploration                    8/23/95        616156 L-54/198
                                                             Company
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
911060-000          Stoute, Daniel et ux                     Sonat Exploration                    8/19/94        634443 V-54/171
                                                             Company
=================== ======================================== ================================= ============= =======================
911082-000          Richard, Hubert, et ux                   Sonat Exploration                    8/2/94         634460 V-54/208
                                                             Company
=================== ======================================== ================================= ============= =======================
911085-000          Richard, Sally S.                        Sonat Exploration                    8/2/94         634458 V-54/204
                                                             Company
=================== ======================================== ================================= ============= =======================
911087-000          Trahan, Harvey                           Sonat Exploration                    9/14/94        634451 V-54/190
                                                             Company
=================== ======================================== ================================= ============= =======================
911090-001          Rudolph, Jill Gueno                      Sonat Exploration                    9/16/93        597049 W-51/914
                                                             Company
=================== ======================================== ================================= ============= =======================
911090-003          Gueno, Gregory W.                        Sonat Exploration                    9/16/93        597042 W-51/879
                                                             Company
=================== ======================================== ================================= ============= =======================
911102-000          Lavergne, Joseph C. & Mary               Sonat Exploration                    3/21/96        622909 Y-53/465
                    Ellen Lavergne Wyble                     Company
=================== ======================================== ================================= ============= =======================
911105-000          Habetz, Leonard J., et al                Sonat Exploration                    10/1/94        634441 V-54/165
                                                             Company
=================== ======================================== ================================= ============= =======================
911106-000          O'Quain, Darrel W. et ux                 Sonat Exploration                    3/11/96        620871 U-53/826
                                                             Company
=================== ======================================== ================================= ============= =======================
911107-000          Hoffpauir, Gary E. et ux                 Sonat Exploration                    3/11/96        620870 U-53/824
                                                             Company
=================== ======================================== ================================= ============= =======================
911108-000          Vidrine, John L. Jr. et ux               Sonat Exploration                    3/11/96        620869 U-53/822
                                                             Company
=================== ======================================== ================================= ============= =======================
911109-000          Joffrion, Edwin, et ux                   Sonat Exploration                    2/22/96        620792 U-53/678
                                                             Company
=================== ======================================== ================================= ============= =======================
911110-000          Murphy, Ervin, et ux                     Sonat Exploration                    2/11/96        620791 U-53/676
                                                             Company
=================== ======================================== ================================= ============= =======================
911111-000          Johnson, Ted P.                          Sonat Exploration                    2/13/96
                                                             Company
=================== ======================================== ================================= ============= =======================
911112-000          LeBlanc, George Roy, et ux               Sonat Exploration                    3/27/96        622907 Y53/456
                                                             Company
=================== ======================================== ================================= ============= =======================
911113-000          Melancon, Wayne F. et ux                 Sonat Exploration                    3/11/96        622900 Y53/430
                                                             Company
=================== ======================================== ================================= ============= =======================
911114-000          Jones, Donald H. et ux                   Sonat Exploration                   10/13/94        634448 V-54/184
                                                             Company
=================== ======================================== ================================= ============= =======================
911115-000          Jones, Donald H. et ux                   Sonat Exploration                   10/13/94        634449 V-54/186
                                                             Company
=================== ======================================== ================================= ============= =======================
911116-000          Williams, Donnaud B., et ux              Sonat Exploration                    3/26/96        622902 Y53/441
                                                             Company
=================== ======================================== ================================= ============= =======================
911117-001          HJH, Inc., et al                         Sonat Exploration                    9/1/93         612441 D-53/896
                                                             Company
=================== ======================================== ================================= ============= =======================
911117-002          Ohlenforst, John F. et al                Sonat Exploration                   10/11/93        598655 A-52/679
                                                             Company
=================== ======================================== ================================= ============= =======================
911117-003          Hoffpauir, Antonia J. T. et al           Sonat Exploration                   10/11/93        599965 D-52/57
                                                             Company
=================== ======================================== ================================= ============= =======================
911117-004          Thevis, James T.                         Sonat Exploration                   10/11/93        598671 A-52/767
                                                             Company
=================== ======================================== ================================= ============= =======================
911117-005          Jones, Donald H. et ux                   Sonat Exploration                   10/26/94        607176 S-52/452
                                                             Company
=================== ======================================== ================================= ============= =======================
911117-006          Thevis, Lionel E. et al                  Sonat Exploration                    1/20/94        631513 P-54/609
                                                             Company
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
911118-000          Boullion, Andrew J. et ux                Sonat Exploration                    3/11/96        620868 U53/817
                                                             Company
=================== ======================================== ================================= ============= =======================
911122-000          Istre, Robyn Q.                          Sonat Exploration                   10/20/95        616882 M-53/428
                                                             Company
=================== ======================================== ================================= ============= =======================
911123-000          Quibodeaux, Alice R.                     Sonat Exploration                   10/20/95        616878 M-53/415
                                                             Company
=================== ======================================== ================================= ============= =======================
911124-000          Robinson, Frank                          Sonat Exploration                   10/20/95        619397 S-53/74
                                                             Company
=================== ======================================== ================================= ============= =======================
911125-001          Privat, Kenneth O.                       Sonat Exploration                   10/21/94        636681 Y-54/869
                                                             Company
=================== ======================================== ================================= ============= =======================
911134-000          5-H Farms, Inc.                          Sonat Exploration                    10/1/93        597054 W-51/944
                                                             Company
=================== ======================================== ================================= ============= =======================
911144-001          Vintage Petroleum Inc.                   Gary-Williams Production             10/9/95         not available
                                                             Co.
=================== ======================================== ================================= ============= =======================
911144-002          Jones, Donald H. et al                   Gary-Williams Production            11/14/94        608081 U-52/953
                                                             Co.
=================== ======================================== ================================= ============= =======================
911144-003          Duncan, Howard A. et al                  Gary-Williams Production            11/14/94        608082 U-52/957
                                                             Co.
=================== ======================================== ================================= ============= =======================
911144-004          Taylor, John A. et al                    Gary-Williams Production            11/14/94        608077 U-52/919
                                                             Co.
=================== ======================================== ================================= ============= =======================
911144-005          Stakes, Annie R. et al                   Gary-Williams Production            11/14/94        608083 U-52/966
                                                             Co.
=================== ======================================== ================================= ============= =======================
911144-006          Robinson, Leo J. et ux                   Gary-Williams Production            11/14/94        608078 U-52/928
                                                             Co.
=================== ======================================== ================================= ============= =======================
911144-007          Myers, Paulette Duncan, et al            Gary-Williams Production            11/14/94        608079 U-52/937
                                                             Co.
=================== ======================================== ================================= ============= =======================
911144-008          Hornsby, Jo Ann C. et al                 Gary-Williams Production            11/14/94        608071 U-52/880
                                                             Co.
=================== ======================================== ================================= ============= =======================
911144-009          Duhon, Bettie Rae S. et al               Gary-Williams Production            11/14/94        608116 V-52/88
                                                             Co.
=================== ======================================== ================================= ============= =======================
911144-010          Hornsby, Wava S.                         Gary-Williams Production            11/14/94        608084 U-52/974
                                                             Co.
=================== ======================================== ================================= ============= =======================
911144-011          Tipton, Linda L. S.                      Gary-Williams Production            11/14/94        608073 U-52/895
                                                             Co.
=================== ======================================== ================================= ============= =======================
911144-012          Stakes, Alan D.                          Gary-Williams Production            11/14/94        608072 U-52/889
                                                             Co.
=================== ======================================== ================================= ============= =======================
911144-013          Marmino, Paul Jr. et al                  Gary-Williams Production            11/14/94        608080 U-52/945
                                                             Co.
=================== ======================================== ================================= ============= =======================
911144-014          Stakes, Dennis M.                        Gary-Williams Production            11/14/94        608074 U-52/901
                                                             Co.
=================== ======================================== ================================= ============= =======================
911144-015          Stakes, James T.                         Gary-Williams Production            11/14/94        608075 U-52/907
                                                             Co.
=================== ======================================== ================================= ============= =======================
911144-016          Stakes, John A.                          Gary-Williams Production            11/14/94        608076 U-52/913
                                                             Co.
=================== ======================================== ================================= ============= =======================
911144-017          Edwards, Edwin W. et al                  Gary-Williams Production            11/14/94        608115 V-52/81
                                                             Co.
=================== ======================================== ================================= ============= =======================
911144-018          Edward Trust et al                       Gary-Williams Production            11/14/94        608266 V-52/325
                                                             Co.
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
911144-019          Meche, Robin C. H., naked                Gary-Williams Production            11/14/94        608117 V-52/96
                    owner                                    Co.
=================== ======================================== ================================= ============= =======================
911144-020          Acosta, Monica D.                        Sonat Exploration                   11/14/94        612366 D-53/652
                                                             Company
=================== ======================================== ================================= ============= =======================
911170-001          Meyer, Henry L. et al                    Sonat Exploration                    10/1/94        634444 V-54/173
                                                             Company
=================== ======================================== ================================= ============= =======================
911173-001          Jamag, Inc./WAS Cramer, Mary             Sonat Exploration                    10/1/94        638956 D-55/835
                    H.                                       Company
=================== ======================================== ================================= ============= =======================
911173-002          Habetz, Dwight Bernard                   Gary-Williams Production             10/1/94           D-53/670
                                                             Co.                                                extension 638952
                                                                                                                    D-55/759
=================== ======================================== ================================= ============= =======================
911173-003-1        HJH, Inc., et al                         Sonat Exploration                    10/1/94        612440 D-53/871
                                                             Company                                            extension 638952
                                                                                                                    D-55/759
=================== ======================================== ================================= ============= =======================
911173-003-2        Barlow, Alberta Habetz                   Sonat Exploration                    10/1/94        638955 D-55/818
                                                             Company
=================== ======================================== ================================= ============= =======================
911173-003-3        Habetz, James Leonard, Sr.               Sonat Exploration                    10/1/94         not available
                    Succession of                            Company
=================== ======================================== ================================= ============= =======================
911173-003-4        Habetz, Ashley Aline  a minor            Sonat Exploration                    10/1/97        638954 D-55/797
                    child                                    Company
=================== ======================================== ================================= ============= =======================
911189-000          Roberts Cove Church                      Sonat Exploration                    7/20/95        615231 J-53/689
                                                             Company
=================== ======================================== ================================= ============= =======================
911212-000          Olivier, Anthony L.                      Sonat Exploration                    3/21/96        623652 A54/446
                                                             Company
=================== ======================================== ================================= ============= =======================
911227-000          Hamic, Garland J. & Edith Ross           Sonat Exploration                    4/16/96        623336 Z 53/880
                    Hamic                                    Company
=================== ======================================== ================================= ============= =======================
911231-001          Williams, Donnaud B. &                   Sonat Exploration                    3/26/96        622901 Y53/435
                    Clarabelle Spargue Williams              Company
=================== ======================================== ================================= ============= =======================
911231-002          Williams, Walter B. & Michael H.         Sonat Exploration                    3/26/96        623340 Z53/893
                    Williams                                 Company
=================== ======================================== ================================= ============= =======================
911231-003          Williams,Marie Adele Arpin,              Sonat Exploration                    3/26/96        624334 B54/460
                    Individually & As Trustee                Company
=================== ======================================== ================================= ============= =======================
911231-004          Williams, Katherine Carney               Sonat Exploration                    9/25/96        628821 J-54/499
                                                             Company
=================== ======================================== ================================= ============= =======================
911239-000          Aycock, Lora L. Goins                    Sonat Exploration                    11/1/93        599552 C-52/267
                                                             Company
=================== ======================================== ================================= ============= =======================
911243-000          Anderson, Janet Ewing et al              Sonat Exploration                    11/4/94        636695 Y-54/919
                                                             Company
=================== ======================================== ================================= ============= =======================
911244-001          Foster, Mary S.                          Sonat Exploration                    3/11/96        622908 Y53/463
                                                             Company
=================== ======================================== ================================= ============= =======================
911244-002          Gaspard, John                            Sonat Exploration                    3/11/96        622899 Y53/428
                                                             Company
=================== ======================================== ================================= ============= =======================
911244-003          Gardiner, H. L. et ux                    Sonat Exploration                    2/11/96        622911 Y53/472
                                                             Company
=================== ======================================== ================================= ============= =======================
911248-000          Murphy, James G. et ux                   Sonat Exploration                   11/10/94        599551 C-52/259
                                                             Company
=================== ======================================== ================================= ============= =======================
911251-000          Murphy, Doris R.                         Sonat Exploration                   11/10/94        599549 C-52/243
                                                             Company
=================== ======================================== ================================= ============= =======================
911255-000          Cart, Randall R. et ux                   Sonat Exploration                   11/10/94        600301D-52/750
                                                             Company
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
911263-000          Murphy, Robert Drew                      Sonat Exploration                   11/10/94        599550 C-52/251
                                                             Company
=================== ======================================== ================================= ============= =======================
911269-001          Davis, Barbara Morton                    Sonat Exploration                    11/8/93        597052 W-51/931
                                                             Company
=================== ======================================== ================================= ============= =======================
911269-002          Petteway, Maude Morton                   Sonat Exploration                    11/8/93        600304 D-52/766
                                                             Company
=================== ======================================== ================================= ============= =======================
911269-003          Morton, Edward S. et al                  Sonat Exploration                    11/8/93        597060 W-51/983
                                                             Company
=================== ======================================== ================================= ============= =======================
911274-000          Murphy, Ervin et al                      Sonat Exploration                    2/11/96        620790 U-53/673
                                                             Company
=================== ======================================== ================================= ============= =======================
911276-000          Kidder, Douglas Pierre Sr. &             Sonat Exploration                    4/15/96        623337 Z53/885
                    Stephanie Lynn Spell                     Company
=================== ======================================== ================================= ============= =======================
911277-000          Clement, Charles, et ux                  Sonat Exploration                    4/12/96        623338 Z-53/887
                                                             Company
=================== ======================================== ================================= ============= =======================
911278-000          Stoute, Daniel & Della Faulk             Sonat Exploration                    4/12/96        623339 Z53/889
                    Stoute                                   Company
=================== ======================================== ================================= ============= =======================
911279-001          Lantier, Betty Trahan, et al             Sonat Exploration                    4/17/96        623341 Z53/899
                                                             Company
=================== ======================================== ================================= ============= =======================
911279-002          Trahan, Joseph                           Sonat Exploration                    4/17/96        626816 F-54/563
                                                             Company
=================== ======================================== ================================= ============= =======================
911281-001          Landry, J. W.,as Trustee in and          Sonat Exploration                    3/18/96        623653 A54/450
                    for the Martha Wal                       Company
=================== ======================================== ================================= ============= =======================
911281-002          Johnson, Paula Ann Wallace               Sonat Exploration                    3/18/96        623654 A54/460
                                                             Company
=================== ======================================== ================================= ============= =======================
911281-003          Lee,Vanessa Lynn Kelley &                Sonat Exploration                    3/18/96        623655 A54/469
                    Melissa Leigh Kelley Dur                 Company
=================== ======================================== ================================= ============= =======================
911300-000          Leonards, Edwin J. et al.                Sonat Exploration                    3/29/96        624486 C-54/812
                                                             Company
=================== ======================================== ================================= ============= =======================
911301-004          Lawson Land Company, et al               Sonat Exploration                    11/3/97        641717 J-55/780
                                                             Company                                            corrected 650991
                                                                                                               A-56/324, ratified
                                                                                                                 650992 A-56/333
=================== ======================================== ================================= ============= =======================
911301-005          Porter, Mary T. Chappuis                 Sonat Exploration                    12/2/97        644612 P-55/413
                                                             Company
=================== ======================================== ================================= ============= =======================
911301-006          Nolen, Jeanne Chappuis                   Sonat Exploration                    12/2/97        644611 P-55/405
                                                             Company
=================== ======================================== ================================= ============= =======================
911301-007          Chappuis, Julie Michelle                 Sonat Exploration                    12/2/97        644610 P-55/397
                                                             Company
=================== ======================================== ================================= ============= =======================
911301-008          O'Rourke, Michael J. Jr.                 Sonat Exploration                    12/2/97        645265 Q-55/473
                                                             Company
=================== ======================================== ================================= ============= =======================
911301-009          Brown, Sarah L. Chappuis                 Sonat Exploration                    12/2/97        644609 P-55/389
                                                             Company
=================== ======================================== ================================= ============= =======================
911301-010          Lawson, William E. & Frederick           Sonat Exploration                   11/15/97        641718 J-55/796
                    L. Williams                              Company
=================== ======================================== ================================= ============= =======================
911301-011          Maraist, A. C. & Associates, Ltd.        Sonat Exploration                   11/25/97       641845 K-55/104,
                                                             Company                                            corrected 647158
                                                                                                                    T-55/637
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
911301-012          Keigley, Stephanie A. Chappuis           Sonat Exploration                   10/16/97        647765 U-55/620
                                                             Company
=================== ======================================== ================================= ============= =======================
911338-001          Laurents, Alberta H. et al               Sonat Exploration                   11/16/94        599547 C-52/219
                                                             Company
=================== ======================================== ================================= ============= =======================
911338-002          Davis, Henrietta Hartwell                Sonat Exploration                   11/16/94        602816 I-52/616
                                                             Company
=================== ======================================== ================================= ============= =======================
911389-000          Nevitt, William G. et ux                 Sonat Exploration                   11/18/93        598664 A-52/732
                                                             Company
=================== ======================================== ================================= ============= =======================
911391-000          Habetz, Edmund L. et ux                  Sonat Exploration                    11/3/93        597057 W51/966
                                                             Company
=================== ======================================== ================================= ============= =======================
911392-000          Cramer, Gertrude F. H.                   Sonat Exploration                    11/3/93        597058 W-51/970
                                                             Company
=================== ======================================== ================================= ============= =======================
911394-000          Zaunbrecher, Anna C. et al               Sonat Exploration                    11/3/93        597056 W-51/960
                                                             Company
=================== ======================================== ================================= ============= =======================
911399-000          Stewart, James M. et al                  Sonat Exploration                   11/11/93        597059 W-51/974
                                                             Company
=================== ======================================== ================================= ============= =======================
911409-000          Zaunbrecher, Bernard et al               Sonat Exploration                    11/5/93        597051 W-51/923
                                                             Company
=================== ======================================== ================================= ============= =======================
911423-000          Miller, Jack Derrick et ux               Sonat Exploration                    12/2/93        598657 A-52/696
                                                             Company
=================== ======================================== ================================= ============= =======================
911429-000          Fontenot, Melvin Lee                     Sonat Exploration                    12/4/93        597061 W-51/989
                                                             Company
=================== ======================================== ================================= ============= =======================
911431-000          Fontenot, Amay Jr.                       Sonat Exploration                    12/4/93        598688 A-52/857
                                                             Company
=================== ======================================== ================================= ============= =======================
911439-000          Broussard, Anna Marie                    Sonat Exploration                   12/17/93        598661 A-52/717
                    Spaetgens                                Company
=================== ======================================== ================================= ============= =======================
911441-000          Spaetgens, Anthony L.                    Sonat Exploration                   12/17/93        598662 A-52/722
                                                             Company
=================== ======================================== ================================= ============= =======================
911453-001          Stefanski, J. Michael                    Sonat Exploration                    5/7/96         624219 B54/278
                                                             Company
=================== ======================================== ================================= ============= =======================
911453-002          Barousse, Homer Ed, Jr. & Leon           Sonat Exploration                    5/7/96         624220 B-54/284
                    K. Poche                                 Company
=================== ======================================== ================================= ============= =======================
911458-000          Morgan, Stella S.                        Sonat Exploration                   12/17/93        598668 A-52/751
                                                             Company
=================== ======================================== ================================= ============= =======================
911460-000          Short, Cheryl S.                         Sonat Exploration                   12/17/93        598667 A-52/746
                                                             Company
=================== ======================================== ================================= ============= =======================
911474-000          Benoit, Anna M. S.                       Sonat Exploration                   12/17/93        598678 A-52/805
                                                             Company
=================== ======================================== ================================= ============= =======================
911475-000          Guidry, Susan S.                         Sonat Exploration                   12/17/93        598677 A-52/800
                                                             Company
=================== ======================================== ================================= ============= =======================
911478-000          Caillier, Allie Agnes Spaetgens          Sonat Exploration                   12/17/93        598660 A-52/712
                                                             Company
=================== ======================================== ================================= ============= =======================
911484-000          Arceneaux, Luther H. et ux               Sonat Exploration                    4/19/96        623404 Z-53/978
                                                             Company
=================== ======================================== ================================= ============= =======================
911496-001          Duhon, Clarence J. et al                 Sonat Exploration                   12/26/93        598666 A-52/741
                                                             Company
=================== ======================================== ================================= ============= =======================
911496-002          Derouen, Clementine T., et al            Sonat Exploration                   12/20/93        598687 A-52/850
                                                             Company
=================== ======================================== ================================= ============= =======================
911496-003          Trahan, Adam et al                       Sonat Exploration                   12/22/93        598686 A-52/845
                                                             Company
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
911496-005          Rogers, Brunella T., et al               Sonat Exploration                    1/16/94        598675 A-52/788
                                                             Company
=================== ======================================== ================================= ============= =======================
911531-000          Thevis, Ella Spaetgens                   Sonat Exploration                   12/17/93        598670 A-52/762
                                                             Company
=================== ======================================== ================================= ============= =======================
911537-000          Soileaux, Mary S.                        Sonat Exploration                   12/17/93        598679 A-52/810
                                                             Company
=================== ======================================== ================================= ============= =======================
911549-000-1        Stewart, Robert L. Jr. et al             Sonat Exploration                   12/18/94        599548 C-52/231
                                                             Company
=================== ======================================== ================================= ============= =======================
911549-000-2        McCorkle, Lottie Elizabeth               Sonat Exploration                   12/18/94        637625 A-55/698
                    Stewart                                  Company
=================== ======================================== ================================= ============= =======================
911655-000          Quibodeaux, Alice R. et al               Gary-Williams Production            10/20/95        619396 S-53/68
                                                             Co.
=================== ======================================== ================================= ============= =======================
911658-001          Trahan, Earline P. et al                 Sonat Exploration                    3/18/96        623657 A-54/479
                                                             Company
=================== ======================================== ================================= ============= =======================
911662-000          Heinen, John A. Jr., et al               Sonat Exploration                    4/16/96        624337 B54/485
                                                             Company
=================== ======================================== ================================= ============= =======================
911677-001          Faulk, Roland R. & Betty Tipton          Sonat Exploration                    4/3/96
                    Faulk                                    Company
=================== ======================================== ================================= ============= =======================
911677-002          Boullion,Maudrey Mae Leblanc,            Sonat Exploration                    4/3/96         624336 B 54/476
                    et al                                    Company
=================== ======================================== ================================= ============= =======================
911677-003          Thibodeaux, Cecile Bouillion             Sonat Exploration                    4/3/96         626820 F-54/596
                                                             Company
=================== ======================================== ================================= ============= =======================
911677-004          Hoffpauir, Shawn Bouillion               Sonat Exploration                    4/3/96         626819 F-54/587
                                                             Company
=================== ======================================== ================================= ============= =======================
911693-001          Savoie, Lucien J. III et al              Gary-Williams Production             11/8/95        619416 S-53/158
                                                             Co.
=================== ======================================== ================================= ============= =======================
911693-002          Premeaux, Dudley L. et al                Gary-Williams Production             11/9/95        619417 S-53/164
                                                             Co.
=================== ======================================== ================================= ============= =======================
911693-003          Landry, Ewell V. et al                   Gary-Williams Production            11/13/95        619415 S-53/152
                                                             Co.
=================== ======================================== ================================= ============= =======================
911693-004          Landry, Ewell V. et al                   Gary-Williams Production            11/13/95        619412 S-53/136
                                                             Co.
=================== ======================================== ================================= ============= =======================
911693-005          Savoie, Hubert                           Gary-Williams Production            11/15/95        619393 S-53/51
                                                             Co.
=================== ======================================== ================================= ============= =======================
911693-006          Premeaux, Horace I. et ux                Gary-Williams Production            11/17/95        619414 S-53/147
                                                             Co.
=================== ======================================== ================================= ============= =======================
911693-007          Stoneburge, Claudine S.                  Gary-Williams Production            11/22/95        619390 S-53/34
                                                             Co.
=================== ======================================== ================================= ============= =======================
911693-008          Williams, Frances F. Williams            Gary-Williams Production            11/29/95        619389 S-53/29
                                                             Co.
=================== ======================================== ================================= ============= =======================
911693-009          Simpson, Harry I.                        Gary-Williams Production            11/17/95        620799 U-53/696
                                                             Co.
=================== ======================================== ================================= ============= =======================
911693-010          Fatch, Neada S.                          Gary-Williams Production            12/21/95        619388 S-53/24
                                                             Co.
=================== ======================================== ================================= ============= =======================
911773-000          Evans, Henrietta H. et al                Gary-Williams Production             11/9/95        619403 S-53/104
                                                             Co.
=================== ======================================== ================================= ============= =======================
911809-000          Totten, Lois J. N.                       Sonat Exploration                    3/30/93        597040 W-51/868
                                                             Company
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
911856-001          HJH, Inc. et al                          Sonat Exploration                    5/7/96         626817 F-54/565
                                                             Company
=================== ======================================== ================================= ============= =======================
911856-002          Habetz, Roderick Leonard, et al          Sonat Exploration                    5/7/96         626818 F-54/577
                                                             Company
=================== ======================================== ================================= ============= =======================
911866-000          Reiners, Peter J., et ux                 L. J. Jones                          5/11/33            B-5/156
=================== ======================================== ================================= ============= =======================
911870-001          Stakes, Isadore Lee, et al               Humble Oil & Refining                8/19/63        339281 A-23/450
=================== ======================================== ================================= ============= =======================
911870-002          Stakes, J. B., et ux                     L. J. Jones                          5/11/33        107869 B-53/159
=================== ======================================== ================================= ============= =======================
911876-000          Thevis, Leonard G. et al                 Sonat Exploration                    5/28/96        624819 C-54/298
                                                             Company
=================== ======================================== ================================= ============= =======================
911879-000          Thevis, Betty et al                      Sonat Exploration                    5/28/96        684820 C54/306
                                                             Company
=================== ======================================== ================================= ============= =======================
911883-000          Leonards, Leonard L., et ux              Sonat Exploration                    3/29/96        624485 B54/808
                                                             Company
=================== ======================================== ================================= ============= =======================
911891-001          Ohlenforst, Anton                        L. J. Jones                          5/11/33            B-5/157
=================== ======================================== ================================= ============= =======================
911899-000          Robinson, Reece, et al                   Ernest R. Magruder                  11/27/68           A-23/450
=================== ======================================== ================================= ============= =======================
911923-000          Thevis, H. Joe                           I. R. Price                          6/2/33             D-5/63
=================== ======================================== ================================= ============= =======================
911936-000          Federal Land Bank of New                 I. R. Price                          1/28/33            Y-4/233
                    Orleans
=================== ======================================== ================================= ============= =======================
911958-000          Kapsinow, Sadie Kaet, et al              Exxon Corporation                    9/15/80           O-38/808
=================== ======================================== ================================= ============= =======================
912021-000          Thibodeaux, Adam Paul, et ux             Sonat Exploration                    3/18/93        597039 W51/864
                                                             Company
=================== ======================================== ================================= ============= =======================
912031-000          Berken Estate, Inc.                      Sonat Exploration                    1/19/94        631509 P-54/600
                                                             Company
=================== ======================================== ================================= ============= =======================
912035-000          Credeur, Mayo et ux                      Sonat Exploration                    1/3/94         631508 P-54/598
                                                             Company
=================== ======================================== ================================= ============= =======================
912036-000-1        Klumpp, R. C., et ux                     Sonat Exploration                    1/23/95        612409 D-53/767
                                                             Company
=================== ======================================== ================================= ============= =======================
912036-000-2        Stickley, Cynthia Klumpp                 Sonat Exploration                    3/23/97        636685 Y-54/892
                                                             Company
=================== ======================================== ================================= ============= =======================
912121-000          Sloan, F. J.                             Sonat Exploration                    6/7/96         624951 C-54/498
                                                             Company
=================== ======================================== ================================= ============= =======================
912123-000          Zaunbrecher, Eugene N.                   Sonat Exploration                    6/7/96         624953 C-54/508
                                                             Company
=================== ======================================== ================================= ============= =======================
912124-001          Vondenstein, John et al                  Sonat Exploration                    5/29/96        624823 C-54/319
                                                             Company
=================== ======================================== ================================= ============= =======================
912124-002          Fontenot, Mary V.                        Sonat Exploration                    5/29/96        625809 E-54/38
                                                             Company
=================== ======================================== ================================= ============= =======================
912213-001          Vondenstein, John et al                  Sonat Exploration                    5/29/96        624822 C-54/312
                                                             Company
=================== ======================================== ================================= ============= =======================
912213-002          Fontenot, Mary V.                        Sonat Exploration                    5/29/96        624950 C-54/491
                                                             Company
=================== ======================================== ================================= ============= =======================
912216-000          Sloan, Michael W.                        Sonat Exploration                    6/10/96        625808 G-54/34
                                                             Company
=================== ======================================== ================================= ============= =======================
912217-001          Prather, Cephronia T.                    Sonat Exploration                    2/11/96        622903 Y-53/446
                                                             Company
=================== ======================================== ================================= ============= =======================
912243-001          Samson,Martin F., M.D., et al            Sonat Exploration                    6/26/96        626811 F-54/548
                                                             Company
=================== ======================================== ================================= ============= =======================
912243-002          Martin, Clarence L.                      Sonat Exploration                    6/26/96        626812 F-54/551
                                                             Company
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
912243-003          Dionne, Lucille Martin                   Sonat Exploration                    6/26/96        626814 F-54/557
                                                             Company
=================== ======================================== ================================= ============= =======================
912243-004          Daigle, Clara C. Martin                  Sonat Exploration                    6/26/96        626813 F-54/554
                                                             Company
=================== ======================================== ================================= ============= =======================
912243-005          Martin, Grady Ken                        Sonat Exploration                    6/26/96        626815 F-54/560
                                                             Company
=================== ======================================== ================================= ============= =======================
912243-006          Davis, Elizabeth Milliken                Sonat Exploration                    6/26/96        627308 G-54/297
                                                             Company
=================== ======================================== ================================= ============= =======================
912243-007          Milliken, Frank M.                       Sonat Exploration                    6/26/96        627310 G-54/306
                                                             Company
=================== ======================================== ================================= ============= =======================
912243-008          Samson, Dr. Clarence L.M.                Sonat Exploration                    6/26/96        627311 G-54/309
                                                             Company
=================== ======================================== ================================= ============= =======================
912300-000          Hoffpauir, Verbena S.                    Sonat Exploration                    3/25/94        632399 R-54/192
                                                             Company
=================== ======================================== ================================= ============= =======================
912301-000          Coleman, Neldia L.                       Sonat Exploration                    3/25/94        632400 R-54/194
                                                             Company
=================== ======================================== ================================= ============= =======================
912303-001          Simon, Mella L. et al                    Sonat Exploration                    3/25/94        634446 V-54/179
                                                             Company
=================== ======================================== ================================= ============= =======================
912303-002          Hoffpauir, Verbena Simon                 Sonat Exploration                    2/20/97           V-54/224
                                                             Company
=================== ======================================== ================================= ============= =======================
912304-000          LeBlanc, Willis                          Sonat Exploration                    3/25/94        632405 R-54/204
                                                             Company
=================== ======================================== ================================= ============= =======================
912305-000          Simon, Jerald R. et ux                   Sonat Exploration                    3/25/94        632401 R-54/196
                                                             Company
=================== ======================================== ================================= ============= =======================
912308-000          Simon, Mella L.                          Sonat Exploration                    3/25/94        632402 R-54/198
                                                             Company
=================== ======================================== ================================= ============= =======================
912310-000          Coleman, Leroy et ux                     Sonat Exploration                    3/25/94        599560 C-52/299
                                                             Company
=================== ======================================== ================================= ============= =======================
912312-000          Simon, Cesar Jr. et ux                   Sonat Exploration                    3/25/94        632404 R-54/202
                                                             Company
=================== ======================================== ================================= ============= =======================
912318-000          Faul, Constance                          Sonat Exploration                    3/3/94         634435 V-54/135
                                                             Company
=================== ======================================== ================================= ============= =======================
912320-001          Minnique, Robert Jr. et al               Sonat Exploration                    6/20/96        625805 E-54/25
                                                             Company
=================== ======================================== ================================= ============= =======================
912320-002          Williams, Cynthia                        Sonat Exploration                    6/20/96        625804 E-54/20
                                                             Company
=================== ======================================== ================================= ============= =======================
912320-003          Perkins, Hazel et al                     Sonat Exploration                    6/20/96        626844 F-54/640
                                                             Company
=================== ======================================== ================================= ============= =======================
912320-004          Miller, Walter Jr. et al                 Sonat Exploration                    6/20/96        626623 F-54/312
                                                             Company
=================== ======================================== ================================= ============= =======================
912320-005          Minix, Albert                            Sonat Exploration                    6/20/96        626619 F-54/298
                                                             Company
=================== ======================================== ================================= ============= =======================
912320-006          Wicker, John                             Sonat Exploration                    6/20/96             W-54
                                                             Company
=================== ======================================== ================================= ============= =======================
912320-007          Byers, Harold                            Sonat Exploration                    9/22/96             W-54
                                                             Company
=================== ======================================== ================================= ============= =======================
912320-008          Byers, Donald Ray                        Sonat Exploration                    12/6/97        644600 P-55/343
                                                             Company
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
912325-000          Richard, Victoria C.                     Sonat Exploration                    3/3/94         634461 V-54/210
                                                             Company
=================== ======================================== ================================= ============= =======================
912326-000          Credeur, Victor                          Sonat Exploration                    3/3/94         598682 A-52/824
                                                             Company
=================== ======================================== ================================= ============= =======================
912327-000          Credeur, Mayeuse                         Sonat Exploration                    3/3/94         631511 P-54/605
                                                             Company
=================== ======================================== ================================= ============= =======================
912696-001          McClelland, Hope M., et al               Sonat Exploration                    3/30/93        597041 W-51/873
                                                             Company
=================== ======================================== ================================= ============= =======================
912696-002          McCelland, Howard A.                     Sonat Exploration                    3/31/93        596996 W-51/607
                                                             Company
=================== ======================================== ================================= ============= =======================
913469-000          Gary, Trudy F. Z.                        Sonat Exploration                    9/23/96        628568 I-54/877
                                                             Company
=================== ======================================== ================================= ============= =======================
913472-000          Quibodeaux, Alice R.                     Sonat Exploration                    10/7/96        628567I-54/873
                                                             Company
=================== ======================================== ================================= ============= =======================
913481-001          Clark,Ethel Kibodeaux, et al             Sonat Exploration                    7/15/96        627309 G-54/300
                                                             Company
=================== ======================================== ================================= ============= =======================
913815-001          Griffith, Ella M. T.                     Sonat Exploration                   10/15/96           W-51/612
                                                             Company
=================== ======================================== ================================= ============= =======================
913815-002          Griffin, Elizabeth T.                    Sonat Exploration                   10/15/96        598672 A52/773
                                                             Company
=================== ======================================== ================================= ============= =======================
915238-000          Spaetgens, Darla K.                      Sonat Exploration                    1/15/97        631865 Q-54/443
                                                             Company
=================== ======================================== ================================= ============= =======================
915239-000          Zaunbrecher, Jana L. S.                  Sonat Exploration                    1/15/97        631867 Q-54/453
                                                             Company
=================== ======================================== ================================= ============= =======================
915242-000          Zaunbrecher, Sherry G. S.                Sonat Exploration                    1/15/97        631866 Q-54/448
                                                             Company
=================== ======================================== ================================= ============= =======================
915243-000          Spaetgens, Lawrence A. Jr.               Sonat Exploration                    1/15/97        631868 Q-54/458
                                                             Company
=================== ======================================== ================================= ============= =======================
915244-000          Spaetgens, Lawrence Jr. et al            Sonat Exploration                    1/15/97        631864 Q-54/437
                                                             Company
=================== ======================================== ================================= ============= =======================
1000195-000         Spaetgens, W. Leo et ux                  Sonat Exploration                    2/7/97         598669 A-52/756
                                                             Company
=================== ======================================== ================================= ============= =======================
1000197-000         Spaetgens, Michael John et ux            Sonat Exploration                    1/23/97        631869 Q-54/463
                                                             Company
=================== ======================================== ================================= ============= =======================
1000199-000         Spaetgens, Bertha Ewing et al            Sonat Exploration                    1/23/97        633500 T-54/420
                                                             Company
=================== ======================================== ================================= ============= =======================
1001598-000         5-H Farms, Inc.                          Sonat Exploration                    2/28/97           V-54/242
                                                             Company
=================== ======================================== ================================= ============= =======================
1001603-000         Laidlaw Environmental                    Sonat Exploration                    2/24/97        634471 V-54/242
                    Services, Inc.                           Company
=================== ======================================== ================================= ============= =======================
1001605-000         Ancelet, Polycarpe                       Sonat Exploration                    5/9/97         636683 Y-54/882
                                                             Company
=================== ======================================== ================================= ============= =======================
1001606-000         Lavergne, Marjorie Ancelet               Sonat Exploration                    5/17/97           Y-54/887
                                                             Company
=================== ======================================== ================================= ============= =======================
1001613-000         Habetz, Leonard Paul, et al              Sonat Exploration                    12/1/96           T-57/404
                                                             Company
=================== ======================================== ================================= ============= =======================
1004504-000         Pormier, Lucille Laughlin, et vir        Sonat Exploration                    6/2/97         636686 Y-54/894
                                                             Company
=================== ======================================== ================================= ============= =======================
1004595-000         Habetz, Charles Joseph, et ux            Sonat Exploration                    3/7/97         637621 A-55/687
                                                             Company
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
1004600-001         Habetz, Charles J., et al                Sonat Exploration                    3/7/97         639262 E-55/462
                                                             Company
=================== ======================================== ================================= ============= =======================
1004600-002         Barlow, Alberta Habetz                   Sonat Exploration                    3/7/97         639263 E-55/476
                                                             Company
=================== ======================================== ================================= ============= =======================
1004600-003         Habetz, Ashley Aline, a minor            Sonat Exploration                    3/7/97         641716 J-55/763
                    child                                    Company
=================== ======================================== ================================= ============= =======================
1004604-000         McFadden, Juanita James/WAS              Sonat Exploration                    5/23/97        636687 Y-54/899
                    Davis, Pearl Ratliff                     Company
=================== ======================================== ================================= ============= =======================
1005368-001         HJH, Inc., et al                         Sonat Exploration                    6/24/96        641464 J-55/111
                                                             Company                                                  memo
=================== ======================================== ================================= ============= =======================
1005368-002         Habetz, James Leonard, Sr.               Sonat Exploration                    6/24/96        641465 J-55/128
                    Succession of                            Company                                                  memo
=================== ======================================== ================================= ============= =======================
1005368-003         Habetz, Pauline M.                       Sonat Exploration                    6/24/96        641468 J-55/173
                                                             Company                                                  memo
=================== ======================================== ================================= ============= =======================
1005368-004         Barlow, Alberta Habetz                   Sonat Exploration                    6/24/96        641467 J-55/159
                                                             Company                                                  memo
=================== ======================================== ================================= ============= =======================
1005368-005         Habetz, Ashley Aline  a minor            Sonat Exploration                    6/24/96        641466 J-55/142
                    child                                    Company                                                  memo
=================== ======================================== ================================= ============= =======================
1006251-000         Edwards Trust, The                       Sonat Exploration                    1/20/98        644602 P-55/352
                                                             Company
=================== ======================================== ================================= ============= =======================
1006349-000         Byers, Donald Ray                        Sonat Exploration                    12/6/97        644600 P55/343
                                                             Company
=================== ======================================== ================================= ============= =======================
1006408-000         Ancelet, Louis W., et ux                 Sonat Exploration                    3/12/98        646454 S-55/476
                                                             Company
=================== ======================================== ================================= ============= =======================
1006409-000         Premeaux, Dudley L., et ux               Sonat Exploration                    3/12/98        646453 S-55/471
                                                             Company
=================== ======================================== ================================= ============= =======================
1006410-000         Earles, Richard Dennis, et ux            Sonat Exploration                    3/12/98        646451 S-55/467
                                                             Company
=================== ======================================== ================================= ============= =======================
1006419-000         Taylor, Stephen Keith, et al             Sonat Exploration                    1/21/98        644601 P-55/345
                                                             Company
=================== ======================================== ================================= ============= =======================
1006736-001         Olivier, Kevin Paul                      Sonat Exploration                    3/12/98        646452 S-55/469
                                                             Company
=================== ======================================== ================================= ============= =======================
LA5000-01           Gary-Williams Production Co.
=================== ======================================== ================================= ============= =======================
LA5000-02           Gary-Williams Production Co.
=================== ======================================== ================================= ============= =======================
LA5001-01           Gary-Williams Production Co.                                                                     O-6/543
=================== ======================================== ================================= ============= =======================
LA5001-02           Gary-Williams Production Co.                                                                     O-6/543
=================== ======================================== ================================= ============= =======================
LA5002A-01          Gary-Williams Production Co.                                                                     P-6/605
=================== ======================================== ================================= ============= =======================
LA5002A-02          Gary-Williams Production Co.                                                                     P-6/605
=================== ======================================== ================================= ============= =======================
LA5002A-03          Gary-Williams Production Co.                                                                     P-6/605
=================== ======================================== ================================= ============= =======================
LA5002A-04          Gary-Williams Production Co.                                                                     P-6/605
=================== ======================================== ================================= ============= =======================
LA5002A-05          Gary-Williams Production Co.                                                                     P-6/605
=================== ======================================== ================================= ============= =======================
LA5002A-06          Gary-Williams Production Co.                                                                     P-6/605
=================== ======================================== ================================= ============= =======================
LA5002B-01          Gary-Williams Production Co.                                                                 158292 P-6/521
=================== ======================================== ================================= ============= =======================
LA5003-01           Gary-Williams Production Co.                                                                     P-6/329
=================== ======================================== ================================= ============= =======================
LA5003-02           Gary-Williams Production Co.                                                                     P-6/329
=================== ======================================== ================================= ============= =======================
LA5004-01           Gary-Williams Production Co.                                                                     O-6/528
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
LA5004-02           Gary-Williams Production Co.                                                                     O-6/528
=================== ======================================== ================================= ============= =======================
LA5005A-01          Gary-Williams Production Co.
=================== ======================================== ================================= ============= =======================
LA5005A-02          Gary-Williams Production Co.
=================== ======================================== ================================= ============= =======================
LA5005B-01          Gary-Williams Production Co.                                                                    W-41/554
=================== ======================================== ================================= ============= =======================
LA5005B-02          Gary-Williams Production Co.                                                                    W-41/554
=================== ======================================== ================================= ============= =======================
LA5005C-01          Gary-Williams Production Co.                                                                    W-41/849
=================== ======================================== ================================= ============= =======================
LA5005C-02          Gary-Williams Production Co.                                                                    W-41/849
=================== ======================================== ================================= ============= =======================
LA5006-01           Gary-Williams Production Co.                                                                     G-6/17
=================== ======================================== ================================= ============= =======================
LA5007-01           Gary-Williams Production Co.                                                                     E-6/161
=================== ======================================== ================================= ============= =======================
LA5008A             Gary-Williams Production Co.                                                                     X-52/76
=================== ======================================== ================================= ============= =======================
LA5008AA            Gary-Williams Production Co.                                                                    E-53/139
=================== ======================================== ================================= ============= =======================
LA5008AB            Gary-Williams Production Co.                                                                    E-53/136
=================== ======================================== ================================= ============= =======================
LA5008AC            Gary-Williams Production Co.                                                                    J-53/672
=================== ======================================== ================================= ============= =======================
LA5008AD            Gary-Williams Production Co.                                                                    J-53/684
=================== ======================================== ================================= ============= =======================
LA5008AE            Gary-Williams Production Co.                                                                    J-53/684
=================== ======================================== ================================= ============= =======================
LA5008AF            Gary-Williams Production Co.                                                                    J-53/675
=================== ======================================== ================================= ============= =======================
LA5008AG            Gary-Williams Production Co.                                                                    J-53/675
=================== ======================================== ================================= ============= =======================
LA5008B             Gary-Williams Production Co.                                                                     X-52/79
=================== ======================================== ================================= ============= =======================
LA5008C             Gary-Williams Production Co.                                                                     X-52/82
=================== ======================================== ================================= ============= =======================
LA5008D             Gary-Williams Production Co.                                                                     X-52/88
=================== ======================================== ================================= ============= =======================
LA5008E             Gary-Williams Production Co.                                                                     X-52/91
=================== ======================================== ================================= ============= =======================
LA5008F             Gary-Williams Production Co.                                                                     X-52/94
=================== ======================================== ================================= ============= =======================
LA5008G             Gary-Williams Production Co.                                                                    X-52/100
=================== ======================================== ================================= ============= =======================
LA5008H             Gary-Williams Production Co.                                                                    X-52/103
=================== ======================================== ================================= ============= =======================
LA5008I             Gary-Williams Production Co.                                                                    X-52/106
=================== ======================================== ================================= ============= =======================
LA5008J             Gary-Williams Production Co.                                                                     X-52/73
=================== ======================================== ================================= ============= =======================
LA5008K             Gary-Williams Production Co.                                                                    C-53/618
=================== ======================================== ================================= ============= =======================
LA5008L             Gary-Williams Production Co.                                                                    X-52/397
=================== ======================================== ================================= ============= =======================
LA5008M             Gary-Williams Production Co.                                                                    C-52/624
=================== ======================================== ================================= ============= =======================
LA5008N             Gary-Williams Production Co.                                                                     X-52/85
=================== ======================================== ================================= ============= =======================
LA5008O             Gary-Williams Production Co.                                                                    C-53/615
=================== ======================================== ================================= ============= =======================
LA5008P             Gary-Williams Production Co.                                                                    C-53/630
=================== ======================================== ================================= ============= =======================
LA5008Q             Gary-Williams Production Co.                                                                    C-53/636
=================== ======================================== ================================= ============= =======================
LA5008R             Gary-Williams Production Co.                                                                    C-53/627
=================== ======================================== ================================= ============= =======================
LA5008S             Gary-Williams Production Co.                                                                    C-53/633
=================== ======================================== ================================= ============= =======================
LA5008T             Gary-Williams Production Co.                                                                    C-53/621
=================== ======================================== ================================= ============= =======================
LA5008U             Gary-Williams Production Co.                                                                    D-53/390
=================== ======================================== ================================= ============= =======================
LA5008V             Gary-Williams Production Co.                                                                    D-53/381
=================== ======================================== ================================= ============= =======================
LA5008W             Gary-Williams Production Co.                                                                    D-53/387
=================== ======================================== ================================= ============= =======================
LA5008X             Gary-Williams Production Co.                                                                    D-53/378
=================== ======================================== ================================= ============= =======================
LA5008Y             Gary-Williams Production Co.                                                                    D-53/384
=================== ======================================== ================================= ============= =======================
LA5008Z             Gary-Williams Production Co.                                                                    D-53/375
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
# not               Olivier, Frances M. et al                Sonat Exploration                     35293     not available
available 02                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Taylor, Leon O.                          Sonat Exploration                     35293     not available
available 03                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Taylor, Ola Mae Hebert,                  Sonat Exploration                     35293     not available
available 04        usufructuary, et al                      Company
=================== ======================================== ================================= ============= =======================
# not               Griffith, Ella Marie Taylor, et al       Sonat Exploration                     35293     not available
available 05                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Hornsby, Jo Ann Carter,                  Sonat Exploration                     35334     not available
available 06        usufructuary, et al                      Company
=================== ======================================== ================================= ============= =======================
# not               Hornsby, Wava Stakes                     Sonat Exploration                     35293     not available
available 07                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby,             Sonat Exploration                     35293     not available
available 08        naked owner                              Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby              Sonat Exploration                     35293     not available
available 09                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Hornsby, Wava Stakes                     Sonat Exploration                     35361     not available
available 10                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Hornsby, Jo Ann Carter,                  Sonat Exploration                     35293     not available
available 11        usufructuary et al                       Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby,             Sonat Exploration                     35591     646325 S-55/199
available 12        naked owner                              Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby,             Sonat Exploration                     35591     646321 S-55/186
available 13        naked owner                              Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby,             Sonat Exploration                     35591     not available
available 14        naked owner                              Company
=================== ======================================== ================================= ============= =======================
# not               Robinson, Leo J. et ux                   Sonat Exploration                     35548     647053 T-55/440
available 15                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Stakes, Alan Dale                        Sonat Exploration                     35647     646319 S-55/178
available 16                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Stakes, Alan Dale                        Sonat Exploration                     35546     646327 S-55/207
available 17                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Woolman, Earl Leroy                      Sonat Exploration                     35522     646329 S-55/215
available 18                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Woolman, Earl Leroy                      Sonat Exploration                     35636     646328 S-55/211
available 19                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Faulk, Pauline Martha et al              Sonat Exploration                     35590     not available
available 20                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Faulk, Pauline Martha et al              Sonat Exploration                     35590     646335 S-55/241
available 21                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Tipton, Linda Lee                        Sonat Exploration                     35545     646320 S-55/182
available 23                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Tipton, Linda Lee                        Sonat Exploration                     35635     648104 V-55/242
available 24                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Thevis, Lionel E.                        Sonat Exploration                     35490     not available
available 25                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Thevis, Lionel E.                        Sonat Exploration                     35627     638592 D-55/31
available 26                                                 Company
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
# not               Olivier, Frances M. et al                Sonat Exploration                     35293     not available
available 02                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Taylor, Leon O.                          Sonat Exploration                     35293     not available
available 03                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Taylor, Ola Mae Hebert,                  Sonat Exploration                     35293     not available
available 04        usufructuary, et al                      Company
=================== ======================================== ================================= ============= =======================
# not               Griffith, Ella Marie Taylor, et al       Sonat Exploration                     35293     not available
available 05                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Hornsby, Jo Ann Carter,                  Sonat Exploration                     35334     not available
available 06        usufructuary, et al                      Company
=================== ======================================== ================================= ============= =======================
# not               Hornsby, Wava Stakes                     Sonat Exploration                     35293     not available
available 07                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby,             Sonat Exploration                     35293     not available
available 08        naked owner                              Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby              Sonat Exploration                     35293     not available
available 09                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Hornsby, Wava Stakes                     Sonat Exploration                     35361     not available
available 10                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Hornsby, Jo Ann Carter,                  Sonat Exploration                     35293     not available
available 11        usufructuary et al                       Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby,             Sonat Exploration                     35591     646325 S-55/199
available 12        naked owner                              Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby,             Sonat Exploration                     35591     646321 S-55/186
available 13        naked owner                              Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby,             Sonat Exploration                     35591     not available
available 14        naked owner                              Company
=================== ======================================== ================================= ============= =======================
# not               Robinson, Leo J. et ux                   Sonat Exploration                     35548     647053 T-55/440
available 15                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Stakes, Alan Dale                        Sonat Exploration                     35647     646319 S-55/178
available 16                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Stakes, Alan Dale                        Sonat Exploration                     35546     646327 S-55/207
available 17                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Woolman, Earl Leroy                      Sonat Exploration                     35522     646329 S-55/215
available 18                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Woolman, Earl Leroy                      Sonat Exploration                     35636     646328 S-55/211
available 19                                                 Company
=================== ======================================== ================================= ============= =======================
=================== ======================================== ================================= ============= =======================
# not               Duhon, Jeffery L.                        Sonat Exploration                     35293     not available
available 28                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Taylor, Ola Mae Hebert,                  Sonat Exploration                     35340     not available
available 29        usufructuary, et al                      Company
=================== ======================================== ================================= ============= =======================
910501-000          Hoffpauir, Juliana O. et al              Gary-Williams Production              34430     599969 D-52/72
                                                             Co.
=================== ======================================== ================================= ============= =======================
910774-000          Williams, Floyd                          Exxon Corporation                     32619     555883 D-48/650
=================== ======================================== ================================= ============= =======================
910776-000          Williams, Frederick C., et al            Humble Oil and Refining              4/1/46     193305 I-8/17
=================== ======================================== ================================= ============= =======================
910876-000          Habetz, Anna C. et al                    Exxon                                 30834     509336 U-42/138
=================== ======================================== ================================= ============= =======================
911436-000          Thevis, Marie O., et al                  Humble Oil & Refining                 16779     191509 H-8/244
=================== ======================================== ================================= ============= =======================
911481-000          Thevis, H. Joe                           Humble Oil & Refining                 16528     191508 C-8/428
=================== ======================================== ================================= ============= =======================
912127-000          Duhon, Bettie Rae Stakes,                Sonat Exploration                     35236     not available
                    usufructuary et al                       Company
=================== ======================================== ================================= ============= =======================
912129-000          Thevis, Edward et al                     Sonat Exploration                    6/20/96    625057 C-54/725
                                                             Company
=================== ======================================== ================================= ============= =======================
912133-000          Thevis, Lionel E.                        Sonat Exploration                    3/14/96    622593 Y-53/113
                                                             Company
=================== ======================================== ================================= ============= =======================
912134-000          Zaunbrecher, Rose Marie                  Sonat Exploration                    5/8/96     not available
                    Reiners                                  Company
=================== ======================================== ================================= ============= =======================
912443-000          Thevis, Edward                           Sonat Exploration                    4/3/96     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
912897-000          Stakes, Annie Richard,                   Sonat Exploration                     35293     not available
                    usufructuary, et al                      Company
=================== ======================================== ================================= ============= =======================
912902-000          Stakes, Mayonie S.,                      Sonat Exploration                     35293     not available
                    usufructuary (deceased), et al           Company
=================== ======================================== ================================= ============= =======================
913076-000          Faulk, Pauline Martha et al              Sonat Exploration                     35296     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
913078-000          Duhon, Bettie Rae Stakes,                Sonat Exploration                     35293     not available
                    usufructuary et al                       Company
=================== ======================================== ================================= ============= =======================
913082-000          Duncan, George Carwin, et al             Sonat Exploration                     35296     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1001601-000         Thevis, Ferdinand J. et al               Sonat Exploration                    2/28/97    V-54/233
                                                             Company
=================== ======================================== ================================= ============= =======================
1004512-000         C.B.R. Partnership/Cheryl P.             Sonat Exploration                     35523     not available
                    York                                     Company
=================== ======================================== ================================= ============= =======================
1004517-000         C.B.R. Partnership/Cheryl P.             Sonat Exploration                     35523     647052 T-55/436
                    York                                     Company
=================== ======================================== ================================= ============= =======================
1004518-000         C.B.R. Partnership/Cheryl P.             Sonat Exploration                     35523     647054 T-55/444
                    York                                     Company
=================== ======================================== ================================= ============= =======================
1004520-000         Prather, William N. Sr., et ux           Sonat Exploration                     35508     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004521-000         Prather, William N. Sr., et ux           Sonat Exploration                     35508     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004522-000         Prather, William N. Sr., et ux           Sonat Exploration                     35508     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004523-000         Hornsby, Jo Ann Carter,                  Sonat Exploration                     35517     646336 S-55/246
                    usufructuary, et al                      Company
=================== ======================================== ================================= ============= =======================
1004524-000         Hornsby, Jo Ann Carter,                  Sonat Exploration                     35517     646334 S-55/236
                    usufructuary, et al                      Company
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
# not               Olivier, Frances M. et al                Sonat Exploration                     35293     not available
available 02                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Taylor, Leon O.                          Sonat Exploration                     35293     not available
available 03                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Taylor, Ola Mae Hebert,                  Sonat Exploration                     35293     not available
available 04        usufructuary, et al                      Company
=================== ======================================== ================================= ============= =======================
# not               Griffith, Ella Marie Taylor, et al       Sonat Exploration                     35293     not available
available 05                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Hornsby, Jo Ann Carter,                  Sonat Exploration                     35334     not available
available 06        usufructuary, et al                      Company
=================== ======================================== ================================= ============= =======================
# not               Hornsby, Wava Stakes                     Sonat Exploration                     35293     not available
available 07                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby,             Sonat Exploration                     35293     not available
available 08        naked owner                              Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby              Sonat Exploration                     35293     not available
available 09                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Hornsby, Wava Stakes                     Sonat Exploration                     35361     not available
available 10                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Hornsby, Jo Ann Carter,                  Sonat Exploration                     35293     not available
available 11        usufructuary et al                       Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby,             Sonat Exploration                     35591     646325 S-55/199
available 12        naked owner                              Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby,             Sonat Exploration                     35591     646321 S-55/186
available 13        naked owner                              Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby,             Sonat Exploration                     35591     not available
available 14        naked owner                              Company
=================== ======================================== ================================= ============= =======================
# not               Robinson, Leo J. et ux                   Sonat Exploration                     35548     647053 T-55/440
available 15                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Stakes, Alan Dale                        Sonat Exploration                     35647     646319 S-55/178
available 16                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Stakes, Alan Dale                        Sonat Exploration                     35546     646327 S-55/207
available 17                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Woolman, Earl Leroy                      Sonat Exploration                     35522     646329 S-55/215
available 18                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Woolman, Earl Leroy                      Sonat Exploration                     35636     646328 S-55/211
available 19                                                 Company
=================== ======================================== ================================= ============= =======================
=================== ======================================== ================================= ============= =======================
# not               Duhon, Jeffery L.                        Sonat Exploration                     35293     not available
available 28                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Taylor, Ola Mae Hebert,                  Sonat Exploration                     35340     not available
available 29        usufructuary, et al                      Company
=================== ======================================== ================================= ============= =======================
910501-000          Hoffpauir, Juliana O. et al              Gary-Williams Production              34430     599969 D-52/72
                                                             Co.
=================== ======================================== ================================= ============= =======================
910774-000          Williams, Floyd                          Exxon Corporation                     32619     555883 D-48/650
=================== ======================================== ================================= ============= =======================
910776-000          Williams, Frederick C., et al            Humble Oil and Refining              4/1/46     193305 I-8/17
=================== ======================================== ================================= ============= =======================
910876-000          Habetz, Anna C. et al                    Exxon                                 30834     509336 U-42/138
=================== ======================================== ================================= ============= =======================
911436-000          Thevis, Marie O., et al                  Humble Oil & Refining                 16779     191509 H-8/244
=================== ======================================== ================================= ============= =======================
911481-000          Thevis, H. Joe                           Humble Oil & Refining                 16528     191508 C-8/428
=================== ======================================== ================================= ============= =======================
912127-000          Duhon, Bettie Rae Stakes,                Sonat Exploration                     35236     not available
                    usufructuary et al                       Company
=================== ======================================== ================================= ============= =======================
912129-000          Thevis, Edward et al                     Sonat Exploration                    6/20/96    625057 C-54/725
                                                             Company
=================== ======================================== ================================= ============= =======================
912133-000          Thevis, Lionel E.                        Sonat Exploration                    3/14/96    622593 Y-53/113
                                                             Company
=================== ======================================== ================================= ============= =======================
912134-000          Zaunbrecher, Rose Marie                  Sonat Exploration                    5/8/96     not available
                    Reiners                                  Company
=================== ======================================== ================================= ============= =======================
912443-000          Thevis, Edward                           Sonat Exploration                    4/3/96     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
912897-000          Stakes, Annie Richard,                   Sonat Exploration                     35293     not available
                    usufructuary, et al                      Company
=================== ======================================== ================================= ============= =======================
912902-000          Stakes, Mayonie S.,                      Sonat Exploration                     35293     not available
                    usufructuary (deceased), et al           Company
=================== ======================================== ================================= ============= =======================
913076-000          Faulk, Pauline Martha et al              Sonat Exploration                     35296     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
913078-000          Duhon, Bettie Rae Stakes,                Sonat Exploration                     35293     not available
                    usufructuary et al                       Company
=================== ======================================== ================================= ============= =======================
913082-000          Duncan, George Carwin, et al             Sonat Exploration                     35296     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1001601-000         Thevis, Ferdinand J. et al               Sonat Exploration                    2/28/97    V-54/233
                                                             Company
=================== ======================================== ================================= ============= =======================
1004512-000         C.B.R. Partnership/Cheryl P.             Sonat Exploration                     35523     not available
                    York                                     Company
=================== ======================================== ================================= ============= =======================
1004517-000         C.B.R. Partnership/Cheryl P.             Sonat Exploration                     35523     647052 T-55/436
                    York                                     Company
=================== ======================================== ================================= ============= =======================
1004518-000         C.B.R. Partnership/Cheryl P.             Sonat Exploration                     35523     647054 T-55/444
                    York                                     Company
=================== ======================================== ================================= ============= =======================
1004520-000         Prather, William N. Sr., et ux           Sonat Exploration                     35508     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004521-000         Prather, William N. Sr., et ux           Sonat Exploration                     35508     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004522-000         Prather, William N. Sr., et ux           Sonat Exploration                     35508     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
=================== ======================================== ================================= ============= =======================
1004527-000         Hornsby, Jo Ann Carter,                  Sonat Exploration                     35517     646333 S-55/232
                    usufructuary, et al                      Company
=================== ======================================== ================================= ============= =======================
1004529-000         Meyers, Henry L.                         Sonat Exploration                     35517     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004531-000         Meyers, Conrad J.                        Sonat Exploration                     35689     not recorded
                                                             Company
=================== ======================================== ================================= ============= =======================
1004533-000         Meyers, Henry L.                         Sonat Exploration                     35689     not recorded
                                                             Company
=================== ======================================== ================================= ============= =======================
1004557-000         Stakes, Annie Richard et al              Sonat Exploration                     35508     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004559-000         Stakes, Annie Richard et al              Sonat Exploration                     35508     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004560-000         Stakes, Annie Richard et al              Sonat Exploration                     35508     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004564-000         C.B.R. Partnership/J. Randall            Sonat Exploration                     35586     not available
                    Prather                                  Company
=================== ======================================== ================================= ============= =======================
1004566-000         C.B.R. Partnership/J. Randall            Sonat Exploration                     35586     646331 S-55/224
                    Prather                                  Company
=================== ======================================== ================================= ============= =======================
1004567-000         C.B.R. Partnership/J. Randall            Sonat Exploration                     35586     646326 S-55/203
                    Prather                                  Company
=================== ======================================== ================================= ============= =======================
1004568-000         C.B.R. Partnership/William N.            Sonat Exploration                     35508     not available
                    Prather, Jr.                             Company
=================== ======================================== ================================= ============= =======================
1004570-000         C.B.R. Partnership/William N.            Sonat Exploration                     35508     646330 S-55/220
                    Prather, Jr.                             Company
=================== ======================================== ================================= ============= =======================
1004572-000         C.B.R. Partnership/William N.            Sonat Exploration                     35508     646332 S-55/228
                    Prather, Jr.                             Company
=================== ======================================== ================================= ============= =======================
1004577-000         C.B.R. Partnership                       Sonat Exploration                     35565     638157 B-55/647
                                                             Company
=================== ======================================== ================================= ============= =======================
1004578-000         Prather, William N. Sr., et ux           Sonat Exploration                     35592     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004581-000         Prather, William N.                      Sonat Exploration                     35508     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004582-000         Prather, William N.                      Sonat Exploration                     35592     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004586-000         Thevis, James T. Sr.                     Sonat Exploration                     35590     638158 B-55/650
                                                             Company
=================== ======================================== ================================= ============= =======================
1004588-000         C.B.R. Partnership                       Sonat Exploration                     35565     638156 B-55/644
                                                             Company
=================== ======================================== ================================= ============= =======================
1004589-000         C.B.R. Partnership                       Sonat Exploration                     35565     638155 B-55/641
                                                             Company
=================== ======================================== ================================= ============= =======================
1004590-000         Ohlenforst, John F.                      Sonat Exploration                     35580     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004593-000         Habetz, Rita V. Ohlenforst               Sonat Exploration                     35611     638593 D-55/34
                                                             Company
=================== ======================================== ================================= ============= =======================
1004601-000         Thevis, Ferdinand J. et al               Sonat Exploration                     35488     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004859-000         C.B.R. Partnership/William N.            Sonat Exploration                     35689     not recorded
                    Prather, Jr.                             Company
=================== ======================================== ================================= ============= =======================

     LEASE NO.                  LESSOR / GRANTOR                     LESSEE / GRANTEE              DATE             RECORDING
=================== ======================================== ================================= ============= =======================
1004589-000         C.B.R. Partnership                       Sonat Exploration                     35565     638155 B-55/641
                                                             Company
=================== ======================================== ================================= ============= =======================
1004590-000         Ohlenforst, John F.                      Sonat Exploration                     35580     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
# not               Hornsby, Jo Ann Carter,                  Sonat Exploration                     35334     not available
available 06        usufructuary, et al                      Company
=================== ======================================== ================================= ============= =======================
# not               Hornsby, Wava Stakes                     Sonat Exploration                     35293     not available
available 07                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby,             Sonat Exploration                     35293     not available
available 08        naked owner                              Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby              Sonat Exploration                     35293     not available
available 09                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Hornsby, Wava Stakes                     Sonat Exploration                     35361     not available
available 10                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Hornsby, Jo Ann Carter,                  Sonat Exploration                     35293     not available
available 11        usufructuary et al                       Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby,             Sonat Exploration                     35591     646325 S-55/199
available 12        naked owner                              Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby,             Sonat Exploration                     35591     646321 S-55/186
available 13        naked owner                              Company
=================== ======================================== ================================= ============= =======================
# not               Meche, Robin Carter Hornsby,             Sonat Exploration                     35591     not available
available 14        naked owner                              Company
=================== ======================================== ================================= ============= =======================
# not               Robinson, Leo J. et ux                   Sonat Exploration                     35548     647053 T-55/440
available 15                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Stakes, Alan Dale                        Sonat Exploration                     35647     646319 S-55/178
available 16                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Stakes, Alan Dale                        Sonat Exploration                     35546     646327 S-55/207
available 17                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Woolman, Earl Leroy                      Sonat Exploration                     35522     646329 S-55/215
available 18                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Woolman, Earl Leroy                      Sonat Exploration                     35636     646328 S-55/211
available 19                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Duhon, Jeffery L.                        Sonat Exploration                     35293     not available
available 28                                                 Company
=================== ======================================== ================================= ============= =======================
# not               Taylor, Ola Mae Hebert,                  Sonat Exploration                     35340     not available
available 29        usufructuary, et al                      Company
=================== ======================================== ================================= ============= =======================
910501-000          Hoffpauir, Juliana O. et al              Gary-Williams Production              34430     599969 D-52/72
                                                             Co.
=================== ======================================== ================================= ============= =======================
910774-000          Williams, Floyd                          Exxon Corporation                     32619     555883 D-48/650
=================== ======================================== ================================= ============= =======================
910776-000          Williams, Frederick C., et al            Humble Oil and Refining              4/1/46     193305 I-8/17
=================== ======================================== ================================= ============= =======================
910876-000          Habetz, Anna C. et al                    Exxon                                 30834     509336 U-42/138
=================== ======================================== ================================= ============= =======================
911436-000          Thevis, Marie O., et al                  Humble Oil & Refining                 16779     191509 H-8/244
=================== ======================================== ================================= ============= =======================
911481-000          Thevis, H. Joe                           Humble Oil & Refining                 16528     191508 C-8/428
=================== ======================================== ================================= ============= =======================
912127-000          Duhon, Bettie Rae Stakes,                Sonat Exploration                     35236     not available
                    usufructuary et al                       Company
=================== ======================================== ================================= ============= =======================
912129-000          Thevis, Edward et al                     Sonat Exploration                    6/20/96    625057 C-54/725
                                                             Company
=================== ======================================== ================================= ============= =======================
912133-000          Thevis, Lionel E.                        Sonat Exploration                    3/14/96    622593 Y-53/113
                                                             Company
=================== ======================================== ================================= ============= =======================
912134-000          Zaunbrecher, Rose Marie                  Sonat Exploration                    5/8/96     not available
                    Reiners                                  Company
=================== ======================================== ================================= ============= =======================
912443-000          Thevis, Edward                           Sonat Exploration                    4/3/96     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
912897-000          Stakes, Annie Richard,                   Sonat Exploration                     35293     not available
                    usufructuary, et al                      Company
=================== ======================================== ================================= ============= =======================
912902-000          Stakes, Mayonie S.,                      Sonat Exploration                     35293     not available
                    usufructuary (deceased), et al           Company
=================== ======================================== ================================= ============= =======================
913076-000          Faulk, Pauline Martha et al              Sonat Exploration                     35296     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
913078-000          Duhon, Bettie Rae Stakes,                Sonat Exploration                     35293     not available
                    usufructuary et al                       Company
=================== ======================================== ================================= ============= =======================
913082-000          Duncan, George Carwin, et al             Sonat Exploration                     35296     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1001601-000         Thevis, Ferdinand J. et al               Sonat Exploration                    2/28/97    V-54/233
                                                             Company
=================== ======================================== ================================= ============= =======================
1004512-000         C.B.R. Partnership/Cheryl P.             Sonat Exploration                     35523     not available
                    York                                     Company
=================== ======================================== ================================= ============= =======================
1004517-000         C.B.R. Partnership/Cheryl P.             Sonat Exploration                     35523     647052 T-55/436
                    York                                     Company
=================== ======================================== ================================= ============= =======================
1004518-000         C.B.R. Partnership/Cheryl P.             Sonat Exploration                     35523     647054 T-55/444
                    York                                     Company
=================== ======================================== ================================= ============= =======================
1004520-000         Prather, William N. Sr., et ux           Sonat Exploration                     35508     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004521-000         Prather, William N. Sr., et ux           Sonat Exploration                     35508     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004522-000         Prather, William N. Sr., et ux           Sonat Exploration                     35508     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004527-000         Hornsby, Jo Ann Carter,                  Sonat Exploration                     35517     646333 S-55/232
                    usufructuary, et al                      Company
=================== ======================================== ================================= ============= =======================
1004529-000         Meyers, Henry L.                         Sonat Exploration                     35517     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004531-000         Meyers, Conrad J.                        Sonat Exploration                     35689     not recorded
                                                             Company
=================== ======================================== ================================= ============= =======================
1004533-000         Meyers, Henry L.                         Sonat Exploration                     35689     not recorded
                                                             Company
=================== ======================================== ================================= ============= =======================
1004557-000         Stakes, Annie Richard et al              Sonat Exploration                     35508     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004559-000         Stakes, Annie Richard et al              Sonat Exploration                     35508     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004560-000         Stakes, Annie Richard et al              Sonat Exploration                     35508     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004564-000         C.B.R. Partnership/J. Randall            Sonat Exploration                     35586     not available
                    Prather                                  Company
=================== ======================================== ================================= ============= =======================
1004566-000         C.B.R. Partnership/J. Randall            Sonat Exploration                     35586     646331 S-55/224
                    Prather                                  Company
=================== ======================================== ================================= ============= =======================
1004567-000         C.B.R. Partnership/J. Randall            Sonat Exploration                     35586     646326 S-55/203
                    Prather                                  Company
=================== ======================================== ================================= ============= =======================
1004568-000         C.B.R. Partnership/William N.            Sonat Exploration                     35508     not available
                    Prather, Jr.                             Company
=================== ======================================== ================================= ============= =======================
1004570-000         C.B.R. Partnership/William N.            Sonat Exploration                     35508     646330 S-55/220
                    Prather, Jr.                             Company
=================== ======================================== ================================= ============= =======================
1004572-000         C.B.R. Partnership/William N.            Sonat Exploration                     35508     646332 S-55/228
                    Prather, Jr.                             Company
=================== ======================================== ================================= ============= =======================
1004577-000         C.B.R. Partnership                       Sonat Exploration                     35565     638157 B-55/647
                                                             Company
=================== ======================================== ================================= ============= =======================
1004578-000         Prather, William N. Sr., et ux           Sonat Exploration                     35592     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
1004581-000         Prather, William N.                      Sonat Exploration                     35508     not available
                                                             Company
=================== ======================================== ================================= ============= =======================
LA3005              Habetz, H. Joseph                        Humble Oil & Refining                 13852     not available
=================== ======================================== ================================= ============= =======================
LA3007              Ohlenforst, Anton                        Humble Oil & Refining                 13795     not available
=================== ======================================== ================================= ============= =======================
LA3008              Ohlenforst, John F.                      Exxon                                 33130     566884 G-49/93
=================== ======================================== ================================= ============= =======================
LA3009              Reiners, Anna Berken et al               Humble Oil & Refining                 23719     350274 J-24/603
=================== ======================================== ================================= ============= =======================
LA3010              Reiners, John Herman                     Humble Oil & Refining                 25870     389428 X-28/558
=================== ======================================== ================================= ============= =======================
LA3011              Reiners, Mrs. P. J. et al                Humble Oil & Refining                 13850     not available
=================== ======================================== ================================= ============= =======================
LA3012              Stakes, J. B. et al                      Humble Oil & Refining                 13823     138870
=================== ======================================== ================================= ============= =======================
LA3013              Thevis, Herbard J.                       Humble Oil & Refining                 13804     not available
=================== ======================================== ================================= ============= =======================
LA3014              Hoffpauir, Antonia J. Thevis et al       Exxon                                 32646     not available
=================== ======================================== ================================= ============= =======================
LA3015              Williams, Floyd                          Humble Oil & Refining                 13800     not available
=================== ======================================== ================================= ============= =======================
LA3018              Reiners, Anna Helena et al               Olin Gas Transmission                 20432     not available
                                                             Corp.
=================== ======================================== ================================= ============= =======================
LA3020              Hornsby, Jo Ann C.                       Gary-Williams Production              34764     not available
                                                             Co.
=================== ======================================== ================================= ============= =======================
LA3021              Marmino, Paul Jr. et al                  Gary-Williams Production Co.          34710     not available
=================== ======================================== ================================= ============= =======================

                EXHIBIT C - PIPELINES AND OTHER PERSONAL PROPERTY
                    TO THE PURCHASE AND SALE AGREEMENT DATED
                               SEPTEMBER 17, 1998,
               BY AND BETWEEN SONAT EXPLORATION COMPANY AS SELLER
                           AND TEXOIL, INC., AS BUYER


RODRIGUEZ (LAREDO)

4.1 Sonat Texas Gathering Company Pipeline (formerly Webco Pipeline Company) gathering line and metering station located in the Jose A. Nasario (A-250), Todeo Sanchez (A-472), Jose B. Chapa (A-410), L. Salinas (A473),
      R. H. Rains (A-594), and Jose M. Diaz (A-546) surveys in Webb County, Texas, equipped as follows:

      (a) 15,001' of 6 5/8" 0.279" Wall H-40 Steel Pipe Coated and Wrapped, installed in 1975.

      (b) 5,511' of 6 5/8" 0.219" Wall X-52 Steel Pipe Coated and Wrapped, installed in 1985.

      (c) 6,710' of 4 1/2" 0.237 Wall X-42 Steel Pipe Coated and Wrapped, installed in 1988.

      (d)   6,725' of 4" 0.237" Wall TGFIII Coated and Wrapped, installed in
            1997.

      (e) Cathodic Protection by one 30 Volt, 18 amp air cooled universal rectifier unit with ten (10) 4 X 80 graphite anodes.

      (f) One 24" X & 6" vertical three phase low pressure separator (serial #85-2103C).

      (g) One 30" X 10' vertical two phase high pressure separator (serial #36111).

      (h)   One 210 Bbl steel tank (serial #8132501).

      (i)   One 24" X 25' Tyson reconditioned dehy tower (serial #1136).

      (j)   One Floeco 200 BTU regen unit (serial #29233).

      (k)   One 18" X 4' horizontal pump gas separator (serial #82779).

      (l)   One Camco 2.067 meter run (serial #EY00202).

      (m)   One Barton 202E three pen recorder (serial #337728).

      (n)   One Daniels 4.026 meter run (serial #89040075).

      (o)   One Camco 2.067 meter run (serial #E20059).

      (p)   Various valves, fittings and connections.

NORTH CROWLEY

4.1   North Crowley Compressor Station

      (a)   Clark RA-8 800 HP two stage compressor (unit #25755).

      (b)   Clark RA-8 800 HP two stage compressor (unit #25756).

4.3   North Crowley Gas Lift

      (a)   White Superior 415 HP one stage compressor (unit #65598).

      (b)   Chicago Pneu 415 HP one stage compressor (unit #64404).

                                    EXHIBIT D
                         PREFERENTIAL RIGHTS TO PURCHASE

                                                                                                                 NOTICE
  FIELD                    INSTRUMENT TYPE                 DATE                 PARTY                            PERIOD
======================================================= ========== ========================================= =================
Bonebrake                  None
======================================================= ========== ========================================= =================

======================================================= ========== ========================================= =================
Duval County
Ranch                      None
======================================================= ========== ========================================= =================

======================================================= ========== ========================================= =================
Loma Novia East           Operating Agreement             11/30/95 Triana Exploration Company                10 days
======================================================= ========== ========================================= =================
                          Operating Agreement             11/30/95 Pioneer Natural Resources U.S.A., Ltd.    10 days
======================================================= ========== ========================================= =================

======================================================= ========== ========================================= =================
Neale                      None
======================================================= ========== ========================================= =================

======================================================= ========== ========================================= =================
North Crowley              Purchase & Sale Agreement       10/1/95 Gary-Williams Production Company          30 days
======================================================= ========== ========================================= =================
                           Purchase & Sale Agreement               Paul B. Melnychenko d/b/a St. Croix
                                                           10/1/95 Exploration Co.                           30 days
======================================================= ========== ========================================= =================
                           Purchase & Sale Agreement       10/1/95 The Armstron Corporation                  30 days
======================================================= ========== ========================================= =================
                           Purchase & Sale Agreement       10/1/95 Ichor Exploration, Inc.                   30 days
======================================================= ========== ========================================= =================
                           Assignment                     12/14/95 Gary-Williams Production Company          30 days
======================================================= ========== ========================================= =================
                           Assignment                     12/14/95 Paul B. Melnychenko d/b/a St. Croix
                                                                   Exploration Co.                           30 days
======================================================= ========== ========================================= =================
                           Assignment                     12/14/95 The Armstron Corporation                  30 days
======================================================= ========== ========================================= =================
                           Assignment                     12/14/95 Ichor Exploration, Inc.                   30 days
======================================================= ========== ========================================= =================
                           Operating Agreement             10/1/95 Gary-Williams Production Company          10 days
======================================================= ========== ========================================= =================
                           Operating Agreement                     Paul B. Melnychenko d/b/a St. Croix
                                                           10/1/95 Exploration Co.                           10 days
======================================================= ========== ========================================= =================
                           Operating Agreement             10/1/95 The Armstron Corporation                  10 days
======================================================= ========== ========================================= =================
                           Operating Agreement             10/1/95 Ichor Exploration, Inc.                   10 days
======================================================= ========== ========================================= =================

======================================================= ========== ========================================= =================
North Chocolate                                            12/16/9
Bayou                      Area of Mutual Interest               4 Gaither Petroleum Corporation             15 days
======================================================= ========== ========================================= =================
                            rea of Mutual Interest         12/16/9
                           A                                     4 Brock Oil and Gas Corporation             15 days
======================================================= ========== ========================================= =================

======================================================= ========== ========================================= =================
Rodriguez (Laredo)         None
======================================================= ========== ========================================= =================

======================================================= ========== ========================================= =================
South Kaspar               Operating Agreement              9/8/92 Nortex Corporation                        10 days
======================================================= ========== ========================================= =================
                           Operating Agreement              9/8/92 Tepee Petroleum Company, Inc.             10 days
======================================================= ========== ========================================= =================
                           Operating Agreement              9/8/92 Piseco Oil & Gas, Inc.                    10 days
======================================================= ========== ========================================= =================
                           Operating Agreement              9/8/92 Roemer-Swanson Energy Corp.               10 days
======================================================= ========== ========================================= =================

             PREFERENTIAL RIGHTS TO PURCHASE (CONTINUED FROM PAGE 1)

                                                                                                           NOTICE
      FIELD                   INSTRUMENT TYPE            DATE                  PARTY                       PERIOD
====================================================== ========== ==================================== =================
South Kaspar
(cont.)                    Operating Agreement             9/8/92 Midwest Resources 96-01 O & G        10 days
====================================================== ========== ==================================== =================
                           Operating Agreement             9/8/92 Midwest Resources 98-01 O & G        10 days
====================================================== ========== ==================================== =================
South Picoso               None
====================================================== ========== ==================================== =================
Yorktown, South            None
====================================================== ========== ==================================== =================

                               CONSENTS TO ASSIGN

                                                                                                                         NOTICE
  FIELD                   INSTRUMENT TYPE / FILE #           DATE                 PARTY OR PROPERTY                      PERIOD
========================================================== ========== =============================================== ==============
Bonebrake
========================================================== ========== =============================================== ==============

========================================================== ========== =============================================== ==============
Duval County                                                          F. Michael Speed, Trustee for the State of
Ranch                      Farmout Agreement                  3/19/94 Texas                                           n/a
========================================================== ========== =============================================== ==============
                           Farmout Agreement                          F. Michael Speed, Trustee for the State of
                                                              3/19/92 Texas                                           n/a
========================================================== ========== =============================================== ==============
                           Farmout Agreement                  11/5/93 Exxon Company, U.S.A.                           n/a
========================================================== ========== =============================================== ==============
                           Agreement                           1/1/92 Manges Liquidating Trust                        n/a
========================================================== ========== =============================================== ==============
                           Oil & Gas Lease 906600-002          1/1/92 Exxon Company, U.S.A.                           n/a
========================================================== ========== =============================================== ==============
                           Oil & Gas Lease 908761-000         5/15/94 Texaco Exploration & Production                 n/a
========================================================== ========== =============================================== ==============
                           Oil & Gas Lease 908790-000         1/25/95 Texaco Exploration & Production                 n/a
========================================================== ========== =============================================== ==============
                           Oil & Gas Lease 906672-000         1/22/92 Texaco Exploration & Production                 n/a
========================================================== ========== =============================================== ==============
                           Gas Purchase Contract #4079        10/1/94 Tejas (366 A-10C&T, 366 A-11, 54-6C&T)          n/a
========================================================== ========== =============================================== ==============
                           Gas Purchase Contract #4077        11/1/94 PG&E Texas (Valero) (all Other DCRC Wells)      n/a
========================================================== ========== =============================================== ==============

========================================================== ========== =============================================== ==============
Loma Novia East            Oil & Gas Lease 910284-000          1/1/94 Leo J. Welder, et al                            n/a
========================================================== ========== =============================================== ==============
                           Oil & Gas Lease 910442-000         6/12/57 Bess Kaplan & State of Texas                    n/a
========================================================== ========== =============================================== ==============
                           Oil & Gas Lease 910444-000         6/20/57 Jane S. Mayer & State of Texas                  n/a
========================================================== ========== =============================================== ==============
                           Oil & Gas Lease 913340-002        10/17/96 Mattie R. Claflin, Agent for State of Texas     n/a
========================================================== ========== =============================================== ==============

========================================================== ========== =============================================== ==============
Neale                      Environmental Permit
                           0320-00031-00                     11/26/97 Neale Central Production Facility               n/a
========================================================== ========== =============================================== ==============
                           Environmental Permit
                           0320-00027-01                      12/4/97 Neale Gas Processing Facility                   n/a
========================================================== ========== =============================================== ==============
                           Environmental Permit              11/26/97 Frazar Production Facility                      n/a
                           0320-00032-00
========================================================== ========== =============================================== ==============

                   CONSENTS TO ASSIGN (CONTINUED FROM PAGE 2)

                                                                                                                          NOTICE
      FIELD                   INSTRUMENT TYPE / FILE #                  DATE              PARTY OR PROPERTY               PERIOD
==================================================================== ========== ===================================== ==============
Neale (cont.)              Environmental Permit
                           0320-00033-00                                12/4/97 Neale Sales Point Facility            n/a
==================================================================== ========== ===================================== ==============
                           Meter Facility Agreement #4584               1/24/97 Trunkline                             n/a
==================================================================== ========== ===================================== ==============
                           Oil and Gas Lease 910574-000                 8/17/38 Musser-Davis Land Company             n/a
==================================================================== ========== ===================================== ==============
                           Surface Lease Agmt.
                           913542-000                                   5/29/97 Musser-Davis Land Company             n/a
==================================================================== ========== ===================================== ==============
                           Surface Lease Agmt.
                           1001480-000                                   2/1/97 Musser-Davis Land Company             n/a
==================================================================== ========== ===================================== ==============

==================================================================== ========== ===================================== ==============

==================================================================== ========== ===================================== ==============
North Crowley              Seismic License                             12/14/95 Gary-Williams Production Company      n/a
==================================================================== ========== ===================================== ==============
                           Purchase & Sale Agreement                    10/1/95 Gary-Williams Production Company      30 days
==================================================================== ========== ===================================== ==============
                           Purchase & Sale Agreement                            Paul B. Melnychenko d/b/a St. Croix
                                                                        10/1/95 Exploration Co.                       30 days
==================================================================== ========== ===================================== ==============
                           Purchase & Sale Agreement                    10/1/95 The Armstron Corporation              30 days
==================================================================== ========== ===================================== ==============
                           Purchase & Sale Agreement                    10/1/95 Ichor Exploration, Inc.               30 days
==================================================================== ========== ===================================== ==============
                           Environmental Permit                                 Thevis/Stakes Battery and Compressor
                           0040-00064-V0                                 5/2/97 Station                               n/a
==================================================================== ========== ===================================== ==============
                           Environmental Permit
                           0040-00039-01                                 8/2/95 Sales Gas Dehydration Station         n/a
==================================================================== ========== ===================================== ==============
                           Environmental Permit
                           0040-00063-00                                7/14/94 North Crowley Field Tank Batteries    n/a
==================================================================== ========== ===================================== ==============

==================================================================== ========== ===================================== ==============
North Chocolate
Bayou                      Oil & Gas Lease 907990-002                   9/14/94 Frost National Bank, Trustee          n/a
==================================================================== ========== ===================================== ==============
                           Oil & Gas Lease 907998-000                   1/11/94 Missouri Improvement Company          n/a
==================================================================== ========== ===================================== ==============

==================================================================== ========== ===================================== ==============
Rodriguez (Laredo)         Pipeline Lease #4949                         6/15/97 Delhi Gas Pipeline                    n/a
==================================================================== ========== ===================================== ==============

==================================================================== ========== ===================================== ==============
South Kaspar               Gas Purchase Contract #5183                   2/1/96 Shell / Tejas Texas Gas Plants LP     n
==================================================================== ========== ===================================== ==============

==================================================================== ========== ===================================== ==============
South Picoso               Oil & Gas Lease 906520-001                   5/22/93 Mobil Producing Texas & New mexico    n/a
==================================================================== ========== ===================================== ==============
                           Oil & Gas Lease 906520-002                   4/30/93 G. B. Minerals, Ltd.                  n/a
==================================================================== ========== ===================================== ==============

==================================================================== ========== ===================================== ==============
Yorktown, South            none
==================================================================== ========== ===================================== ==============

                                    EXHIBIT E
                       To The Purchase and Sale Agreement
                           Dated _____ September, 1998

               by and between Sonat Exploration Company as Seller
                            and Texoil, Inc. as Buyer

LITIGATION

           None

CLAIMS AND DEMANDS

           DCR - Killam Investments, Ltd. claims to own the Mangas pipeline and has asserted a claim for past transportation fees. It is Sonat's position that the lease from the Manges Liquidating Trust included these assets.

           North Crowley Field.

      1. Oral demand by Henry Meyer (tenant farmer) for surface damages allegedly resulting from an oil spill occurring in 1997 on the N/E 4 of Section 33, T8S-R1, Acadia Parish, La.

      2. On September 2, 1998, a gathering line broke and spilled 10 gallons of condensate. Sonat has remediated the ground. To date, Sonat has not received a claim for damages resulting from the spill.

      3. On September 9, 1998, approximately 10 barrels of crude oil were spilled near the LACT facility. To date, Sonat has not received a claim for damages resulting from the spill.

ADMINISTRATIVE PROCEEDINGS

           None

LITIGATION TO BE RETAINED BY SELLER

      DEASE V. SONAT EXPLORATION COMPANY, C98-47, 36th Judicial District Court, Beauregard Parish, Louisiana, filed January 27, 1998. Plaintiff, an employee of Justiss Drilling, broke his ankle dismounting a forklift owned by Industrial Lift Truck, while working on Rig #41 at Neale Field.

      PERRY V. SONAT, Cause # 71,672, 15th Judicial District Court, Parish of Acadia, Louisiana, filed June 24, 1997. Plaintiff, an employee of JLM construction, was hurt when a heater-treater rolled over his ankle at North Crowley Field. Co-defendants have assumed Sonat's defense pursuant to the Blanket Service Contract.

                                    EXHIBIT F

          Attached to and made a part of that certain Purchase and Sale
      Agreement dated September ___, 1998, by and between Sonat Exploration
              Company and Sonat Texas Gathering Company ("Seller"),
                           and Texoil, Inc. ("Buyer").


COUNTY OF _______                         ss.

STATE OF _________                        ss.

Return recorded original to:               Mail tax notices to:

Texoil, Inc.                               Texoil, Inc.
110 Cypress Station Drive                  110 Cypress Station Drive
Suite 220                                  Suite 220
Houston, Texas 77090-1629                  Houston, Texas 77090-1629

                     ASSIGNMENT, BILL OF SALE AND CONVEYANCE

           THIS ASSIGNMENT ("Assignment"), dated as of the __th day of October, 1998, but effective 7:00 a.m. as of April 1, 1998 ("Effective Date"), is from SONAT EXPLORATION COMPANY, a Delaware corporation and Sonat Texas Gathering Company, a Delaware corporation, whose address is 4 Greenway Plaza, Houston, Texas 77046 ("Assignor"), and Texoil, Inc. a Nevada corporation, whose address 110 Cypress Station Drive, Suite 220, Houston, Texas 77090-1629 ("Assignee").

           FOR TEN DOLLARS ($10.00) cash, and other good, valuable and sufficient consideration received by Assignor, the receipt of which is hereby acknowledged, Assignor has granted, conveyed, sold, bargained, assigned and delivered, and by these presents does hereby grant, convey, sell, bargain, assign and deliver unto Assignee (a) all of Assignor's interest in and to the oil and gas properties described on Exhibits "A" (Wells and Units), "B" (Leases, Rights of Way and Easements) and "C" (Pipelines and Other Personal Property) (each such property set forth on such exhibits referred to herein individually as a "Property" and collectively as the "Properties"), and (b) any other right, title and interest of such Assignor in and to the Properties, together with all rights, titles, interests, tenements, hereditaments, appurtenances, benefits and privileges of Assignor attributable to each Property, including, without limitation, (i) all right, title and interest of Assignor to the oil, gas and other minerals produced from or otherwise attributable to each Property, (ii) all rights, privileges, benefits and powers of such Assignor with respect to the use and occupation of the surface of, and the subsurface depths under, the land covered by each Property which may be necessary, convenient or incidental to the possession and enjoyment of such Property, (iii) all rights of Assignor with respect to any pooled, communitized or unitized acreage by virtue of any Property being a part of a Unit, including all production from such Unit and all interests in any wells, and production therefrom, within such Unit, and including any Leases and leasehold rights owned by Assignor where a portion or portions of such Lease is included in any such Unit, (iv) all of the real, personal and mixed property of Assignor located on any Property or obtained or used in connection with the operation of any Property, Unit or Well (whether located on or off the Properties), including wells, well equipment, casing, tanks, gas separation and field processing units, crude oil and condensate or products in storage or in pipelines produced after the Effective Date, boilers, buildings, tubing, pumps, motors, fixtures, machinery and other personal property, flowlines, power lines, telephone lines, roads, and all other improvements used in the operation thereof, and (v) all rights of Assignor in, to and under or derived from all agreements and contractual rights, all easements and rights-of-way described in Exhibit B, all servitudes and other estates to the extent relating to any of the items described above, including, without limitation, all production sales and purchase contracts, operating agreements, pooling or unitization agreements, purchase, exchange or processing agreements, surface leases, farmout or farmin agreements, transportation agreements, permits, licenses, options, orders and all other contracts, agreements and instruments relating to the production, storage, treatment, transportation, gathering, processing, purchase or sale or disposal of oil, gas, other hydrocarbons, other minerals, water, brine or other substances from any Property (or properties pooled or unitized therewith) all of which this Assignment is made subject to and to all of which Assignee expressly assumes and agrees to be bound by (all of the interests described above being herein referred to as the "Assigned Interests"), LESS AND EXCEPT all oil, gas and other hydrocarbons produced and stored above the pipeline connection prior to the Effective Date and all proceeds and rights to proceeds from the sale of oil, gas and other hydrocarbons prior to the Effective Date.

           TO HAVE AND TO HOLD the Assigned Interests, together with all and singular the rights and appurtenances thereunto and in anywise belonging unto Assignee, its heirs and executors, successors and assigns forever; and Assignor does hereby bind itself, its successors and assigns to warrant and forever defend title to the Assigned Interests of such Assignor, unto Assignee, and its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under such Assignor, but not otherwise; and with full substitution and subrogation of Assignee.

           INSOFAR AS THIS ASSIGNMENT COVERS PERSONAL PROPERTY, ASSIGNOR EXPRESSLY DISCLAIMS AND NEGATES ANY EXPRESS WARRANTY OF MERCHANTABILITY, CONDITION OR SAFETY AND ANY EXPRESSED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; AND ASSIGNEE WAIVES ANY AND ALL OF THE AFOREDESCRIBED WARRANTIES AND ACCEPTS ALL SUCH PERSONAL PROPERTY AS IS, WHERE IS WITH ALL FAULTS. ALL DESCRIPTIONS OF SAID PERSONAL PROPERTY HERETOFORE OR HEREAFTER FURNISHED TO ASSIGNEE BY ASSIGNOR HAVE BEEN AND SHALL BE FURNISHED SOLELY FOR ASSIGNEE'S CONVENIENCE AND HAVE NOT CONSTITUTED AND SHALL NOT CONSTITUTE A REPRESENTATION OR WARRANTY OF ANY KIND BY ASSIGNOR. ASSIGNOR SHALL

HAVE NO LIABILITY TO ASSIGNEE FOR ANY CLAIMS, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY, INCIDENTALLY OR CONSEQUENTIALLY, BY SUCH PERSONAL PROPERTY, BY ANY INADEQUACY THEREOF OR THEREWITH, ARISING IN STRICT LIABILITY OR OTHERWISE, OR IN ANY WAY ARISING OUT OF ASSIGNEE'S PURCHASE THEREOF ATTRIBUTABLE TO PERIODS OF TIME ON OR AFTER THE CLOSING DATE.

This Assignment shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns and shall constitute covenants running with the land.

           IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed as of the date first above written.


                                             ASSIGNOR:


SONAT EXPLORATION COMPANY                    SONAT TEXAS GATHERING COMPANY


By:_______________________________           By:________________________________
Title:____________________________           Title:_____________________________


                                             ASSIGNEE:

TEXOIL, INC.


By:________________________________
Title:_____________________________

                                 ACKNOWLEDGEMENT

STATE OF TEXAS         SS

COUNTY  OF HARRIS      SS

     This instrument was acknowledged before me on this day of _________, 1998, by _______________________, the ______________________ of SONAT EXPLORATION
COMPANY.

                                     ___________________________________________
                                     Notary Public in and for the State of Texas
                                     My Commission Expires:_____________________


STATE OF TEXAS         SS

COUNTY  OF HARRIS      SS

     This instrument was acknowledged before me on this day of_________, 1998, by __________, the ___________________________________of SONAT TEXAS GATHERING
COMPANY.


                                     ___________________________________________
                                     Notary Public in and for the State of Texas
                                     My Commission Expires:_____________________


STATE OF TEXAS         SS

COUNTY  OF HARRIS      SS

     This instrument was acknowledged before me on this day of __________, 1998, by ________________________, the __________________ of TEXOIL, INC.


                                     ___________________________________________
                                     Notary Public in and for the State of Texas
                                     My Commission Expires:_____________________